Exhibit 4.4

EXECUTION VERSION

DEED OF CONSENT AND AMENDMENT TO WARRANT INSTRUMENTS

THIS DEED is dated         December 2020 (such date being the “Effective Date”)

BETWEEN:

(1)

MEREO BIOPHARMA GROUP PLC, a public limited company incorporated in England and Wales with company number 04206001 whose registered office is at 4th Floor, One Cavendish Place, London, England W1G 0QF (the “Company”);

(2)

KREOS CAPITAL V (UK) LIMITED, a private limited company incorporated in England and Wales with company number 09728300, whose registered office is at 25 Old Burlington Street, London W1S 3AN (“Kreos”); and

(2)

SILICON VALLEY BANK, a California corporation with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, United States of America, and registered in England and Wales under numbers BR014561 and FC029579 with its UK branch at Alphabeta, 14-18 Finsbury Square, London, EC2A 1BR (“SVB”).

WHEREAS

(A)

The Company adopted a warrant instrument on 21 August 2017, a copy of which is appended hereto as Appendix 1 (the “2017 Warrant Instrument”) and another warrant instrument on substantively similar terms on 1 October 2018 (the “2018 Warrant Instrument”), a copy of which is appended hereto as Appendix 2, each of the 2017 Warrant Instrument and the 2018 Warrant Instrument constituting certain warrants to subscribe for Ordinary Shares in the capital of the Company. The 2017 Warrant Instrument and the 2018 Warrant Instrument are collectively referred to herein as the “Warrant Instruments”.

(B)

Pursuant to the Warrant Instruments, initial allocations of Warrants were issued to SVB and Kreos, with further issues following adjustment of the Warrants from time to time, resulting in SVB and Kreos each holding 621,954 Warrants as of 11 December 2020 (as set out below, each such Warrant being exercisable at a Subscription Price of GBP 2.95, such price representing the weighted average of the Warrants issued by the Company in favour of SVB and Kreos on 21 August 2017, 29 December 2017 and 1 October 2018).

(C)	In 2020, the Company completed certain equity and debt financing transactions, including:

(i).	a commercial transaction with Aspire Capital Fund, LLC on 10 February 2020 that resulted in the issuance of Equity Securities to Aspire (the “Aspire Transaction”);

(ii).

a convertible loan note to Novartis Pharma AG (“Novartis”) on 10 February 2020 in the amount of £3,841,479 (the “Novartis Convertible Note”) and also issued a warrant to Novartis on 10 February 2020 to subscribe for ordinary shares in the Company (the “Novartis Warrant”);

(iii).

a securities purchase agreement with Boxer Capital, LLC (“Boxer”) on 19 February 2020 pursuant to which Boxer agreed to make an investment of $3 million to purchase 12,252,715 of the Company’s ordinary shares (the “Boxer Transaction”); and

(iv).

certain financing transactions on 3 June 2020, pursuant to which OrbiMed Partners Master Fund Limited, OrbiMed Genesis Master Fund L.P. and OrbiMed Private Investments VII, LP and certain other investors subscribed for certain Equity Securities, including (i) Ordinary Shares, (ii) warrants to subscribe for Ordinary Shares, and (iii) loan notes convertible into Ordinary Shares ((i), (ii) and (iii) together, the “PIPE Transaction”)

(the Aspire Transaction, Novartis Convertible Note, Novartis Warrant, Boxer Transaction and PIPE Transaction together, the “2020 Adjustment Events”).

(D)

Prior to the Effective Date, the Company, SVB and Kreos had not been able to reach agreement as to the appropriate manner in which the Warrants should be adjusted to reflect the 2020 Adjustment Events.

(E)

The Company is intending to cancel the admission to trading of its Ordinary Shares from the Alternative Investment Market (“AIM”) operated by the London Stock Exchange, with effect from 18 December 2020 (the “Delisting”). Following the Delisting, the only listing maintained by the Company will be that of American depositary receipts on NASDAQ, the tradeable entitlement representing American Depositary Shares (“ADSs”), each of which such ADSs represents five Ordinary Shares.

(F)

The parties are entering into this Deed to (i) confirm how the Warrants will be adjusted in respect of the 2020 Adjustment Events; (ii) amend certain terms of the Warrant Instruments so as to limit the instances of future Adjustments; (iii) make appropriate changes to the Warrant Instruments to accommodate the Delisting; and (iv) amend certain additional terms of the Warrant Instruments to add a mechanism for delivery of ADSs to a Warrantholder following a valid exercise of subscription rights and remove provisions relating to AIM-listed status which will cease to be relevant after the Delisting.

IT IS AGREED AS FOLLOWS:

1.	INTERPRETATION

Terms defined in each of the Warrant Instruments shall have the same meanings as given therein when used in this Deed unless otherwise defined herein.

2.	TREATMENT OF TRANSACTIONS

Each of the parties hereto:

(a)	agrees and confirms that as at the Effective Date, no adjustment of the Warrants has been made in respect of the 2020 Adjustment Events;

(b)

agrees that, in full and final settlement of any adjustments that might have been required pursuant to the 2020 Adjustment Events under the terms of the Warrant Instruments prior to their amendment by the terms of this Deed and in consideration for the further changes to the Warrant Instruments as set out herein, the Company shall issue to each of SVB and Kreos 621,954 further Warrants (such Warrants constituting an adjustment for the purposes of the Warrant Instruments, and to be apportioned between the 2017 Warrant Instrument and 2018 Warrant Instrument in the amounts of 469,575 and 152,379 Warrants respectively), which shall have a subscription price attached thereto of USD 0.4144 per Warrant Share (such price being the volume weighted average price of one (1) Ordinary Share during the ten (10) consecutive trading day period immediately preceding the Effective Date converted into USD at an exchange rate of 1 GBP = 1.3226 USD (being the GBP-USD opening exchange rate published in the Wall Street Journal on the business day (being a day on which banks are open for commercial business in New York) immediately preceding the Effective Date); and

(c)	agrees that from the Effective Date, each of the Warrant Instruments shall be amended in the manner provided in clause 3 of this Deed, including, for the avoidance of doubt:

(i)

so as to restrict the Company’s obligation to adjust the Warrants issued thereunder to such events as set out in the revised definition of “Adjustment” in the forms of amended 2017 Warrant Instrument and 2018 Warrant instrument appended to this Deed; and

(ii)

so as to amend the Subscription Price for all Warrants issued pursuant to the 2017 Warrant Instrument or 2018 Warrant Instrument prior to the Effective Date to GBP 2.95 (such amount representing the weighted average exercise price of the warrants issued thereunder on 21 August 2017, 29 December 2017 and 1 October 2018) as set out in the revised definition of “Subscription Price” in the forms of amended 2017 Warrant Instrument and 2018 Warrant instrument appended to this Deed.

3.	AMENDMENTS AND CONSENT

With effect from the Effective Date:

(a)

the 2017 Warrant Instrument shall be amended so as to include all the changes marked within the version of the 2017 Warrant Instrument as set out at Schedule 1 (Amended 2017 Warrant Instrument). For the avoidance of doubt and for the future reference of the Warrantholders, the Company, their successors in title and any other persons with an interest in the Warrants or the terms of the 2017 Warrant Instrument (if any), Schedule 2 attaches a complete and clean copy of the amended Note Instrument which incorporates the changes implemented pursuant to this Deed; and

(b)

the 2018 Warrant Instrument shall be amended so as to include all the changes marked within the version of the 2018 Warrant Instrument as set out at Schedule 3 (Amended 2018 Warrant Instrument). For the avoidance of doubt and for the future reference of the Warrantholders, the Company, their successors in title and any other persons with an interest in the Warrants or the terms of the 2017 Warrant Instrument (if any), Schedule 4 attaches a complete and clean copy of the Amended Note Instrument which incorporates the changes implemented pursuant to this Deed.

3.2

For the purposes of clause 10.1 of each of the Warrant Instruments, by their execution of this Deed, SVB and Kreos hereby grant Consent to the amendments herein and the provisions of this Deed (including the transactions contemplated herein).

4.	MISCELLANEOUS

4.1	This Deed shall be governed by and construed in accordance with English law and the parties submit to the exclusive jurisdiction of the English courts.

4.2	This Deed may be executed in counterparts which together shall constitute one document.

Schedule 1

2017 Warrant Instrument (marked changes)

EXECUTION VERSION

~~EXECUTION VERSION~~

DATED DECEMBER 2020 ~~2017~~

MEREO BIOPHARMA GROUP PLC

AMENDED WARRANT INSTRUMENT DATED 21

AUGUS T 2017

relating to the issue of warrants entitling the holders to

subscribe for Warrant Shares in the capital of

MEREO BIOPHARMA GROUP PLC

5 Fleet Place London EC4M 7RD

Tel: +44 (0)20 7203 5000 ● Fax: +44 (0)20 7203 0200 ● DX: 19 London/Chancery Lane

www.charlesrussellspeechlys.com

CONTENTS

1	DEFINITIONS AND INTERPRETATION	2

2	CONSTITUTION AND FORM OF WARRANTS	9

3	CALCULATION OF NUMBER OF WARRANT SHARES	10

4	CERTIFICATES	10

5	TIMING FOR EXERCISE OF SUBSCRIPTION RIGHTS	10

6	EXERCISE OF SUBSCRIPTION RIGHTS	11

7	AUTOMATIC EXERCISE OF SUBSCRIPTION RIGHTS	13

8	COMPLETION	14

9	TRANSFER OF WARRANTS	15

10	MODIFICATION AND CESSATION OF RIGHTS	15

11	ADJUSTMENT OF WARRANT	15

12	LIQUIDATION	16

13	TAKEOVERS	16

14	COMPANY REORGANISATIONS – EXCHANGE OF WARRANTS	18

15	INFORMATION AND RIGHTS OF WARRANTHOLDER(S)	19

16	RESTRICTIONS ON AND UNDERTAKINGS OF THE COMPANY	19

17	WARRANTIES	20

18	NOTICES	20

19	COSTS AND EXPENSES	20

20	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999	21

21	FURTHER ASSURANCE	21

22	SEVERABILITY	21

23	GOVERNING LAW	21

SCHEDULE 1 FORM OF WARRANT CERTIFICATE		22

SCHEDULE 2 CONDITIONS		28

THIS WARRANT INSTRUMENT is made on ~~2017~~21 August 2017, as amended on December 2020

(0)	BY:

(1)	MEREO BIOPHARMA GROUP PLC, a company incorporated in England and Wales with number 09481161 whose registered office is at 4th Floor, 1 Cavendish Place, London, England, W1G 0QF (“Company”).

BACKGROUND:

(A)

The Company, by resolution of its directors, has agreed to issue Warrants to subscribe for Warrant Shares in the capital of the Company on the terms set out in this instrument, subject to adjustment as set out in this instrument.

(B)

Either all of the registered holders of shares in the Company have irrevocably waived all pre-emption rights conferred on them (whether by the Companies Act, the Articles or otherwise) or such pre-emption rights have been validly disapplied in relation to the number of Warrants and shares in the Company issued pursuant to this instrument.

(C)	This instrument has been executed by the Company as a deed in favour of the Warrantholder.

IT IS AGREED:

1	DEFINITIONS AND INTERPRETATION

1.1	In this instrument the following words and expressions shall (unless the context requires otherwise) have the following meanings:

2020 Warrants	means any warrants issued on the Amendment Date, by way of adjustment to the Initial Warrants;

Adjustment	means any sub-division or ~~all~~consolidation of Equity Securities by the ~~following~~Company, at any time, after issue of the relevant Warrant, or by reference to any record date, while the Warrants remain exercisable~~:~~

~~(a) any allotment or issue of Equity Securities by the Company by way of capitalisation of profits or reserves;~~

~~(b) any cancellation, purchase or redemption of Equity Securities, or any reduction or repayment of Equity Securities, by the Company;~~

~~(c) any sub-division or consolidation of Equity Securities by the Company; and~~

~~(d)   any issue of securities or other instruments convertible into shares in, or Equity Securities of, the Company or any grant of options, warrants or other rights to subscribe for, or call for the allotment or issue of, shares in, or Equity Securities of, the Company,~~

~~but excluding any issue of Equity Securities of the Company pursuant to (i) the exercise of any options granted to employees, consultants or directors of the Company, or (ii) the loan notes in the Company currently held by Novartis Pharma AG pursuant to a convertible loan note instrument dated 3 June 2016, as amended;~~

~~AIM~~ADS	~~the AIM market operated by the London Stock Exchange~~means American Depositary Shares representing interests in the Ordinary Shares pursuant to a sponsored American Depositary Receipt facility with the Depositary;

~~AIM Rules~~ADS Exchange Ratio	~~the AIM Rules for Companies published by the London Stock Exchange~~means the ratio applicable to the exchange of Ordinary Shares for ADSs from time to time, currently being a ratio of 5 Ordinary Shares for each ADS;

Amendment Date	means 15 December 2020;

Articles	the articles of association of the Company for the time being;

Auditors	the Company’s auditors;

Business	means the research, development, production, trading and licensing of rights, intellectual property and/or products within the life sciences industry (or any of the foregoing or any activities connected thereto);

Business Day	a day (which for these purposes ends at 5.30 pm) on which banks are open for commercial business in the City of London other than a Saturday or Sunday;

Companies Act	the Companies Act 2006;

Competitor	means any entity (other than a reputable financial institution) whose business directly competes with the Business carried out by a Group Company;

Conditions	the terms and conditions set out in Schedule 2 (subject to any alterations made in accordance with the provisions of this instrument);

Consent	either:

(a)   a resolution passed at a meeting of the Warrantholders duly convened and held and carried by a majority consisting of not less than 75 per cent. of the votes cast upon a show of hands or, if a poll is duly demanded, by a majority consisting of not less than 75 per cent of the votes cast on a poll; or

(b)   the consent in writing of Warrantholders entitled to the right to subscribe for at least 75 per cent of the Warrant Shares in respect of which Subscription Rights are granted pursuant to this instrument;

~~CREST~~	~~the system of paperless settlement of trades and the holding of uncertificated shares administered by Euroclear UK & Ireland Limited or any other relevant paperless settlement system used in relation to the holding of uncertificated shares in the Company;~~

Directors	the board of directors of the Company (and/or, where relevant, a Group Company) for the time being;

Equity Securities	has the meaning given ~~m~~in section 560(1) of the Companies Act;

Exercise Date	the date of delivery to the registered office of the Company of the items specified in clause 6.2 (and the date of such delivery shall be the date on which such items are received at the Company’s registered office);

Fair Market Value	either:

(a)   if the Ordinary Shares are then traded on a Recognised Investment Exchange the fair market value of a Warrant Share shall be the volume weighted average price of one (1) Ordinary Share during the ten (10) consecutive trading day period immediately preceding the Exercise Date; or

(b)   if the Ordinary Shares are not traded on a Recognised Investment Exchange~~, the fair~~ but ADSs are listed on Nasdaq, the implied price of One Ordinary Share in pounds sterling, which shall be determined as follows:

(i) dividing (x) being the volume weighted average price of one ADS during the ten (10) consecutive trading day period immediately preceding the Exercise Date by (y) being the number of Ordinary Shares currently represented by a single ADS in accordance with the ADS Exchange Ratio in effect on such date (Implied USD Price); and

(ii) converting the Implied USD Price to pounds sterling at the Exchange Rate on the trading day immediately preceding the Exercise Date; or

(c) if the Ordinary Shares are not traded on a Recognised Investment Exchange and ADSs are not listed on Nasdaq, the fair market value a Warrant Share shall be the Fair Price;

Fair Price	unless otherwise agreed by the board of Directors and the Warrantholder(s) prior to service of the Notice of Subscription, the price per Warrant Share which the Auditors (acting as an expert (the Expert)) shall certify to be in its opinion a fair price for the Warrant Shares. In arriving at his opinion the Expert will value the Warrant Shares as at the date the Notice of Subscription is to be given on the basis that the Company operates as a going concern, as between a willing seller and a willing buyer,subject always to the provisions of the Articles. The decision of the Expert as to the fair price for the Warrant Shares shall be final and binding and his costs shall be borne by the Company;

Final Date	subject to clause 5, 10 years from the date of this instrument (which, for the avoidance of doubt, shall be 21 August 2027);

~~London Stock Exchange~~	~~London Stock Exchange plc;~~

Group	(i) the Company and its subsidiaries (if any), (ii) any holding company of the Company, and (iii) any subsidiaries of such holding companies from time to time and Group Company means any member of the Group;

~~Loan~~Initial ~~Agreement~~Warrants	~~the loan agreement dated on or around the same date as this instrument between, amongst others, the Company, Kreos Capital V (UK) Limited and Silicon Valley Bank~~means the warrants of the Company constituted by this Instrument on 27 August 2017 and 29 December 2017 and any further warrants issued prior to the Amendment Date as an adjustment thereto;

~~Market Abuse Regulation~~Issuance and Delivery Instruction	~~Market Abuse Regulation (Regulation 596/2014/EU)~~means an issuance and delivery instruction in such form as notified from the Company to the Warrantholders from time to time, the current form of which is attached hereto at Schedule 3;

Marketable Securities	means securities in the acquiring entity traded on a Recognised Investment Exchange where the Warrantolder(s) (were it to receive such securities on completion of an Offer having exercised this Warrant) would not be subject to any restrictions on re-sale of such securities;

Member of the same Fund Group	is if the Warrantholder is a fund, partnership, company, syndicate or other entity whose business is managed by a Fund Manager (an “Investment Fund”) or a nominee of that person:

(a)   any participant or partner in or member of any such Investment Fund or the holders of any unit trust which is a participant or partner in or member of any Investment Fund but only in connection with the dissolution of Investment Fund or any distribution of assets of the Investment Fund pursuant to the operation of the Investment Fund in the ordinary course of business,

(b) any Investment Fund managed or exclusively advised by that Fund Manager,

(c) a parent undertaking or subsidiary undertaking of that Investment Fund or Fund Manager, or any subsidiary undertaking of any parent undertaking of that Investment Fund or Fund Manager, or

(d) any trustee, nominee or custodian of such Investment Fund and vice versa;

Notice of Subscription	the notice addressed to the Company by a Warrantholder exercising its Subscription Rights in the form, or substantially in the form, set out in the schedule to the Warrant Certificate;

Ordinary Shares	ordinary shares in the capital of the Company and having the rights and privileges set out in the Articles;

Permitted Transferee	are:

(a) a nominee of the Warrantholders;

(b) a regulated, reputable financial institution;

(c) a member of the SVB Financial Group of companies; and/or

(d) a Member of the same Fund Group;

Recognised Investment Exchange	a recognised investment exchange or overseas investment exchange (within the meaning thereof given for the purposes of section 285 of the Financial Services and Markets Act 2000, and shall include, without limitation, AIM or NASDAQ;

Register	the register of persons for the time being entitled to the benefit of the Warrants to be maintained pursuant to the Conditions;

Registrars	the registrars of the Company for the time being;

Subscription Price	the subscription price per Warrant Share such price being equal to:

(a) in respect of the Initial Warrants ~~to be issued on the First Issue Date, such price being equal to~~, £~~3.0290~~2.95; and

(b)   in respect of the 2020 Warrants ~~to be issued on the Further Issue Dates, such price~~ , $0.4144 (being ~~equal to~~ the volume weighted average price of one (1) Ordinary Share during the ten (10) consecutive trading day period ~~prior to the relevant Issue Date~~immediately preceding the Amendment Date converted into USD at an exchange rate of 1 GBP = 1.3226 USD (being the GBP-USD opening exchange rate published in the Wall Street Journal on the business day (being a day on which banks are open for commercial business in New York) immediately preceding the Amendment Date);

Subscription Rights	the rights of the Warrantholder(s) to subscribe for Warrant Shares under clause 6;

~~Takeover Code~~	~~the UK City Code on Takeovers and Mergers (as amended from time to time);~~

~~UKLA~~	~~the United Kingdom Listing Authority;~~

~~Warrant Amount~~	~~£1,100,000;~~

Warrant Certificate	a certificate evidencing a Warrantholder’s entitlement to Warrants in the form set out in Schedule 1;

Warrant Shares	Ordinary Shares to be issued pursuant to the terms of the Warrants;

Warrantholder	in relation to a Warrant, the person whose name appears in the Register as the holder of the Warrant; and

Warrants	the ~~warrants of the Company constituted by this instrument~~Initial Warrants and the 2020 Warrants and all rights conferred by ~~it~~this Instrument relating thereto (including the Subscription Rights).

1.2	In this instrument, unless the context otherwise requires:

1.2.1	words and expressions defined in the Companies Act or the Articles shall have the same meanings in this instrument (unless otherwise expressly defined in this instrument);

1.2.2	headings are used for convenience only and shall be ignored in interpreting this instrument;

1.2.3	reference to a clause or schedule is a reference to a clause of, or schedule to, this instrument;

1.2.4

reference to (or to any specific provision of) this instrument or any other document or instrument shall be construed as a reference to this instrument, that provision or that document or instrument as in force for the time being and as amended from time to time in accordance with its terms and the prior sanction of a Consent (where consent is required by the terms of this instrument as a condition to such amendment being made);

1.2.5

reference to any gender includes all genders, references to the singular includes the plural (and vice versa) and reference to persons includes bodies corporate, unincorporated associations and partnerships (whether or not any of the same have a separate legal personality);

1.2.6	reference to a statutory provision includes reference to:

(a)	the statute or statutory provision as modified or re-enacted from time to time; and

(b)	any subordinate legislation made under the statutory provision (as modified or re-enacted as set out in clause 1.2.6(a) above);

1.2.7

any words following the terms ‘including’, ‘include’, ‘in particular’, ‘for example’ or any other similar expression shall be construed as illustrative and shall not limit the sense of the words, description, phrase or term preceding those words; and

1.2.8

references to statutory obligations include obligations arising under articles of the Treaty establishing the European Community, and regulations, directives and decisions of the European Union as well as United Kingdom Acts of Parliament and subordinate legislation.

1.3

Unless otherwise specifically provided, where any notice, resolution or document is required by this instrument to be signed by any person, the reproduction of the signature of such person by fax or email shall suffice, provided that confirmation by first class letter is despatched by close of business on the next following Business Day, in which case the effective notice, resolution or document shall be that sent by fax or email (served in accordance with paragraphs 11 and 12 of Schedule 2), not the confirmatory letter.

1.4	This instrument incorporates the schedules to it.

2	CONSTITUTION AND FORM OF WARRANTS

2.1

This instrument constitutes the Warrants, which in aggregate give the Warrantholder(s) the right, upon the terms and subject to the conditions set out in this instrument, to subscribe in cash (subject to clause 6.3.2) at a price per share equal to the Subscription Price for such number of Warrant Shares calculated in accordance with clause 3.

2.2

Subject to clause 6.3.2, each Warrantholder shall be entitled to subscribe in cash at the Subscription Price for that number of Warrant Shares in respect of which it is entitled to be recorded as the holder in the Register on the terms set out in this instrument.

2.3	The Warrants shall be in registered form.

2.4	The Warrants are issued subject to the Articles and otherwise on the terms of this instrument (including the Conditions).

2.5

The Company agrees with the Warrantholder(s) and, in consideration of being issued a Warrant Certificate, each Warrantholder agrees with the Company that the Articles (insofar as they relate to the Warrants) and the terms of this instrument shall be binding upon the Company and each Warrantholder and all persons claiming through or under either of them.

2.6	No application will be made for the Warrants to be listed or dealt on any Recognised Investment Exchange (as that term is defined in the Financial Services and Markets Act 2000 (as amended)).

3	CALCULATION OF NUMBER OF WARRANT SHARES

3.1	The number of Warrant Shares over which the Initial Warrants ~~will be~~have been issued is ~~as follows:~~939,150 Warrant Shares.

~~3.1.1~~	~~At the date of this instrument (the First Issue Date), the Company shall issue Warrants over 363,156~~

3.2	The number of Warrant Shares over which the 2020 Warrants will be issued is 939,150 Warrant Shares~~, such~~.

3.3	The 2020 Warrants shall be issued to ~~be issued to~~ Silicon Valley Bank and Kreos Capital V (Expert Fund) LP in equal proportions~~; and~~

~~3.1.2~~

~~In addition to the Warrants issued pursuant to clause 3.1.1 above, on each draw down pursuant to the Loan Agreement, the Company shall issue within five (5) Business Days of the date of each such drawdown further Warrants over such number of Warrant Shares as is equal to 11% of the amount of each such drawdown divided by the Subscription Price such Warrants to be issued to Silicon Valley Bank and Kreos Capital V (Expert Fund) LP in equal proportions (the Further Issue Date(s) together with the First Issue Date, the Issue Dates).~~.

4	CERTIFICATES

4.1

The Company shall issue to each Warrantholder a Warrant Certificate in respect of that number of Warrants to which it is entitled as soon as reasonably practicable following a Warrantholder becoming entitled to such Warrants in accordance with clause 3.1.1 and/or 3.1.2.

4.2

If a Warrant Certificate is mutilated, defaced, lost, stolen or destroyed, the Company will replace it on such terms as to evidence and indemnity as the Company may reasonably require and subject to the Warrantholder who is seeking the replacement paying the Company’s reasonable costs (if any) in connection with the issue of the replacement.

4.3	Mutilated or defaced Warrant Certificates must be surrendered before replacements will be issued.

5	TIMING FOR EXERCISE OF SUBSCRIPTION RIGHTS

5.1	The Subscription Rights may be exercised at any time from the date of this instrument until 17:00 GMT on the Final Date and shall be exercised in accordance with clause 6.

5.2

Subject to clause 7, a failure by any Warrantholder to exercise its Subscription Rights ahead of such time on the Final Date shall mean that such Warrantholder’s outstanding Warrants shall immediately lapse and be cancelled and such Warrantholder shall have no further rights under this instrument.

5.3

Without prejudice to clauses 12, 13 and 14, if the Final Date is likely to occur before the last date for approval of or acceptance of a liquidation, share buyback, takeover or reorganisation event (that is in each case subject to an existing proposal) such as described in the said clauses, the Final Date shall be extended until such last date for approval or acceptance of such event as aforesaid.

6	EXERCISE OF SUBSCRIPTION RIGHTS

6.1

The Subscription Rights may be exercised in whole or in part. If exercised in part, the Subscription Rights must be exercised in tranches of 50,000 Warrants, or in respect of the last tranche of Warrants attached to the outstanding Subscription Rights held by the Warrantholder concerned, such lesser balancing number of Warrants as may be outstanding.

6.2	In order to exercise its Subscription Rights validly, a Warrantholder must deliver the following items to the registered office of the Company:

6.2.1	the Warrant Certificate for the Warrants in respect of which Subscription Rights are being exercised, together with the Notice of Subscription duly completed;

6.2.2	if required pursuant to clause 6.3.1, a remittance by banker’s draft, drawn on a UK clearing bank, (or such other mode of payment as the Company and the Warrantholder shall agree); ~~and~~

6.2.3	the name and address of the Warrantholder to which the Warrant Shares arising on exercise of Subscription Rights are to be issued; and

6.2.4

if and to the extent that the Ordinary Shares issued are to be delivered as ADSs, a completed Issuance and Delivery Instruction in the form set out at Schedule 3 hereto (as such form may be amended from time to time by notice to the Warrantholder) duly completed and executed by the Warrantholder.

6.3	The Subscription Price for each of the Warrant Shares shall, at the absolute discretion of the Warrantholder, be satisfied by any of the following:

6.3.1	the payment by banker’s draft for each of the Warrant Shares at the Subscription Price; or

6.3.2

in lieu of a cash payment in respect of the aggregate Subscription Price for the Warrant Shares, the Warrantholder may elect ~~to receive~~for a reduced number of Warrant Shares (as calculated below) (“Reduced Warrant Shares”) to be issued than the number to which it would be entitled on exercise of the Subscription ~~Right~~Rights in full, payment for such Reduced

Warrant Shares being satisfied by waiver by the Warrantholder of the right to receive the balance of Warrant Shares to which the Warrantholder is entitled over and above the Reduced Warrant Shares (“Balance Warrant Shares”). In doing so, the Company agrees and acknowledges that, subject to the payment of the par value of the Reduced Warrant Shares pursuant to this clause ~~6.3.2,~~6.3.2, the Reduced Warrant Shares to be issued to the Warrantholder ~~shall be issued~~(or, in the case of a Warrantholder which has specified in the Notice of Subscription in respect of such Reduced Warrant Shares that it requires to have such Reduced Warrant Shares delivered as ADSs and has delivered a duly completed Issuance and Delivery Instruction to the Company in respect of the same, issued to, deposited with (and otherwise registered in the name of) the custodian of the Depositary (or its nominee)) as fully paid up at the Subscription Price, and the Warrantholder agrees and acknowledges that it waives its Subscription Rights to the Balance Warrant Shares used as consideration for ~~the~~ payment of the aggregate Subscription Price. The number of Reduced Warrant Shares the Warrantholder (or Depositary, as

applicable) will receive shall be determined as follows:

X = Y (A – B) / A

where:

X = the number of Reduced Warrant Shares to be issued to the Warrantholder or Depositary (as applicable).

Y = the number of Warrant Shares with respect to which the Warrant is being exercised by the Warrantholder (without application of the reduction).

A = the Fair Market Value of one Warrant Share

B = the Subscription Price~~.~~ (provided that, where the relevant Warrants being exercised have a Subscription Price denominated in USD, the Company shall convert such Subscription Price to pounds sterling for the purpose of calculating the aggregate nominal value of such Reduced Warrant Shares using the Exchange Rate on the trading day prior to service of the Notice of Subscription or Automatic Exercise Notice, as the case may be)

Provided always that the Warrantholder shall nevertheless be required to subscribe in cash for the par value of the Reduced Warrant Shares to the extent that if it did not do so the Reduced Warrant Shares would be issued at a discount to the Warrantholder. It being understood that if Warrant Shares are issued pursuant to this clause 6.3.2, notwithstanding that such Warrant Shares are issued at nominal value, the Warrantholder shall be deemed to have paid the relevant Subscription Price per Warrant Share for the purposes of calculating any distribution or share of sale proceeds in each case attributable to the Warrant Shares and to other issued shares of the class for the purposes of the Articles and for all other purposes.

6.4

Delivery of the items specified in clause 6.2 to the Company shall, unless the Company expressly consents otherwise, be an irrevocable election by the Warrantholder to exercise the relevant Subscription Rights.

7	AUTOMATIC EXERCISE OF SUBSCRIPTION RIGHTS

7.1

If, on the Final Date, the Fair Market Value of one Warrant Share is greater than the Subscription Price on such date, the Warrantholder shall be deemed to have automatically exercised its Subscription Rights, on a conditional basis, in respect of all unexercised Warrants on such date on a net issuance basis as set out in ~~clause~~Clause 6.3.2 (Exercise of Subscription Rights). In such circumstances, the Company shall (subject at all times to the Company’s obligations under ~~the Takeover Code, the AIM Rules, and~~ all applicable law and any other regulations ~~including the Market Abuse Regulation)~~, send a notice to the Warrantholder(s) within ten (10) Business Days of the Final Date (such notice being the “Automatic Exercise Notice” for the purposes of this clause 7) requiring them to pay up a cash amount equal to the aggregate nominal value of the Warrant Shares (such payment being the “Nominal Value Payment”) to be issued pursuant to clause 6.3.2 (“Exercise of Subscription Rights”) and this clause ~~7.1.~~ 7.1, and to specify whether such Warrantholder requires any such Warrant Shares to be delivered as ADSs.

7.2

The Warrantholder shall, within ten (10) Business Days of receipt of the Automatic Exercise Notice (the “Nominal Value Payment Period”), provide the Company with the Nominal Value Payment, to an account notified by the Company to the ~~Warrantholder.~~ Warrantholder, and, if such Warrantholder requires any Warrant Shares to be delivered as ADSs, a duly completed Issuance and Delivery Instruction in respect of such Warrant Shares. Upon receipt of such ~~the~~ Nominal Value Payment~~,~~ (and, if applicable, such Issuance and Delivery Instruction) the Warrant Shares to be issued to the Warrantholder ~~on a net issuance basis pursuant to clause 6.3.2~~(or in the case of a Warrantholder who has delivered an Issuance and Delivery Instruction, the custodian of the Depositary) shall be allotted and issued to the Warrantholder (or the custodian of the Depositary, as applicable) credited as fully paid up in accordance with clause 6.3.2 (Exercise of Subscription Rights) and clause 8.3.1 (Completion). Any failure by a Warrantholder to pay the Nominal ~~Value Payment~~ValuePayment (or deliver a duly completed Issuance and Delivery Instruction, if applicable) within the Nominal Value Payment Period shall result in the automatic lapse of any Warrants over Warrant Shares for which the Nominal Value Payment was not made or Issuance and Delivery Instruction not delivered.

8	COMPLETION

8.1

Following a valid exercise of Subscription Rights by a Warrantholder or an automatic exercise of Subscription Rights pursuant to clause 7 or clause 13.2.2, the Company shall in accordance with clause 8.3:

8.1.1

allot and issue credited as fully paid to the Warrantholder; ~~(or to its nominee or trustee as notified to the Company in the Notice of Subscription) the Warrant Shares to which the Warrantholder is entitled by exercising the Subscription Rights (“Allotted Shares”)~~or in the event that the Warrantholder has required pursuant to clause 6.2 that Ordinary Shares to be issued from the Exercise of Subscription Rights are to be delivered as ADSs, delivered a duly completed Issuance and Delivery Instruction, and there is an effective registration statement covering the Ordinary Shares to be issued on such exercise, issue to, deposit with (and otherwise register in the name of) the custodian of the Depositary (or its nominee) (“Allotted Shares”) and following such issuance and deposit the Company will direct the Depositary to issue an amount of ADSs via DTC (with such ADSs being eligible for listing on Nasdaq) in accordance with the corresponding Issuance and Delivery Instruction;

8.1.2

immediately following allotment and issue in accordance with clause ~~8.1.1,~~8.1.1, enter, or procure that the Company’s Registrars enter the Warrantholder’s name (or (i) its nominee’s or trustee’s name, ~~as appropriate~~or (ii) in the case of any Ordinary Shares to be delivered as ADSs, the custodian of the Depositary’s name) in the register of members of the Company as the holder of the Allotted Shares;

8.1.3

immediately following registration in accordance with clause ~~8.1.2,~~8.1.2, either: send to the person identified by the Warrantholder pursuant to clause ~~8.1.1,~~8.1.1, free of charge, share certificate(s) in respect of the Allotted Shares ~~or credit such aggregate number of Allotted Shares to the Warrantholder’s (or its nominee’s or trustee’s) CREST stock account~~; and

8.1.4

apply for the admission of the Warrant Shares to trading on ~~(i) AIM, insofar as the Warrant Shares are listed on AIM or, (ii) on any other~~any recognised investment exchange on which the Warrant Shares are listed, at the time of the allotment and issue pursuant to clause 8.1.1, and shall use its reasonable endeavours to secure such admission to trading no later than ten (10) Business Days after such application.

8.2	The obligations of the Company under clause 8.1 shall be fulfilled within ten (10) days after the Notice of Subscription is lodged at the registered office of the Company.

8.3	The Allotted Shares shall:

8.3.1	be allotted and issued fully paid;

8.3.2	rank pari passu with the relevant class of fully paid Warrant Shares then in issue;

8.3.3

rank for any dividend or other distribution which has previously been announced or declared if the date by which the holder of Warrant Shares must be registered to participate in such dividend or other distribution is after the Exercise Date pursuant to which the Subscription Rights have been exercised; and

8.3.4	be free from all claims, liens, charges, encumbrances, equities and third party rights.

8.4

If following allotment of shares pursuant to the exercise of some of the Subscription Rights, some Subscription Rights remain, the Company shall issue a Warrant Certificate to the Warrantholder within 15 Business Days for the balance of the Warrantholder’s Subscription Rights.

9	TRANSFER OF WARRANTS

9.1	Subject to clause 9.2, the Warrants may be transferred in whole or in part by any Warrantholder to any person, provided that the Company has given its prior written consent to such transfer.

9.2

A Warrantholder has the right, with prior written notice, but without the consent of the ~~Borrower~~Company, to transfer the Warrants in whole or in part to a Permitted Transferee, subject to compliance with the provisions of Schedule 2 hereto.

9.3	Notwithstanding any other provisions of this instrument, no transfer shall be made to any person which is a Competitor of the Company or any other Group Company.

9.4	The provisions of Schedule 2 to this instrument shall regulate any transfer of a Warrant.

10	MODIFICATION AND CESSATION OF RIGHTS

10.1	This instrument may be modified only with the prior sanction of Consent.

10.2	This instrument ceases to have effect on the earlier of:

10.2.1	the date upon which all Subscription Rights have been exercised in full; and

10.2.2	the Final Date.

11	ADJUSTMENT OF WARRANT

11.1

Upon the occurrence of an Adjustment after the date of this Instrument but prior to the Final Date, the number and/or nominal value of Warrant Shares to be, or capable of being subscribed on any subsequent exercise of the Subscription Rights conferred by each issued Warrant and/or the Subscription Price will be adjusted in such manner as the Auditors shall certify to be fair and reasonable so that the Warrants shall, after such adjustment, entitle the Warrantholder(s) on exercise to receive the same percentage of the share capital of the Company in issue or capable of being issued following the implementation of the Adjustment, carrying the same proportion of votes exercisable at a general meeting of shareholders, for the same ~~price~~Aggregate Subscription Price, in each case as nearly as practicable, as would have been the case if no Adjustment had occurred, provided that the Subscription Price shall not in any event be reduced so that, upon exercise of the Subscription Rights, Warrant Shares would fall to be issued at a discount to their nominal value.

11.2

Within ten (10) days after days after an Adjustment, or, if later, within 10 days after the response of the auditors to any certification required by clause 11.1, notice of such adjustments will be given to the Warrantholder(s) detailing the number of Warrant Shares for which the Warrantholder(s) are entitled to subscribe in consequence of any such adjustment. Replacement Warrant Certificates shall be issued accordingly.

12	LIQUIDATION

12.1

If an order is made or an effective resolution is passed for the winding-up or dissolution of the Company or if any other dissolution of the Company by operation of law is to be effected whilst any Subscription Rights remain exercisable, then the provisions of clause 12.2 or, as the case may be, clause 12.3 shall apply.

12.2

If the winding-up or dissolution is for the purpose of a reconstruction, amalgamation or merger the Warrantholder shall be entitled to be granted by the reconstructed, amalgamated or merged company a substituted warrant of the value of the Warrant immediately prior to such reconstruction, amalgamation or merger.

12.3

If clause 12.2 does not apply, the Company shall immediately notify the Warrantholder(s) in writing that such an order has been made or resolution has been passed or other dissolution is to be effected. The Warrantholder(s) shall be entitled at any time within three (3) months after the date such notice is given to elect by notice in writing to the Company to be treated as if they had, immediately before the date of the making of the order or passing of the resolution or other dissolution, exercised the Subscription Rights and they shall be entitled to receive out of the assets which would otherwise be available in the liquidation to the holders of Warrant Shares, such a sum, if any, as they would have received had they been the holders of and paid for the Warrant Shares to which they would have become entitled by virtue of such exercise, after deducting from such sum the amount which would have been payable by them in respect of the Warrant Shares if they had exercised the Subscription Rights. Nothing contained in this clause 12.3 shall have the effect of requiring the Warrantholder(s) to make any actual payment to the Company.

13	TAKEOVERS

13.1

Subject to clause 13.6, if at any time an offer or invitation is made by the Company to the holders of the Ordinary Shares for the purchase by the Company of any of its Ordinary Shares, the Company shall promptly and without delay give notice thereof to each Warrantholder who shall be entitled, at any time whilst such offer or invitation is open for acceptance, to exercise its Subscription Rights to the extent that such rights have not been exercised or lapsed prior to the record date of such offer or invitation so as to take effect, in so far as is reasonably practicable, as if it had exercised its rights immediately prior to the record date of such offer or invitation.

13.2

Subject to clause 13.6, if at any time an offer is made to all holders of Ordinary Shares (or all holders of Ordinary Shares other than the offeror and/or any company controlled by the offeror and/or persons acting in concert with the offeror) to acquire the whole or any part of the issued share capital of the Company and the Company becomes aware that as a result of such offer the right to cast a majority of the votes which may ordinarily be cast on a poll at a general meeting of the Company may, if such offer becomes unconditional in all respects, become vested in the offeror and/or such persons or companies (the “Buyer”) as aforesaid (the “Offer”):

13.2.1

The Company shall, ~~subject to compliance with the Takeover Code,~~ give notice to each Warrantholder within ten (10) Business Days of its becoming so aware, and each Warrantholder shall be entitled to exercise its Subscription Rights, conditional upon the Offer being declared unconditional in all respects, within thirty (30) days of such notice having been given by the Company (to the extent that such rights have not lapsed or been exercised prior to the record date of such Offer), and to accept or otherwise participate in such Offer on the same terms as made to all holders of Ordinary Shares.

13.2.2

If the Company fails to give notice as required by clause 13.2.1 (subject at all times to the Company’s obligations under ~~the Takeover Code, the AIM Rules, and all~~ applicable law and any other regulations ~~including the Market Abuse Regulation~~) then, provided that immediately prior to the date that the Offer is made the offer price under the Offer is greater than the Subscription Price on such date and conditional upon the Offer being declared or becoming unconditional in all respects, the Warrantholder shall be deemed to have automatically exercised its Subscription Rights in respect of all unexercised Warrants on such date at the Subscription Price on a net issuance basis as set out in clause 6.3.2 (Exercise of Subscription Rights). In such circumstances, the Company shall send a notice to the Warrantholder(s) promptly and without delay (such notice being the “Exercise Notice” for the purposes of this clause 13.2.2) upon either a Warrantholder notifying the Company of its failure to give notice as required by clause 13.2.1 or the Company or the Buyer becoming aware of the Company~~’~~’s failure to give such notice requiring the Warrantholder(s) to ~~pay the Nominal Value Payment. The Warrantholder shall, within ten (10) Business Days of receipt of the Exercise Notice,~~ provide the Company with the Nominal Value Payment, to an account notified by the Company to the Warrantholder~~.~~ , and, if such Warrantholder requires any Warrant Shares to be delivered as ADSs, a duly completed issuance and delivery instruction in respect of such Warrant Shares. Upon receipt of such ~~the~~ Nominal Value Payment and Issuance and Delivery Instruction (if applicable), subject to clause 13.3 the Warrant Shares to be issued to the Warrantholder (or to the custodian of the Depositary, if applicable) on a net issuance basis pursuant to clause 6.3.2 (Exercise of Subscription Rights) shall be allotted and issued to the Warrantholder (or the custodian of the Depositary, if applicable) credited as fully paid up in accordance with clause 6.3.2 (Exercise of Subscription Rights) and clause ~~8.3.1.~~ 8.3.1.

13.2.3

Nothing in this clause 13.2 shall oblige the Warrantholder(s) to accept any Offer made hereunder, save to the extent that such Offer, whether by court order or otherwise, shall have become binding on all shareholders and the offer price under such Offer is greater than the Subscription Price, in which case the Warrantholder(s) shall be deemed to have accepted it on the terms set out herein.

13.3

~~The Company undertakes to the Warrantholders that in the event of an exercise of Subscription Rights during the course of an Offer (or before the date of an Offer if the Directors of the Company have reason to believe that a bona fide offer might be imminent) it will consult with the Panel on Takeover and Mergers without delay to get confirmation that the issue of shares represents the exercise of the Subscription Rights pursuant to a pre-existing contractual obligation. In the event that the Panel of Takeover and Mergers does not give such confirmation, the Company will undertake without delay to call a general meeting of the Company to approve the issue of shares pursuant to the Subscription Rights.~~ [Not used]

13.4	~~The Company shall use reasonable endeavours to procure that any Buyer extends the Offer to the Warrantholders in accordance with Rule 15 and Practice Statement 24 of the Takeover Code.~~[Not used]

13.5

For the avoidance of doubt, publication of a compromise or scheme of arrangement under the Companies Act providing for the acquisition by any person of the whole or any part of the issued share capital of the Company shall be deemed to be the making of an Offer for the purposes of this clause 13.

13.6

If, for whatever reason, a Warrantholder fails, refuses or declines to exercise its Subscription Rights within sixty (60) days of an Offer having become unconditional in all respects, the Warrants held by such Warrantor shall automatically lapse and no Warrant Shares shall be issued to the Warrantholder thereunder.

14	COMPANY REORGANISATIONS – EXCHANGE OF WARRANTS

14.1

A company reorganisation occurs if the Company merges with or transfers all or substantially all of its assets and undertaking to a new company (“Newco”) and the shareholders of Newco are substantially the same as the shareholders of the Company immediately before the Company reorganisation, with shares having the same rights as those of the Company.

14.2

If there is a company reorganisation, the Company shall, save to the extent proposed by the Company and sanctioned by a Consent, use reasonable endeavours to procure that new warrants over the share capital of the Newco are granted with equivalent rights and on terms applying in this instrument mutatis mutandis and on such grant the existing Warrants shall lapse.

15	INFORMATION AND RIGHTS OF WARRANTHOLDER(S)

15.1	The Company shall:

15.1.1

send to each Warrantholder a copy of its annual reports and audited accounts together with all documents required by law to be annexed to that report at the same time they are provided to the holders of the Ordinary Shares;

15.1.2	send to each Warrantholder copies of any statements, notices or circulars sent to the holders of the Ordinary Shares; and

15.1.3	give to each Warrantholder not less than 30 days’ prior written notice of its intention to declare or pay a dividend or other distribution on the Ordinary Shares.

15.2

The Warrantholder(s) may attend all general meetings of members of the Company and meetings of the holders of Ordinary Shares but may not vote at those meetings by virtue of or in respect of their holdings of Warrants.

15.3	Each Warrantholder shall keep confidential any information received by it in its capacity as a Warrantholder which is of a confidential nature except:

15.3.1	as required by law or any applicable regulations;

15.3.2	to the extent the information is in the public domain through no default of the Warrantholder; and

15.3.3	each Warrantholder will be entitled to divulge such information to any other Warrantholder and any proposed transferee of Warrants on the same terms as to confidentiality.

16	RESTRICTIONS ON AND UNDERTAKINGS OF THE COMPANY

16.1	For so long as the Warrants are outstanding, the Company will:

16.1.1

to the extent that the Company has a limit on its authorised share capital, keep available for issue and free from pre-emptive rights, out of its authorised but unissued share capital, such number of Warrant Shares as will enable the Subscription Rights of the Warrantholder(s) to be satisfied in full;

16.1.2

ensure that the Directors have all necessary authorisations and disapplications of pre-emption (including under the Companies Act) to allot such number of Warrant Shares as will enable the Subscription Rights of the Warrantholder(s) to be satisfied in full at any time;

16.1.3	~~maintain the admission to trading of the Ordinary Shares on AIM, or any other Recognised Investment Exchange on which the Ordinary Shares are traded from time to time;~~ [Not used]

16.1.4

not make any issue, grant or distribution or take any other action the effect of which would be that on exercise of any of the Subscription Rights it would be required to issue Warrant Shares at a discount to their nominal value; and

16.1.5	not buy any Warrants unless it offers to buy Warrants from all Warrantholders in proportion to their respective holdings of Warrants.

17	WARRANTIES

17.1	The Company warrants to the Warrantholder(s) that:

17.1.1	it has the power to execute and to perform its obligations under this instrument;

17.1.2	it has taken all action necessary to authorise the execution of, and the performance of its obligations under this instrument;

17.1.3

all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will be, upon issuance, be duly authorised, validly issued and fully paid and free of any liens and encumbrances;

17.1.4

it and the Directors have, and have obtained all necessary shareholder and third party consents (which consents are subsisting and remain sufficient and have not been revoked at the Issue ~~Dates~~Date), to grant the Warrant to the Warrantholder(s) on the Issue ~~Dates~~Date on the terms of this Warrant; and

17.1.5

~~the Ordinary Shares are duly admitted to trading on AIM or on another Recognised Investment Exchange and no circumstances exist which may cause the suspension or cancellation of such admission.~~ [Not used]

18	NOTICES

Any notice to the Warrantholder(s) required for the purposes of any provision of this instrument shall be given in accordance with the provisions of paragraphs 10 to 13 (inclusive) of Schedule 2.

19	COSTS AND EXPENSES

19.1

The ~~Borrower~~Company shall promptly pay to the Warrantholder(s) on the Warrantholder’s demand, the reasonable legal expenses plus applicable VAT and disbursements incurred by the Warrantholder in connection with:

19.1.1	any amendment or supplement to this instrument, or any proposal for such an amendment to be made, provided such amendment or supplement has been requested or necessitated by the Company; and

19.1.2

any consent or waiver by the Warrantholder(s) concerned under or in connection with this instrument or any request for such a consent or waiver, provided that such consent or waiver has been requested or necessitated by the Company; and

19.1.3	any step taken reasonably and properly by the Warrantholder with a view to the protection, exercise or enforcement of any right or interest created by this instrument.

20	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this instrument shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this instrument. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

21	FURTHER ASSURANCE

The Company shall, at its own cost and expense, execute all such deeds and documents and do all such acts and things as may reasonably be required in order to give effect to this instrument, including vesting on issue the full legal and beneficial title to the Warrant Shares in the Warrantholder.

22	SEVERABILITY

Each of the provisions of this instrument is distinct and severable from the others and if at any time one or more of such provisions is or becomes valid, unlawful or unenforceable (whether wholly or to any extent), the validity, lawfulness and enforceability of the remaining provisions (or the same provision to any other extent) of this instrument shall not in any way be affected or impaired.

23	GOVERNING LAW

The provisions of this instrument and the Conditions and any dispute or claim arising out of or in connection with them (including any dispute or claim relating to non-contractual obligations) shall be subject to and governed by English law and the Company and the Warrantholder(s) submit to the exclusive jurisdiction of the English Courts in relation to any such dispute or claim.

The Company intends this instrument to be a deed poll and accordingly it or its duly authorised representatives execute and deliver it as such.

SCHEDULE 1

Form Of Warrant Certificate

MEREO BIOPHARMA GROUP PLC (“COMPANY”)

A company registered in England and Wales

under Company number 09481161

WARRANT CERTIFICATE

This certificate is issued pursuant to the warrant instrument issued by the Company on                      2017 (“Warrant Instrument”). Words and expressions used in this certificate which are defined in the Warrant Instrument have the meanings given to them in the Warrant Instrument.

Certificate number: [•]

Date of issue:                      2017

Name and address of Warrantholder:	[Silicon Valley Bank of 3003 Tasman Drive, Santa Clara, California 95054 US (UK branch at Alphabeta 14-18 Finsbury Square, London EC2A 1BR)]

[Kreos Capital V (Expert Fund) LP of 47 Esplanade, St. Helier, Jersey JE1 0BD]

Number of [Initial/2020] Warrant Shares for which the Warrantholder may subscribe ~~such number as is calculated by dividing [•] [NB: In respect of the First Issue Date, £550,000 for each of SVB and Kreos; in respect of the Further Issue Date(s), each of SVB and Kreos will receive an equal share of the aggregate amount of the Warrants issued pursuant to clause 3.1.2.] (being the relevant proportion of the Warrant Amount held by the Warrantholder) by the Subscription Price, as adjusted in accordance with terms of the Warrant Instrument, if appropriate.~~[•]

Subscription price: [£2.95/$0.4316]

This is to certify that the Warrantholder named above is the registered holder of the right to subscribe in cash for Warrant Shares at the subscription price set out above subject to the Articles and otherwise on the terms and conditions set out in the Warrant Instrument (a copy of which is available for inspection at the registered office of the Company).

EXECUTED as a DEED by

MEREO BIOPHARMA GROUP PLC

Signature of Director
Name of Director

Signature of Secretary

Name of Secretary

~~EXECUTED as a deed, but not delivered until) the date specified on this certificate, by~~ ) ) ~~MEREO BIOPHARMA GROUP PLC~~ ) ~~by a director in the presence of a witness:~~
~~Director~~
~~Witness Signature:~~
~~Witness Name (block capitals):~~
~~Witness Address:~~
~~Witness Occupation:~~

Schedule to the Warrant Certificate

Notice of Subscription

To:	The Directors

MEREO BIOPHARMA GROUP PLC (“Company”)

This notice is issued pursuant to the warrant instrument issued by the Company on                     ~~2017~~                          (“Warrant Instrument”). Words and expressions used in this notice which are defined in the Warrant Instrument have the meanings given to them in the Warrant Instrument.

~~By this notice we exercise the Subscription Rights appertaining to [all] [number] of the Warrants evidenced by this certificate.~~

We hereby irrevocably elect to exercise [number] [Initial/2020]Warrants issued to us by the Company pursuant to the Warrant Instrument and purchase thereunder (and surrender herewith the relevant warrant certificate) as follows:

(1)

(A)                     Warrant Shares to be issued to the Warrantholder (or its nominee or trustee) as                      Ordinary Shares pursuant to the Warrant Instrument;

(B)                     Warrant Shares to be issued to the custodian of the Depositary for delivery to the                      Warrantholder as ADSs pursuant to the Warrant Instrument.

(2) We wish to satisfy the aggregate Subscription Price for the Warrant Shares in respect of the Subscription Rights we are exercising as follows [delete options as necessary]:

~~1~~(A) [by payment by banker’s draft, we attach a banker’s draft to this notice];

(B) [by cash payment by wire transfer of immediately available funds to the following account of the Company:

[Use in case of an aggregate Subscription Price denominated in GBP:

                     Account Name: Mereo BioPharma Group plc

                    Bank: Silicon Valley Bank

                     Account No: 20150636

                     Sort Code: 62-10-00

                     BIC/SWIFT: SVBKGB2L

                     IBAN: GB18 SVBK62 1000 2015 0636]

[Use in case of an aggregate Subscription Price denominated in USD:

                     Account Name: Mereo BioPharma Group plc

                     Bank: Silicon Valley Bank

                     Account No: 20150644

                     Sort Code: 62-10-00

                     IBAN: GB93SVBK62100020150644]]

~~2~~ (C) [by satisfying the aggregate Subscription Price by electing to receive a reduced number of Warrant Shares, in accordance with clause 6.3.2].

~~[~~We direct the Company ~~to allot conditional only on the above the~~:

[use for a request under option (1)(A) above] to issue [number] of Ordinary Shares to be issued pursuant to this exercise in the following numbers to the following proposed allottees, each of which is either a Warrantholder, a nominee or trustee of a Warrantholder, or a transferee of one of those persons approved in accordance with clause 9.1 of the Warrant Instrument~~.~~]

Number/percentage of shares	Name of proposed allottee	Address of proposed allottee	~~CREST Details~~

~~1~~			~~Participant ID: [•]~~

~~Member account ID: [•]~~

~~INSP Custodian Client~~
~~Ref: [•]~~

~~Custodian Name: [•]~~

~~2~~ 1			~~Participant ID: [•]~~

~~Member account ID: [•]~~

~~INSP Custodian Client Ref:~~
~~[•]~~

~~Custodian Name: [•]~~

~~We request that certificate(s) for such Ordinary Shares be sent by post at our risk to us at the first address shown above or to the agent lodging this certificate as mentioned below.~~

~~OR~~

~~We hereby request that you register our Warrant Shares in uncertificated form to the CREST account detailed [below][above]:~~

~~CREST Details~~	~~Participant ID~~

~~Member Account ID~~

~~INSP Custodian Client~~
~~Ref:~~

~~Custodian Name~~

~~We agree that such shares are issued and accepted subject to the memorandum and articles of association of the Company.~~

~~Signature of Warrantholder:~~ -

~~Full name:~~ -

~~Address:~~

~~Lodged by: (agent to whom certificate(s) should be sent)~~

[OR] use for a request under option (1)(B) above] to issue, allot, and deposit [number] of Ordinary Shares to be issued pursuant to this exercise to the custodian (or its nominee) of the Depositary and that following such issuance and deposit, to direct the Depositary to issue an amount of ADSs via DTC in accordance with the Issuance and Delivery Instruction corresponding to this Notice of Subscription.

The Warrantholder represents and warrants that this Notice of Subscription has been duly signed and constitutes a valid and binding act to exercise the said Warrants.

Place and date:

Name of Warrantholder:

By:
Title:

The above exercise is acknowledged and accepted. Place and date:

MEREO BIOPHARMA GROUP PLC

By:

~~Name of agent:~~	-

~~Address:~~

SCHEDULE 2

Conditions

1	An accurate Register will be kept and maintained at all times by the Company at its registered office and there shall be entered in the Register:

1.1	the names and addresses of the persons for the time being entitled to be registered as the holders of the Warrants;

1.2	the number of Warrants held for the time being by every registered holder; and

1.3	the date on which the name of every registered holder is entered in the Register in respect of the Warrants in its name.

2

Any change in the name or address of any Warrantholder shall promptly be notified to the Company which shall cause the Register to be altered accordingly. The Warrantholders or any of them and any person authorised by any Warrantholder shall be at liberty at all reasonable times during office hours to inspect the Register and to take copies of or extracts from it or any part of it.

3

The Company shall be entitled to treat each Warrantholder as the absolute owner of a Warrant and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by law, be bound to recognise any equitable or other claim to or interest in a Warrant on the part of any other person, whether or not it shall have express or other notice of such a claim.

4

Each Warrantholder will be recognised by the Company as entitled to the Warrants free from any equity, set-off or cross-claim on the part of the Company against the original or any intermediate holder of the Warrants.

5	Each transfer of a Warrant shall be made by an instrument of transfer in the usual or common form or in any other form which may be approved for the time being by the Directors.

6

The instrument of transfer of a Warrant shall be executed by or on behalf of the transferor but need not be executed by or on behalf of the transferee. The transferor shall be deemed to remain the holder of the Warrant until the name of the transferee is entered in the Register in respect of the Warrant being transferred.

7

The Directors may decline to recognise any instrument of transfer of a Warrant unless the instrument is deposited at the registered office of the Company accompanied by the Warrant Certificate for the Warrant to which it relates, and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The Directors may waive production of any Warrant Certificate upon production to them of satisfactory evidence of the loss or destruction of the Warrant Certificate together with such indemnity as they may require.

8	No fee shall be charged for any registration of a transfer of a Warrant or for the registration of any other documents which in the opinion of the Directors require registration.

9	The registration of a transfer shall be conclusive evidence of the approval by the Directors of such a transfer.

10

Each Warrantholder shall register with the Company an address in the United Kingdom to which notices can be sent. If any Warrantholder fails to register an address with the Company, notice may be given to that Warrantholder by sending it by any of the methods referred to in paragraph 11 of this Schedule 2 to that Warrantholder’s last known place of business or residence or, if none, by exhibiting it for three days at the registered office for the time being of the Company.

11

Notices and other communications to Warrantholders may be given by personal delivery, prepaid letter by first class post or, subject to clause 1.3 of this instrument, fax or email. In proving service of any notice or other communication sent by post, it shall be sufficient to prove that the envelope containing the notice or other communication was properly addressed and stamped and was deposited in a post box or at the post office.

12	A notice or other communication given pursuant to the provisions of paragraph 11 of this Schedule 2 shall be deemed to have been served:

12.1	at the time of delivery, if delivered personally to the registered address;

12.2	on the second Business Day following its posting, if sent by prepaid letter by first class post to an address in the United Kingdom; and

12.3	at 09:00 hours on the Business Day following the despatch of the fax, if sent by fax.

13

All notices and other communications with respect to Warrants standing in the names of joint registered holders shall be given to whichever of such persons is named first in the Register and such notice so given shall be sufficient notice to all the registered holders of such Warrants.

14

Any person who, whether by operation of law, transfer or other means whatsoever, shall become entitled to any Warrant, shall be bound by every notice in respect of such Warrant which, prior to its name and address being entered on the Register, shall have been duly given to the person from which it derives its title to such Warrant.

15

When a given number of days’ notice or notice extending over any other period is required to be given, the day of service shall be included but the day upon which such notice will expire shall not be included in such number of days or other period. The signature to any notice to be given by the Company may be written or printed.

16

Meetings of Warrantholders shall be convened and conducted in the same way as meeting of shareholders of the Company are convened and conducted. Accordingly, the provisions of Articles shall apply to meetings of the Warrantholders mutatis mutandis.

SCHEDULE 3

ADS Issuance and Delivery Instruction

[DATE]

Citibank, N.A., as Depositary

388 Greenwich Street

New York, New York 10013

Attn.: Mr. Brian M. Teitelbaum (brian.m.teitelbaum@citi.com)

With a copy simultaneously delivered to:

Citibank, N.A., London Branch

25 Canada Square

Canary Wharf

London E14 5LB, England

Attn.: UK Custody Settlements

Custody Team (uksettlements@citi.com)

Re: Issuance and Delivery Instruction - Mereo BioPharma Group plc (CUSIP No.: 589492107) – Deposit & Hold

Dear Sirs:

Reference is made to the Deposit Agreement, dated as of April 23, 2018, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Mereo BioPharma Group plc, a public limited company incorporated under the laws of England and Wales and its successors (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder. All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

In accordance with the terms and subject to the limitations set forth in the Deposit Agreement, promptly following the Depositary’s receipt of confirmation from the Custodian that the Custodian has received a deposit of the number of Shares specified below made by the Company for the benefit of the undersigned holder thereof (the “Holder” and together with the Company, the “Undersigned”), the Undersigned hereby jointly instruct the Depositary, and the Depositary hereby agrees:

                     (i) to promptly accept for deposit the number of Shares and issue the number of ADSs as specified below:

Number of Shares deposited:                      Shares

Number of ADSs (CUSIP No.: 589492107; each ADS representing five (5) Shares to be issued:                     ADSs

                    and (ii) to promptly deliver such Program ADSs, as follows:

Name of DTC Participant to which the ADSs are to be delivered:

DTC Participant Account No.:

Account No. for recipient of ADSs at DTC Participant (f/b/o/ information):

Name on whose behalf the above number of ADSs are to be issued and delivered:

Contact person at DTC Participant:

Daytime telephone number of contact person at DTC:

The Company hereby confirms and certifies that (i) the registration statement on Form F-3 (File No. 333-239708) (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 6, 2020, registers the resale of the above Shares represented by ADSs, such ADSs will be freely transferable following the issuance thereof by the Depositary, and there are no legal restrictions on subsequent transfers of the ADSs to be issued hereunder under the laws of England and Wales or the United States, (ii) the Registration Statement is effective under the Securities Act of 1933, as amended (the “Securities Act”), and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

The Holder hereby represents and covenants to, and for the benefit of, the Depositary and Citibank, N.A.—London Branch (the “Custodian”), that (i) the Holder is not an “affiliate” of the Company as that term is defined in Rule 144 promulgated by the Commission under the Securities Act and has not been an affiliate at any time during the 90 days immediately preceding the date hereof, and (ii) all stamp duty taxes, including, without limitation, the U.K. Stamp Duty Reserve Tax (“SDRT”), will be paid in full and on a timely basis to the extent such taxes are payable in respect of the deposit of the Shares and the issuance and delivery of the ADSs as contemplated herein.

Each of the Holder and, to the extent it is not unlawful for the Company to do so under the applicable laws of England and Wales, the Company agrees to indemnify the Depositary and the Custodian for, and to hold the Depositary and the Custodian harmless against, all losses, liabilities, taxes, charges, penalties or expenses (including reasonable legal fees and disbursements), incurred by the Depositary and/or by the Custodian or to which the Depositary and/or the Custodian may become subject to and arising directly or indirectly from the failure by any person to pay (or discharge) any applicable stamp duty taxes, including, without limitation, SDRT, or any other similar duty or tax in connection with the deposit of the Shares and the issuance and delivery of the ADSs as contemplated herein, save to the extent that such losses, liabilities, taxes, charges, penalties or expenses are due to the negligence or bad faith of the Custodian or the Depositary.

[HOLDER]	MEREO BIOPHARMA GROUP PLC

By:	By:

Name:	Name:

Title:	Title:

SIGNATURE PAGE

EXECUTED and delivered as a DEED by MEREO BIOPHARMA GROUP PLC

Signature of Director

Name of Director

~~EXECUTED as a deed, but not delivered until)  the date specified on this instrument, by~~ ) ) ~~MEREO BIOPHARMA GROUP PLC~~ ) ~~by a director in the presence of a witness:~~
~~Director~~
~~Witness Signature:~~
~~Witness Name (block capitals):~~
~~Witness Address:~~

~~Witness Occupation:~~

Signature of Secretary
Name of Secretary

Schedule 2

2017 Warrant Instrument (clean copy)

EXECUTION VERSION

DATED             DECEMBER 2020

MEREO BIOPHARMA GROUP PLC

AMENDED WARRANT INSTRUMENT DATED 21

AUGUST 2017

relating to the issue of warrants entitling the holders to

subscribe for Warrant Shares in the capital of

MEREO BIOPHARMA GROUP PLC

5 Fleet Place London EC4M 7RD

Tel: +44 (0)20 7203 5000 • Fax: +44 (0)20 7203 0200 • DX: 19 London/Chancery Lane

www.charlesrussellspeechlys.com

CONTENTS

1	DEFINITIONS AND INTERPRETATION	2

2	CONSTITUTION AND FORM OF WARRANTS	8

3	CALCULATION OF NUMBER OF WARRANT SHARES	9

4	CERTIFICATES	9

5	TIMING FOR EXERCISE OF SUBSCRIPTION RIGHTS	9

6	EXERCISE OF SUBSCRIPTION RIGHTS	9

7	AUTOMATIC EXERCISE OF SUBSCRIPTION RIGHTS	11

8	COMPLETION	12

9	TRANSFER OF WARRANTS	13

10	MODIFICATION AND CESSATION OF RIGHTS	14

11	ADJUSTMENT OF WARRANT	14

12	LIQUIDATION	14

13	TAKEOVERS	15

14	COMPANY REORGANISATIONS – EXCHANGE OF WARRANTS	16

15	INFORMATION AND RIGHTS OF WARRANTHOLDER(S)	17

16	RESTRICTIONS ON AND UNDERTAKINGS OF THE COMPANY	17

17	WARRANTIES	18

18	NOTICES	18

19	COSTS AND EXPENSES	18

20	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999	19

21	FURTHER ASSURANCE	19

22	SEVERABILITY	19

23	GOVERNING LAW	19

SCHEDULE 1 FORM OF WARRANT CERTIFICATE		20

SCHEDULE 2 CONDITIONS		24

THIS WARRANT INSTRUMENT is made on 21 August 2017, as amended on          December 2020

BY:

(1)	MEREO BIOPHARMA GROUP PLC, a company incorporated in England and Wales with number 09481161 whose registered office is at 4th Floor, 1 Cavendish Place, London, England, W1G 0QF (“Company”).

BACKGROUND:

(A)

The Company, by resolution of its directors, has agreed to issue Warrants to subscribe for Warrant Shares in the capital of the Company on the terms set out in this instrument, subject to adjustment as set out in this instrument.

(B)

Either all of the registered holders of shares in the Company have irrevocably waived all pre-emption rights conferred on them (whether by the Companies Act, the Articles or otherwise) or such pre-emption rights have been validly disapplied in relation to the number of Warrants and shares in the Company issued pursuant to this instrument.

(C)	This instrument has been executed by the Company as a deed in favour of the Warrantholder.

IT IS AGREED:

1	DEFINITIONS AND INTERPRETATION

1.1	In this instrument the following words and expressions shall (unless the context requires otherwise) have the following meanings:

2020 Warrants	means any warrants issued on the Amendment Date, by way of adjustment to the Initial Warrants;

Adjustment	means any sub-division or consolidation of Equity Securities by the Company, at any time, after issue of the relevant Warrant, or by reference to any record date, while the Warrants remain exercisable;

ADS	means American Depositary Shares representing interests in the Ordinary Shares pursuant to a sponsored American Depositary Receipt facility with the Depositary;

ADS Exchange Ratio	means the ratio applicable to the exchange of Ordinary Shares for ADSs from time to time, currently being a ratio of 5 Ordinary Shares for each ADS;

Amendment Date	means 15 December 2020;

Articles	the articles of association of the Company for the time being;

2

Auditors	the Company’s auditors;

Business	means the research, development, production, trading and licensing of rights, intellectual property and/or products within the life sciences industry (or any of the foregoing or any activities connected thereto);

Business Day	a day (which for these purposes ends at 5.30 pm) on which banks are open for commercial business in the City of London other than a Saturday or Sunday;

Companies Act	the Companies Act 2006;

Competitor	means any entity (other than a reputable financial institution) whose business directly competes with the Business carried out by a Group Company;

Conditions	the terms and conditions set out in Schedule 2 (subject to any alterations made in accordance with the provisions of this instrument);

Consent	either:

(a)   a resolution passed at a meeting of the Warrantholders duly convened and held and carried by a majority consisting of not less than 75 per cent. of the votes cast upon a show of hands or, if a poll is duly demanded, by a majority consisting of not less than 75 per cent of the votes cast on a poll; or

(b)   the consent in writing of Warrantholders entitled to the right to subscribe for at least 75 per cent of the Warrant Shares in respect of which Subscription Rights are granted pursuant to this instrument;

Directors	the board of directors of the Company (and/or, where relevant, a Group Company) for the time being;

Equity Securities	has the meaning given in section 560(1) of the Companies Act;

Exercise Date	the date of delivery to the registered office of the Company of the items specified in clause 6.2 (and the date of such delivery shall be the date on which such items are received at the Company’s registered office);

3

Fair Market Value	either:

(a)   if the Ordinary Shares are then traded on a Recognised Investment Exchange the fair market value of a Warrant Share shall be the volume weighted average price of one (1) Ordinary Share during the ten (10) consecutive trading day period immediately preceding the Exercise Date; or

(b)   if the Ordinary Shares are not traded on a Recognised Investment Exchange but ADSs are listed on Nasdaq, the implied price of One Ordinary Share in pounds sterling, which shall be determined as follows:

(i) dividing (x) being the volume weighted average price of one ADS during the ten (10) consecutive trading day period immediately preceding the Exercise Date by (y) being the number of Ordinary Shares currently represented by a single ADS in accordance with the ADS Exchange Ratio in effect on such date (Implied USD Price); and

(ii) converting the Implied USD Price to pounds sterling at the Exchange Rate on the trading day immediately preceding the Exercise Date; or

(c) if the Ordinary Shares are not traded on a Recognised Investment Exchange and ADSs are not listed on Nasdaq, the fair market value a Warrant Share shall be the Fair Price;

Fair Price	unless otherwise agreed by the board of Directors and the Warrantholder(s) prior to service of the Notice of Subscription, the price per Warrant Share which the Auditors (acting as an expert (the Expert)) shall certify to be in its opinion a fair price for the Warrant Shares. In arriving at his opinion the Expert will value the Warrant Shares as at the date the Notice of Subscription is to be given on the basis that the Company operates as a going concern, as between a willing seller and a willing buyer, subject always to the provisions of the Articles. The decision of the Expert as to the fair price for the Warrant Shares shall be final and binding and his costs shall be borne by the Company;

Final Date	subject to clause 5, 10 years from the date of this instrument (which, for the avoidance of doubt, shall be 21 August 2027);

4

Group	(i) the Company and its subsidiaries (if any), (ii) any holding company of the Company, and (iii) any subsidiaries of such holding companies from time to time and Group Company means any member of the Group;

Initial Warrants	means the warrants of the Company constituted by this Instrument on 27 August 2017 and 29 December 2017 and any further warrants issued prior to the Amendment Date as an adjustment thereto;

Issuance and Delivery Instruction	means an issuance and delivery instruction in such form as notified from the Company to the Warrantholders from time to time, the current form of which is attached hereto at Schedule 3;

Marketable Securities	means securities in the acquiring entity traded on a Recognised Investment Exchange where the Warrantolder(s) (were it to receive such securities on completion of an Offer having exercised this Warrant) would not be subject to any restrictions on re-sale of such securities;

Member of the same Fund Group	is if the Warrantholder is a fund, partnership, company, syndicate or other entity whose business is managed by a Fund Manager (an “Investment Fund”) or a nominee of that person:

(a)   any participant or partner in or member of any such Investment Fund or the holders of any unit trust which is a participant or partner in or member of any Investment Fund but only in connection with the dissolution of Investment Fund or any distribution of assets of the Investment Fund pursuant to the operation of the Investment Fund in the ordinary course of business,

(b) any Investment Fund managed or exclusively advised by that Fund Manager,

(c) a parent undertaking or subsidiary undertaking of that Investment Fund or Fund Manager, or any subsidiary undertaking of any parent undertaking of that Investment Fund or Fund Manager, or

(d) any trustee, nominee or custodian of such Investment Fund and vice versa;

5

Notice of Subscription	the notice addressed to the Company by a Warrantholder exercising its Subscription Rights in the form, or substantially in the form, set out in the schedule to the Warrant Certificate;

Ordinary Shares	ordinary shares in the capital of the Company and having the rights and privileges set out in the Articles;

Permitted Transferee are:

(a) a nominee of the Warrantholders;

(b) a regulated, reputable financial institution;

(c) a member of the SVB Financial Group of companies; and/or

(d) a Member of the same Fund Group;

Recognised Investment Exchange	a recognised investment exchange or overseas investment exchange (within the meaning thereof given for the purposes of section 285 of the Financial Services and Markets Act 2000, and shall include, without limitation, AIM or NASDAQ;

Register	the register of persons for the time being entitled to the benefit of the Warrants to be maintained pursuant to the Conditions;

Registrars	the registrars of the Company for the time being;

Subscription Price	the subscription price per Warrant Share such price being equal to:

(a) in respect of the Initial Warrants, £2.95; and

(b)   in respect of the 2020 Warrants, $0.4144 (being the volume weighted average price of one (1) Ordinary Share during the ten (10) consecutive trading day period immediately preceding the Amendment Date converted into USD at an exchange rate of 1 GBP = 1.3226 USD (being the GBP-USD opening exchange rate published in the Wall Street Journal on the business day (being a day on which banks are open for commercial business in New York) immediately preceding the Amendment Date);

6

Subscription Rights	the rights of the Warrantholder(s) to subscribe for Warrant Shares under clause 6;

Warrant Certificate	a certificate evidencing a Warrantholder’s entitlement to Warrants in the form set out in Schedule 1;

Warrant Shares	Ordinary Shares to be issued pursuant to the terms of the Warrants;

Warrantholder	in relation to a Warrant, the person whose name appears in the Register as the holder of the Warrant; and

Warrants	the Initial Warrants and the 2020 Warrants and all rights conferred by this Instrument relating thereto (including the Subscription Rights).

1.2	In this instrument, unless the context otherwise requires:

1.2.1	words and expressions defined in the Companies Act or the Articles shall have the same meanings in this instrument (unless otherwise expressly defined in this instrument);

1.2.2	headings are used for convenience only and shall be ignored in interpreting this instrument;

1.2.3	reference to a clause or schedule is a reference to a clause of, or schedule to, this instrument;

1.2.4

reference to (or to any specific provision of) this instrument or any other document or instrument shall be construed as a reference to this instrument, that provision or that document or instrument as in force for the time being and as amended from time to time in accordance with its terms and the prior sanction of a Consent (where consent is required by the terms of this instrument as a condition to such amendment being made);

1.2.5

reference to any gender includes all genders, references to the singular includes the plural (and vice versa) and reference to persons includes bodies corporate, unincorporated associations and partnerships (whether or not any of the same have a separate legal personality);

1.2.6	reference to a statutory provision includes reference to:

(a)	the statute or statutory provision as modified or re-enacted from time to time; and

(b)	any subordinate legislation made under the statutory provision (as modified or re-enacted as set out in clause 1.2.6(a) above);

7

1.2.7

any words following the terms ‘including’, ‘include’, ‘in particular’, ‘for example’ or any other similar expression shall be construed as illustrative and shall not limit the sense of the words, description, phrase or term preceding those words; and

1.2.8

references to statutory obligations include obligations arising under articles of the Treaty establishing the European Community, and regulations, directives and decisions of the European Union as well as United Kingdom Acts of Parliament and subordinate legislation.

1.3

Unless otherwise specifically provided, where any notice, resolution or document is required by this instrument to be signed by any person, the reproduction of the signature of such person by fax or email shall suffice, provided that confirmation by first class letter is despatched by close of business on the next following Business Day, in which case the effective notice, resolution or document shall be that sent by fax or email (served in accordance with paragraphs 11 and 12 of Schedule 2), not the confirmatory letter.

1.4	This instrument incorporates the schedules to it.

2	CONSTITUTION AND FORM OF WARRANTS

2.1

This instrument constitutes the Warrants, which in aggregate give the Warrantholder(s) the right, upon the terms and subject to the conditions set out in this instrument, to subscribe in cash (subject to clause 6.3.2) at a price per share equal to the Subscription Price for such number of Warrant Shares calculated in accordance with clause 3.

2.2

Subject to clause 6.3.2, each Warrantholder shall be entitled to subscribe in cash at the Subscription Price for that number of Warrant Shares in respect of which it is entitled to be recorded as the holder in the Register on the terms set out in this instrument.

2.3	The Warrants shall be in registered form.

2.4	The Warrants are issued subject to the Articles and otherwise on the terms of this instrument (including the Conditions).

2.5

The Company agrees with the Warrantholder(s) and, in consideration of being issued a Warrant Certificate, each Warrantholder agrees with the Company that the Articles (insofar as they relate to the Warrants) and the terms of this instrument shall be binding upon the Company and each Warrantholder and all persons claiming through or under either of them.

2.6	No application will be made for the Warrants to be listed or dealt on any Recognised Investment Exchange (as that term is defined in the Financial Services and Markets Act 2000 (as amended)).

8

3	CALCULATION OF NUMBER OF WARRANT SHARES

3.1	The number of Warrant Shares over which the Initial Warrants have been issued is 939,150 Warrant Shares.

3.2	The number of Warrant Shares over which the 2020 Warrants will be issued is 939,150 Warrant Shares.

3.3	The 2020 Warrants shall be issued to Silicon Valley Bank and Kreos Capital V (Expert Fund) LP in equal proportions.

4	CERTIFICATES

4.1

The Company shall issue to each Warrantholder a Warrant Certificate in respect of that number of Warrants to which it is entitled as soon as reasonably practicable following a Warrantholder becoming entitled to such Warrants in accordance with clause 3.1.1 and/or 3.1.2.

4.2

If a Warrant Certificate is mutilated, defaced, lost, stolen or destroyed, the Company will replace it on such terms as to evidence and indemnity as the Company may reasonably require and subject to the Warrantholder who is seeking the replacement paying the Company’s reasonable costs (if any) in connection with the issue of the replacement.

4.3	Mutilated or defaced Warrant Certificates must be surrendered before replacements will be issued.

5	TIMING FOR EXERCISE OF SUBSCRIPTION RIGHTS

5.1	The Subscription Rights may be exercised at any time from the date of this instrument until 17:00 GMT on the Final Date and shall be exercised in accordance with clause 6.

5.2

Subject to clause 7, a failure by any Warrantholder to exercise its Subscription Rights ahead of such time on the Final Date shall mean that such Warrantholder’s outstanding Warrants shall immediately lapse and be cancelled and such Warrantholder shall have no further rights under this instrument.

5.3

Without prejudice to clauses 12, 13 and 14, if the Final Date is likely to occur before the last date for approval of or acceptance of a liquidation, share buyback, takeover or reorganisation event (that is in each case subject to an existing proposal) such as described in the said clauses, the Final Date shall be extended until such last date for approval or acceptance of such event as aforesaid.

6	EXERCISE OF SUBSCRIPTION RIGHTS

6.1

The Subscription Rights may be exercised in whole or in part. If exercised in part, the Subscription Rights must be exercised in tranches of 50,000 Warrants, or in respect of the last tranche of Warrants attached to the outstanding Subscription Rights held by the Warrantholder concerned, such lesser balancing number of Warrants as may be outstanding.

9

6.2	In order to exercise its Subscription Rights validly, a Warrantholder must deliver the following items to the registered office of the Company:

6.2.1	the Warrant Certificate for the Warrants in respect of which Subscription Rights are being exercised, together with the Notice of Subscription duly completed;

6.2.2	if required pursuant to clause 6.3.1, a remittance by banker’s draft, drawn on a UK clearing bank, (or such other mode of payment as the Company and the Warrantholder shall agree);

6.2.3	the name and address of the Warrantholder to which the Warrant Shares arising on exercise of Subscription Rights are to be issued; and

6.2.4

if and to the extent that the Ordinary Shares issued are to be delivered as ADSs, a completed Issuance and Delivery Instruction in the form set out at Schedule 3 hereto (as such form may be amended from time to time by notice to the Warrantholder) duly completed and executed by the Warrantholder.

6.3	The Subscription Price for each of the Warrant Shares shall, at the absolute discretion of the Warrantholder, be satisfied by any of the following:

6.3.1	the payment by banker’s draft for each of the Warrant Shares at the Subscription Price; or

6.3.2

in lieu of a cash payment in respect of the aggregate Subscription Price for the Warrant Shares, the Warrantholder may elect for a reduced number of Warrant Shares (as calculated below) (“Reduced Warrant Shares”) to be issued than the number to which it would be entitled on exercise of the Subscription Rights in full, payment for such Reduced Warrant Shares being satisfied by waiver by the Warrantholder of the right to receive the balance of Warrant Shares to which the Warrantholder is entitled over and above the Reduced Warrant Shares (“Balance Warrant Shares”). In doing so, the Company agrees and acknowledges that, subject to the payment of the par value of the Reduced Warrant Shares pursuant to this clause 6.3.2, the Reduced Warrant Shares to be issued to the Warrantholder (or, in the case of a Warrantholder which has specified in the Notice of Subscription in respect of such Reduced Warrant Shares that it requires to have such Reduced Warrant Shares delivered as ADSs and has delivered a duly completed Issuance and Delivery Instruction to the Company in respect of the same, issued to, deposited with (and otherwise registered in the name of) the custodian of the Depositary (or its nominee)) as fully paid up at the Subscription Price, and the Warrantholder agrees and acknowledges that it waives its Subscription Rights to the Balance Warrant Shares used as consideration for payment of the aggregate Subscription Price. The number of Reduced Warrant Shares the Warrantholder (or Depositary, as applicable) will receive shall be determined as follows:

X = Y (A – B) / A

10

where:

X = the number of Reduced Warrant Shares to be issued to the Warrantholder or Depositary (as applicable).

Y = the number of Warrant Shares with respect to which the Warrant is being exercised by the Warrantholder (without application of the reduction).

A = the Fair Market Value of one Warrant Share

B = the Subscription Price (provided that, where the relevant Warrants being exercised have a Subscription Price denominated in USD, the Company shall convert such Subscription Price to pounds sterling for the purpose of calculating the aggregate nominal value of such Reduced Warrant Shares using the Exchange Rate on the trading day prior to service of the Notice of Subscription or Automatic Exercise Notice, as the case may be)

Provided always that the Warrantholder shall nevertheless be required to subscribe in cash for the par value of the Reduced Warrant Shares to the extent that if it did not do so the Reduced Warrant Shares would be issued at a discount to the Warrantholder. It being understood that if Warrant Shares are issued pursuant to this clause 6.3.2, notwithstanding that such Warrant Shares are issued at nominal value, the Warrantholder shall be deemed to have paid the relevant Subscription Price per Warrant Share for the purposes of calculating any distribution or share of sale proceeds in each case attributable to the Warrant Shares and to other issued shares of the class for the purposes of the Articles and for all other purposes.

6.4

Delivery of the items specified in clause 6.2 to the Company shall, unless the Company expressly consents otherwise, be an irrevocable election by the Warrantholder to exercise the relevant Subscription Rights.

7	AUTOMATIC EXERCISE OF SUBSCRIPTION RIGHTS

7.1

If, on the Final Date, the Fair Market Value of one Warrant Share is greater than the Subscription Price on such date, the Warrantholder shall be deemed to have automatically exercised its Subscription Rights, on a conditional basis, in respect of all unexercised Warrants on such date on a net issuance basis as set out in Clause 6.3.2 (Exercise of Subscription Rights). In such circumstances, the Company shall (subject at all times to the Company’s obligations under all applicable law and any other regulations, send a notice to the Warrantholder(s)within ten (10) Business Days of the Final Date (such notice being the Automatic Exercise Notice for the purposes of this clause 7) requiring them to pay up a cash amount equal to the aggregate nominal value of the Warrant Shares (such payment being the “Nominal Value Payment”) to be issued pursuant to clause 6.3.2 (“Exercise of Subscription Rights”) and this clause 7.1, and to specify whether such Warrantholder requires any such Warrant Shares to be delivered as ADSs.

11

7.2

The Warrantholder shall, within ten (10) Business Days of receipt of the Automatic Exercise Notice (the “Nominal Value Payment Period”) provide the Company with the Nominal Value Payment to an account notified by the Company to the Warrantholder, and, if such Warrantholder requires any Warrant Shares to be delivered as ADSs, a duly completed Issuance and Delivery Instruction in respect of such Warrant Shares. Upon receipt of such Nominal Value Payment (and, if applicable, such Issuance and Delivery Instruction) the Warrant Shares to be issued to the Warrantholder (or in the case of a Warrantholder who has delivered an Issuance and Delivery Instruction, the custodian of the Depositary) shall be allotted and issued to the Warrantholder (or the custodian of the Depositary, as applicable) credited as fully paid up in accordance with clause 6.3.2 (Exercise of Subscription Rights) and clause 8.3.1 (Completion). Any failure by a Warrantholder to pay the Nominal ValuePayment (or deliver a duly completed Issuance and Delivery Instruction, if applicable) within the Nominal Value Payment Period shall result in the automatic lapse of any Warrants over Warrant Shares for which the Nominal Value Payment was not made or Issuance and Delivery Instruction not delivered.

8	COMPLETION

8.1

Following a valid exercise of Subscription Rights by a Warrantholder or an automatic exercise of Subscription Rights pursuant to clause 7 or clause 13.2.2, the Company shall in accordance with clause 8.3:

8.1.1

allot and issue credited as fully paid to the Warrantholder; or in the event that the Warrantholder has required pursuant to clause 6.2 that Ordinary Shares to be issued from the Exercise of Subscription Rights are to be delivered as ADSs, delivered a duly completed Issuance and Delivery Instruction, and there is an effective registration statement covering the Ordinary Shares to be issued on such exercise, issue to, deposit with (and otherwise register in the name of) the custodian of the Depositary (or its nominee) (“Allotted Shares”) and following such issuance and deposit the Company will direct the Depositary to issue an amount of ADSs via DTC (with such ADSs being eligible for listing on Nasdaq) in accordance with the corresponding Issuance and Delivery Instruction;

8.1.2

immediately following allotment and issue in accordance with clause 8.1.1, enter, or procure that the Company’s Registrars enter the Warrantholder’s name (or (i) its nominee’s or trustee’s name, or (ii) in the case of any Ordinary Shares to be delivered as ADSs, the custodian of the Depositary’s name) in the register of members of the Company as the holder of the Allotted Shares;

12

8.1.3

immediately following registration in accordance with clause 8.1.2, either: send to the person identified by the Warrantholder pursuant to clause 8.1.1, free of charge, share certificate(s) in respect of the Allotted Shares; and

8.1.4

apply for the admission of the Warrant Shares to trading on any recognised investment exchange on which the Warrant Shares are listed at the time of the allotment and issue pursuant to clause 8.1.1, and shall use its reasonable endeavours to secure such admission to trading no later than ten (10) Business Days after such application.

8.2	The obligations of the Company under clause 8.1 shall be fulfilled within ten (10) days after the Notice of Subscription is lodged at the registered office of the Company.

8.3	The Allotted Shares shall:

8.3.1	be allotted and issued fully paid;

8.3.2	rank pari passu with the relevant class of fully paid Warrant Shares then in issue;

8.3.3

rank for any dividend or other distribution which has previously been announced or declared if the date by which the holder of Warrant Shares must be registered to participate in such dividend or other distribution is after the Exercise Date pursuant to which the Subscription Rights have been exercised; and

8.3.4	be free from all claims, liens, charges, encumbrances, equities and third party rights.

8.4

If following allotment of shares pursuant to the exercise of some of the Subscription Rights, some Subscription Rights remain, the Company shall issue a Warrant Certificate to the Warrantholder within 15 Business Days for the balance of the Warrantholder’s Subscription Rights.

9	TRANSFER OF WARRANTS

9.1	Subject to clause 9.2, the Warrants may be transferred in whole or in part by any Warrantholder to any person, provided that the Company has given its prior written consent to such transfer.

9.2

A Warrantholder has the right, with prior written notice, but without the consent of the Company, to transfer the Warrants in whole or in part to a Permitted Transferee, subject to compliance with the provisions of Schedule 2 hereto.

9.3	Notwithstanding any other provisions of this instrument, no transfer shall be made to any person which is a Competitor of the Company or any other Group Company.

9.4	The provisions of Schedule 2 to this instrument shall regulate any transfer of a Warrant.

13

10	MODIFICATION AND CESSATION OF RIGHTS

10.1	This instrument may be modified only with the prior sanction of Consent.

10.2	This instrument ceases to have effect on the earlier of:

10.2.1	the date upon which all Subscription Rights have been exercised in full; and

10.2.2	the Final Date.

11	ADJUSTMENT OF WARRANT

11.1

Upon the occurrence of an Adjustment after the date of this Instrument but prior to the Final Date, the number and/or nominal value of Warrant Shares to be, or capable of being subscribed on any subsequent exercise of the Subscription Rights conferred by each issued Warrant and/or the Subscription Price will be adjusted in such manner as the Auditors shall certify to be fair and reasonable so that the Warrants shall, after such adjustment, entitle the Warrantholder(s) on exercise to receive the same percentage of the share capital of the Company in issue or capable of being issued following the implementation of the Adjustment, carrying the same proportion of votes exercisable at a general meeting of shareholders, for the same Aggregate Subscription Price, in each case as nearly as practicable, as would have been the case if no Adjustment had occurred, provided that the Subscription Price shall not in any event be reduced so that, upon exercise of the Subscription Rights, Warrant Shares would fall to be issued at a discount to their nominal value.

11.2

Within ten (10) days after days after an Adjustment, or, if later, within 10 days after the response of the auditors to any certification required by clause 11.1, notice of such adjustments will be given to the Warrantholder(s) detailing the number of Warrant Shares for which the Warrantholder(s) are entitled to subscribe in consequence of any such adjustment. Replacement Warrant Certificates shall be issued accordingly.

12	LIQUIDATION

12.1

If an order is made or an effective resolution is passed for the winding-up or dissolution of the Company or if any other dissolution of the Company by operation of law is to be effected whilst any Subscription Rights remain exercisable, then the provisions of clause 12.2 or, as the case may be, clause 12.3 shall apply.

12.2

If the winding-up or dissolution is for the purpose of a reconstruction, amalgamation or merger the Warrantholder shall be entitled to be granted by the reconstructed, amalgamated or merged company a substituted warrant of the value of the Warrant immediately prior to such reconstruction, amalgamation or merger.

12.3

If clause 12.2 does not apply, the Company shall immediately notify the Warrantholder(s) in writing that such an order has been made or resolution has been passed or other dissolution is to be effected. The Warrantholder(s) shall be entitled at any time within three (3) months after the date such notice is given to elect by notice in writing to the Company to be treated as if they had, immediately before the date of

14

the making of the order or passing of the resolution or other dissolution, exercised the Subscription Rights and they shall be entitled to receive out of the assets which would otherwise be available in the liquidation to the holders of Warrant Shares, such a sum, if any, as they would have received had they been the holders of and paid for the Warrant Shares to which they would have become entitled by virtue of such exercise, after deducting from such sum the amount which would have been payable by them in respect of the Warrant Shares if they had exercised the Subscription Rights. Nothing contained in this clause 12.3 shall have the effect of requiring the Warrantholder(s) to make any actual payment to the Company.

13	TAKEOVERS

13.1

Subject to clause 13.6, if at any time an offer or invitation is made by the Company to the holders of the Ordinary Shares for the purchase by the Company of any of its Ordinary Shares, the Company shall promptly and without delay give notice thereof to each Warrantholder who shall be entitled, at any time whilst such offer or invitation is open for acceptance, to exercise its Subscription Rights to the extent that such rights have not been exercised or lapsed prior to the record date of such offer or invitation so as to take effect, in so far as is reasonably practicable, as if it had exercised its rights immediately prior to the record date of such offer or invitation.

13.2

Subject to clause 13.6, if at any time an offer is made to all holders of Ordinary Shares (or all holders of Ordinary Shares other than the offeror and/or any company controlled by the offeror and/or persons acting in concert with the offeror) to acquire the whole or any part of the issued share capital of the Company and the Company becomes aware that as a result of such offer the right to cast a majority of the votes which may ordinarily be cast on a poll at a general meeting of the Company may, if such offer becomes unconditional in all respects, become vested in the offeror and/or such persons or companies (the “Buyer”) as aforesaid (the “Offer”):

13.2.1

The Company shall, give notice to each Warrantholder within ten (10) Business Days of its becoming so aware, and each Warrantholder shall be entitled to exercise its Subscription Rights, conditional upon the Offer being declared unconditional in all respects, within thirty (30) days of such notice having been given by the Company (to the extent that such rights have not lapsed or been exercised prior to the record date of such Offer), and to accept or otherwise participate in such Offer on the same terms as made to all holders of Ordinary Shares.

13.2.2

If the Company fails to give notice as required by clause 13.2.1 (subject at all times to the Company’s obligations under applicable law and any other regulations ) then, provided that immediately prior to the date that the Offer is made the offer price under the Offer is greater than the Subscription Price on such date and conditional upon the Offer being declared or becoming unconditional in all respects, the Warrantholder shall be deemed to have automatically exercised its Subscription Rights in respect of all unexercised Warrants on such date at the Subscription Price on a net

15

issuance basis as set out in clause 6.3.2 (Exercise of Subscription Rights). In such circumstances, the Company shall send a notice to the Warrantholder(s) promptly and without delay (such notice being the “Exercise Notice” for the purposes of this clause 13.2.2) upon either a Warrantholder notifying the Company of its failure to give notice as required by clause 13.2.1 or the Company or the Buyer becoming aware of the Company’s failure to give such notice requiring the Warrantholder(s) to provide the Company with the Nominal Value Payment to an account notified by the Company to the Warrantholder, and, if such Warrantholder requires any Warrant Shares to be delivered as ADSs, a duly completed issuance and delivery instruction in respect of such Warrant Shares. Upon receipt of such Nominal Value Payment and Issuance and Delivery Instruction (if applicable), subject to clause 13.3 the Warrant Shares to be issued to the Warrantholder (or to the custodian of the Depositary, if applicable) on a net issuance basis pursuant to clause 6.3.2 (Exercise of Subscription Rights) shall be allotted and issued to the Warrantholder (or the custodian of the Depositary, if applicable) credited as fully paid up in accordance with clause 6.3.2 (Exercise of Subscription Rights) and clause 8.3.1.

13.2.3

Nothing in this clause 13.2 shall oblige the Warrantholder(s) to accept any Offer made hereunder, save to the extent that such Offer, whether by court order or otherwise, shall have become binding on all shareholders and the offer price under such Offer is greater than the Subscription Price, in which case the Warrantholder(s) shall be deemed to have accepted it on the terms set out herein.

13.3	[Not used]

13.4	[Not used]

13.5

For the avoidance of doubt, publication of a compromise or scheme of arrangement under the Companies Act providing for the acquisition by any person of the whole or any part of the issued share capital of the Company shall be deemed to be the making of an Offer for the purposes of this clause 13.

13.6

If, for whatever reason, a Warrantholder fails, refuses or declines to exercise its Subscription Rights within sixty (60) days of an Offer having become unconditional in all respects, the Warrants held by such Warrantor shall automatically lapse and no Warrant Shares shall be issued to the Warrantholder thereunder.

14	COMPANY REORGANISATIONS – EXCHANGE OF WARRANTS

14.1

A company reorganisation occurs if the Company merges with or transfers all or substantially all of its assets and undertaking to a new company (“Newco”) and the shareholders of Newco are substantially the same as the shareholders of the Company immediately before the Company reorganisation, with shares having the same rights as those of the Company.

16

14.2

If there is a company reorganisation, the Company shall, save to the extent proposed by the Company and sanctioned by a Consent, use reasonable endeavours to procure that new warrants over the share capital of the Newco are granted with equivalent rights and on terms applying in this instrument mutatis mutandis and on such grant the existing Warrants shall lapse.

15	INFORMATION AND RIGHTS OF WARRANTHOLDER(S)

15.1	The Company shall:

15.1.1

send to each Warrantholder a copy of its annual reports and audited accounts together with all documents required by law to be annexed to that report at the same time they are provided to the holders of the Ordinary Shares;

15.1.2	send to each Warrantholder copies of any statements, notices or circulars sent to the holders of the Ordinary Shares; and

15.1.3	give to each Warrantholder not less than 30 days’ prior written notice of its intention to declare or pay a dividend or other distribution on the Ordinary Shares.

15.2

The Warrantholder(s) may attend all general meetings of members of the Company and meetings of the holders of Ordinary Shares but may not vote at those meetings by virtue of or in respect of their holdings of Warrants.

15.3	Each Warrantholder shall keep confidential any information received by it in its capacity as a Warrantholder which is of a confidential nature except:

15.3.1	as required by law or any applicable regulations;

15.3.2	to the extent the information is in the public domain through no default of the Warrantholder; and

15.3.3	each Warrantholder will be entitled to divulge such information to any other Warrantholder and any proposed transferee of Warrants on the same terms as to confidentiality.

16	RESTRICTIONS ON AND UNDERTAKINGS OF THE COMPANY

16.1	For so long as the Warrants are outstanding, the Company will:

16.1.1

to the extent that the Company has a limit on its authorised share capital, keep available for issue and free from pre-emptive rights, out of its authorised but unissued share capital, such number of Warrant Shares as will enable the Subscription Rights of the Warrantholder(s) to be satisfied in full;

17

16.1.2

ensure that the Directors have all necessary authorisations and disapplications of pre-emption (including under the Companies Act) to allot such number of Warrant Shares as will enable the Subscription Rights of the Warrantholder(s) to be satisfied in full at any time;

16.1.3	[Not used]

16.1.4

not make any issue, grant or distribution or take any other action the effect of which would be that on exercise of any of the Subscription Rights it would be required to issue Warrant Shares at a discount to their nominal value; and

16.1.5	not buy any Warrants unless it offers to buy Warrants from all Warrantholders in proportion to their respective holdings of Warrants.

17	WARRANTIES

17.1	The Company warrants to the Warrantholder(s) that:

17.1.1	it has the power to execute and to perform its obligations under this instrument;

17.1.2	it has taken all action necessary to authorise the execution of, and the performance of its obligations under this instrument;

17.1.3

all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will be, upon issuance, be duly authorised, validly issued and fully paid and free of any liens and encumbrances;

17.1.4

it and the Directors have, and have obtained all necessary shareholder and third party consents (which consents are subsisting and remain sufficient and have not been revoked at the Issue Date), to grant the Warrant to the Warrantholder(s) on the Issue Date on the terms of this Warrant; and

17.1.5	[Not used]

18	NOTICES

Any notice to the Warrantholder(s) required for the purposes of any provision of this instrument shall be given in accordance with the provisions of paragraphs 10 to 13 (inclusive) of Schedule 2.

19	COSTS AND EXPENSES

19.1

The Company shall promptly pay to the Warrantholder(s) on the Warrantholder’s demand, the reasonable legal expenses plus applicable VAT and disbursements incurred by the Warrantholder in connection with:

19.1.1	any amendment or supplement to this instrument, or any proposal for such an amendment to be made, provided such amendment or supplement has been requested or necessitated by the Company; and

18

19.1.2

any consent or waiver by the Warrantholder(s) concerned under or in connection with this instrument or any request for such a consent or waiver, provided that such consent or waiver has been requested or necessitated by the Company; and

19.1.3	any step taken reasonably and properly by the Warrantholder with a view to the protection, exercise or enforcement of any right or interest created by this instrument.

20	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this instrument shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this instrument. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

21	FURTHER ASSURANCE

The Company shall, at its own cost and expense, execute all such deeds and documents and do all such acts and things as may reasonably be required in order to give effect to this instrument, including vesting on issue the full legal and beneficial title to the Warrant Shares in the Warrantholder.

22	SEVERABILITY

Each of the provisions of this instrument is distinct and severable from the others and if at any time one or more of such provisions is or becomes valid, unlawful or unenforceable (whether wholly or to any extent), the validity, lawfulness and enforceability of the remaining provisions (or the same provision to any other extent) of this instrument shall not in any way be affected or impaired.

23	GOVERNING LAW

The provisions of this instrument and the Conditions and any dispute or claim arising out of or in connection with them (including any dispute or claim relating to non- contractual obligations) shall be subject to and governed by English law and the Company and the Warrantholder(s) submit to the exclusive jurisdiction of the English Courts in relation to any such dispute or claim.

The Company intends this instrument to be a deed poll and accordingly it or its duly authorised representatives execute and deliver it as such.

19

SCHEDULE 1

Form Of Warrant Certificate

MEREO BIOPHARMA GROUP PLC (“COMPANY”)

A company registered in England and Wales

under Company number 09481161

WARRANT CERTIFICATE

This certificate is issued pursuant to the warrant instrument issued by the Company on                      2017 (“Warrant Instrument”). Words and expressions used in this certificate which are defined in the Warrant Instrument have the meanings given to them in the Warrant Instrument.

Certificate number: [•]

Date of issue:	2017

Name and address of Warrantholder:	[Silicon Valley Bank of 3003 Tasman Drive, Santa Clara, California 95054 US (UK branch at Alphabeta 14-18 Finsbury Square, London EC2A 1BR)]

[Kreos Capital V (Expert Fund) LP of 47 Esplanade, St. Helier, Jersey JE1 0BD]

Number of [Initial/2020] Warrant Shares for which the Warrantholder may subscribe [•]

Subscription price: [£2.95/$0.4316]

This is to certify that the Warrantholder named above is the registered holder of the right to subscribe in cash for Warrant Shares at the subscription price set out above subject to the Articles and otherwise on the terms and conditions set out in the Warrant Instrument (a copy of which is available for inspection at the registered office of the Company).

EXECUTED as a DEED by

MEREO BIOPHARMA GROUP PLC

Signature of Director

Name of Director

Signature of Secretary

Name of Secretary

20

Schedule to the Warrant Certificate

Notice of Subscription

To:	The Directors

MEREO BIOPHARMA GROUP PLC (“Company”)

This notice is issued pursuant to the warrant instrument issued by the Company on                      (“Warrant Instrument”). Words and expressions used in this notice which are defined in the Warrant Instrument have the meanings given to them in the Warrant Instrument.

We hereby irrevocably elect to exercise [number] [Initial/2020]Warrants issued to us by the Company pursuant to the Warrant Instrument and purchase thereunder (and surrender herewith the relevant warrant certificate) as follows:

(1)

(A)                      Warrant Shares to be issued to the Warrantholder (or its nominee or trustee) as                     Ordinary Shares pursuant to the Warrant Instrument;

(B)                      Warrant Shares to be issued to the custodian of the Depositary for delivery to the                     Warrantholder as ADSs pursuant to the Warrant Instrument.

(2) We wish to satisfy the aggregate Subscription Price for the Warrant Shares in respect of the Subscription Rights we are exercising as follows [delete options as necessary]:

(A) [by payment by banker’s draft, we attach a banker’s draft to this notice];

(B) [by cash payment by wire transfer of immediately available funds to the following account of the Company:

[Use in case of an aggregate Subscription Price denominated in GBP:

Account Name: Mereo BioPharma Group plc

Bank: Silicon Valley Bank

Account No: 20150636

Sort Code: 62-10-00

BIC/SWIFT: SVBKGB2L

IBAN: GB18 SVBK62 1000 2015 0636]

21

[Use in case of an aggregate Subscription Price denominated in USD:

Account Name: Mereo BioPharma Group plc

Bank: Silicon Valley Bank

Account No: 20150644

Sort Code: 62-10-00

IBAN: GB93SVBK62100020150644]]

(C) [by satisfying the aggregate Subscription Price by electing to receive a reduced number of Warrant Shares, in accordance with clause 6.3.2].

We direct the Company:

[use for a request under option (1)(A) above] to issue [number] of Ordinary Shares to be issued pursuant to this exercise in the following numbers to the following proposed allottees, each of which is either a Warrantholder, a nominee or trustee of a Warrantholder or a transferee of one of those persons approved in accordance with clause 9.1 of the Warrant Instrument]

Number/percentage of shares	Name of proposed allottee	Address of proposed allottee
1

[OR] use for a request under option (1)(B) above] to issue, allot, and deposit [number] of Ordinary Shares to be issued pursuant to this exercise to the custodian (or its nominee) of the Depositary and that following such issuance and deposit, to direct the Depositary to issue an amount of ADSs via DTC in accordance with the Issuance and Delivery Instruction corresponding to this Notice of Subscription.

22

The Warrantholder represents and warrants that this Notice of Subscription has been duly signed and constitutes a valid and binding act to exercise the said Warrants.

Place and date:

Name of Warrantholder:

By:

Title:

The above exercise is acknowledged and accepted. Place and date:

MEREO BIOPHARMA GROUP PLC

By:

23

SCHEDULE 2

Conditions

1	An accurate Register will be kept and maintained at all times by the Company at its registered office and there shall be entered in the Register:

1.1	the names and addresses of the persons for the time being entitled to be registered as the holders of the Warrants;

1.2	the number of Warrants held for the time being by every registered holder; and

1.3	the date on which the name of every registered holder is entered in the Register in respect of the Warrants in its name.

2

Any change in the name or address of any Warrantholder shall promptly be notified to the Company which shall cause the Register to be altered accordingly. The Warrantholders or any of them and any person authorised by any Warrantholder shall be at liberty at all reasonable times during office hours to inspect the Register and to take copies of or extracts from it or any part of it.

3

The Company shall be entitled to treat each Warrantholder as the absolute owner of a Warrant and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by law, be bound to recognise any equitable or other claim to or interest in a Warrant on the part of any other person, whether or not it shall have express or other notice of such a claim.

4

Each Warrantholder will be recognised by the Company as entitled to the Warrants free from any equity, set-off or cross-claim on the part of the Company against the original or any intermediate holder of the Warrants.

5	Each transfer of a Warrant shall be made by an instrument of transfer in the usual or common form or in any other form which may be approved for the time being by the Directors.

6

The instrument of transfer of a Warrant shall be executed by or on behalf of the transferor but need not be executed by or on behalf of the transferee. The transferor shall be deemed to remain the holder of the Warrant until the name of the transferee is entered in the Register in respect of the Warrant being transferred.

7

The Directors may decline to recognise any instrument of transfer of a Warrant unless the instrument is deposited at the registered office of the Company accompanied by the Warrant Certificate for the Warrant to which it relates, and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The Directors may waive production of any Warrant Certificate upon production to them of satisfactory evidence of the loss or destruction of the Warrant Certificate together with such indemnity as they may require.

8	No fee shall be charged for any registration of a transfer of a Warrant or for the registration of any other documents which in the opinion of the Directors require registration.

24

9	The registration of a transfer shall be conclusive evidence of the approval by the Directors of such a transfer.

10

Each Warrantholder shall register with the Company an address in the United Kingdom to which notices can be sent. If any Warrantholder fails to register an address with the Company, notice may be given to that Warrantholder by sending it by any of the methods referred to in paragraph 11 of this Schedule 2 to that Warrantholder’s last known place of business or residence or, if none, by exhibiting it for three days at the registered office for the time being of the Company.

11

Notices and other communications to Warrantholders may be given by personal delivery, prepaid letter by first class post or, subject to clause 1.3 of this instrument, fax or email. In proving service of any notice or other communication sent by post, it shall be sufficient to prove that the envelope containing the notice or other communication was properly addressed and stamped and was deposited in a post box or at the post office.

12	A notice or other communication given pursuant to the provisions of paragraph 11 of this Schedule 2 shall be deemed to have been served:

12.1	at the time of delivery, if delivered personally to the registered address;

12.2	on the second Business Day following its posting, if sent by prepaid letter by first class post to an address in the United Kingdom; and

12.3	at 09:00 hours on the Business Day following the despatch of the fax, if sent by fax.

13

All notices and other communications with respect to Warrants standing in the names of joint registered holders shall be given to whichever of such persons is named first in the Register and such notice so given shall be sufficient notice to all the registered holders of such Warrants.

14

Any person who, whether by operation of law, transfer or other means whatsoever, shall become entitled to any Warrant, shall be bound by every notice in respect of such Warrant which, prior to its name and address being entered on the Register, shall have been duly given to the person from which it derives its title to such Warrant.

15

When a given number of days’ notice or notice extending over any other period is required to be given, the day of service shall be included but the day upon which such notice will expire shall not be included in such number of days or other period. The signature to any notice to be given by the Company may be written or printed.

16

Meetings of Warrantholders shall be convened and conducted in the same way as meeting of shareholders of the Company are convened and conducted. Accordingly, the provisions of Articles shall apply to meetings of the Warrantholders mutatis mutandis.

25

SCHEDULE 3

ADS Issuance and Delivery Instruction

[DATE]

Citibank, N.A., as Depositary

388 Greenwich Street

New York, New York 10013

Attn.: Mr. Brian M. Teitelbaum (brian.m.teitelbaum@citi.com)

With a copy simultaneously delivered to:

Citibank, N.A., London Branch

25 Canada Square

Canary Wharf

London E14 5LB, England

Attn.: UK Custody Settlements

Custody Team (uksettlements@citi.com)

Re: Issuance and Delivery Instruction - Mereo BioPharma Group plc (CUSIP No.: 589492107) – Deposit & Hold

Dear Sirs:

Reference is made to the Deposit Agreement, dated as of April 23, 2018, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Mereo BioPharma Group plc, a public limited company incorporated under the laws of England and Wales and its successors (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder. All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

In accordance with the terms and subject to the limitations set forth in the Deposit Agreement, promptly following the Depositary’s receipt of confirmation from the Custodian that the Custodian has received a deposit of the number of Shares specified below made by the Company for the benefit of the undersigned holder thereof (the “Holder” and together with the Company, the “Undersigned”), the Undersigned hereby jointly instruct the Depositary, and the Depositary hereby agrees:

26

(i) to promptly accept for deposit the number of Shares and issue the number of ADSs as specified below:

Number of Shares deposited:	Shares

Number of ADSs (CUSIP No.: 589492107; each ADS representing five (5) Shares to be issued:

ADSs

and (ii) to promptly deliver such Program ADSs, as follows:

Name of DTC Participant to which the ADSs are to be delivered:

DTC Participant Account No.:

Account No. for recipient of ADSs at DTC Participant (f/b/o/ information):

Name on whose behalf the above number of ADSs are to be issued and delivered:

Contact person at DTC Participant:

Daytime telephone number of contact person at DTC:

The Company hereby confirms and certifies that (i) the registration statement on Form F-3 (File No. 333-239708) (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 6, 2020, registers the resale of the above Shares represented by ADSs, such ADSs will be freely transferable following the issuance thereof by the Depositary, and there are no legal restrictions on subsequent transfers of the ADSs to be issued hereunder under the laws of England and Wales or the United States, (ii) the Registration Statement is effective under the Securities Act of 1933, as amended (the “Securities Act”), and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

The Holder hereby represents and covenants to, and for the benefit of, the Depositary and Citibank, N.A.—London Branch (the “Custodian”), that (i) the Holder is not an “affiliate” of the Company as that term is defined in Rule 144 promulgated by the Commission under the Securities Act and has not been an affiliate at any time during the 90 days immediately preceding the date hereof, and (ii) all stamp duty taxes, including, without limitation, the U.K. Stamp Duty Reserve Tax (“SDRT”), will be paid in full and on a timely basis to the extent such taxes are payable in respect of the deposit of the Shares and the issuance and delivery of the ADSs as contemplated herein.

27

Each of the Holder and, to the extent it is not unlawful for the Company to do so under the applicable laws of England and Wales, the Company agrees to indemnify the Depositary and the Custodian for, and to hold the Depositary and the Custodian harmless against, all losses, liabilities, taxes, charges, penalties or expenses (including reasonable legal fees and disbursements), incurred by the Depositary and/or by the Custodian or to which the Depositary and/or the Custodian may become subject to and arising directly or indirectly from the failure by any person to pay (or discharge) any applicable stamp duty taxes, including, without limitation, SDRT, or any other similar duty or tax in connection with the deposit of the Shares and the issuance and delivery of the ADSs as contemplated herein, save to the extent that such losses, liabilities, taxes, charges, penalties or expenses are due to the negligence or bad faith of the Custodian or the Depositary.

[HOLDER]	MEREO BIOPHARMA GROUP PLC

By:	By:

Name:	Name:

Title:	Title:

28

SIGNATURE PAGE

EXECUTED and delivered as a DEED by
MEREO BIOPHARMA GROUP PLC
Signature of Director

Name of Director

Signature of Secretary

Name of Secretary

29

Schedule 3

2018 Warrant Instrument (marked changes)

EXECUTION VERSION

DATED DECEMBER 2020 ~~2018~~

MEREO BIOPHARMA GROUP PLC

AMENDED WARRANT INSTRUMENT

DATED 1 OCTOBER 2018

relating to the issue of warrants entitling the holders to

subscribe for Warrant Shares in the capital of

MEREO BIOPHARMA GROUP PLC

5 Fleet Place London EC4M 7RD

Tel: +44 (0)20 7203 5000 • Fax: +44 (0)20 7203 0200 • DX: 19 London/Chancery Lane

www.charlesrussellspeechlys.com

CONTENTS

1	DEFINITIONS AND INTERPRETATION	2

2	CONSTITUTION AND FORM OF WARRANTS	9

3	CALCULATION OF NUMBER OF WARRANT SHARES	10

4	CERTIFICATES	10

5	TIMING FOR EXERCISE OF SUBSCRIPTION RIGHTS	10

6	EXERCISE OF SUBSCRIPTION RIGHTS	11

7	AUTOMATIC EXERCISE OF SUBSCRIPTION RIGHTS	13

8	COMPLETION	13

9	TRANSFER OF WARRANTS	15

10	MODIFICATION AND CESSATION OF RIGHTS	15

11	ADJUSTMENT OF WARRANT	15

12	LIQUIDATION	16

13	TAKEOVERS	16

14	COMPANY REORGANISATIONS – EXCHANGE OF WARRANTS	18

15	INFORMATION AND RIGHTS OF WARRANTHOLDER(S)	18

16	RESTRICTIONS ON AND UNDERTAKINGS OF THE COMPANY	19

17	WARRANTIES	20

18	NOTICES	20

19	COSTS AND EXPENSES	20

20	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999	21

21	FURTHER ASSURANCE	21

22	SEVERABILITY	21

23	GOVERNING LAW	21

SCHEDULE 1 FORM OF WARRANT CERTIFICATE		22

SCHEDULE 2 CONDITIONS		27

THIS WARRANT INSTRUMENT is made on ~~2018~~ 1 October 2018, as amended on December 2020

(0)	BY:

(1)	MEREO BIOPHARMA GROUP PLC, a company incorporated in England and Wales with number 09481161 whose registered office is at 4th Floor, 1 Cavendish Place, London, England, W1G 0QF (“Company”).

BACKGROUND:

(A)

The Company, by resolution of its directors, has agreed to issue Warrants to subscribe for Warrant Shares in the capital of the Company on the terms set out in this instrument, subject to adjustment as set out in this instrument.

(B)

Either all of the registered holders of shares in the Company have irrevocably waived all pre-emption rights conferred on them (whether by the Companies Act, the Articles or otherwise) or such pre-emption rights have been validly disapplied in relation to the number of Warrants and shares in the Company issued pursuant to this instrument.

(C)	This instrument has been executed by the Company as a deed in favour of the Warrantholder.

IT IS AGREED:

1	DEFINITIONS AND INTERPRETATION

1.1	In this instrument the following words and expressions shall (unless the context requires otherwise) have the following meanings:

2020 Warrants	means any warrants issued on the Amendment Date, by way of adjustment to the Initial Warrants;

Adjustment	means any sub-division or ~~all~~consolidation of Equity Securities by the ~~following~~Company, at any time, after issue of the relevant Warrant, or by reference to any record date, while the Warrants remain exercisable~~:~~

~~(a) any allotment or issue of Equity Securities by the Company by way of capitalisation of profits or reserves;~~

~~(b) any cancellation, purchase or redemption of Equity Securities, or any reduction or repayment of Equity Securities, by the Company;~~

~~(c) any sub-division or consolidation of Equity Securities by the Company; and~~

2

~~(d)   any issue of securities or other instruments convertible into shares in, or Equity Securities of, the Company or any grant of options, warrants or other rights to subscribe for, or call for the allotment or issue of, shares in, or Equity Securities of, the Company,~~

~~but excluding any issue of Equity Securities of the Company pursuant to (i) the exercise of any options granted to employees, consultants or directors of the Company, or (ii) the loan notes in the Company currently held by Novartis Pharma AG pursuant to a convertible loan note instrument dated 3 June 2016, as amended;~~

~~AIM~~ADS	~~the AIM market operated by the London Stock Exchange~~means American Depositary Shares representing interests in the Ordinary Shares pursuant to a sponsored American Depositary Receipt facility with the Depositary;

~~AIM Rules~~ADS Exchange Ratio	~~the AIM Rules for Companies published by the London Stock Exchange~~means the ratio applicable to the exchange of Ordinary Shares for ADSs from time to time, currently being a ratio of 5 Ordinary Shares for each ADS;

Amendment Date	means 15 December 2020;

Articles	the articles of association of the Company for the time being;

Auditors	the Company’s auditors;

Business	means the research, development, production, trading and licensing of rights, intellectual property and/or products within the life sciences industry (or any of the foregoing or any activities connected thereto);

Business Day	a day (which for these purposes ends at 5.30 pm) on which banks are open for commercial business in the City of London other than a Saturday or Sunday;

Companies Act	the Companies Act 2006;

Competitor	means any entity (other than a reputable financial institution) whose business directly competes with the Business carried out by a Group Company;

3

Conditions	the terms and conditions set out in Schedule 2 (subject to any alterations made in accordance with the provisions of this instrument);

Consent	either:

(a)   a resolution passed at a meeting of the Warrantholders duly convened and held and carried by a majority consisting of not less than 75 per cent. of the votes cast upon a show of hands or, if a poll is duly demanded, by a majority consisting of not less than 75 per cent of the votes cast on a poll; or

(b)   the consent in writing of Warrantholders entitled to the right to subscribe for at least 75 per cent of the Warrant Shares in respect of which Subscription Rights are granted pursuant to this instrument;

~~CREST~~	~~the system of paperless settlement of trades and the holding of uncertificated shares administered by Euroclear UK & Ireland Limited or any other relevant paperless settlement system used in relation to the holding of uncertificated shares in the Company;~~

Directors	the board of directors of the Company (and/or, where relevant, a Group Company) for the time being;

Equity Securities	has the meaning given in section 560(1) of the Companies Act;

Exercise Date	the date of delivery to the registered office of the Company of the items specified in clause 6.2 (and the date of such delivery shall be the date on which such items are received at the Company’s registered office);

Fair Market Value	either:

(a)   if the Ordinary Shares are then traded on a Recognised Investment Exchange the fair market value of a Warrant Share shall be the volume weighted average price of one (1) Ordinary Share during the ten (10) consecutive trading day period immediately preceding the Exercise Date; or

4

(b)   if the Ordinary Shares are not traded on a Recognised Investment Exchange~~, the fair~~ but ADSs are listed on Nasdaq, the implied price of One Ordinary Share in pounds sterling, which shall be determined as follows:

(i) dividing (x) being the volume weighted average price of one ADS during the ten (10) consecutive trading day period immediately preceding the Exercise Date by (y) being the number of Ordinary Shares currently represented by a single ADS in accordance with the ADS Exchange Ratio in effect on such date (Implied USD Price); and

(ii) converting the Implied USD Price to pounds sterling at the Exchange Rate on the trading day immediately preceding the Exercise Date; or

(c) if the Ordinary Shares are not traded on a Recognised Investment Exchange and ADSs are not listed on Nasdaq, the fair market value a Warrant Share shall be the Fair Price;

Fair Price	unless otherwise agreed by the board of Directors and the Warrantholder(s) prior to service of the Notice of Subscription, the price per Warrant Share which the Auditors (acting as an expert (the Expert)) shall certify to be in its opinion a fair price for the Warrant Shares. In arriving at his opinion the Expert will value the Warrant Shares as at the date the Notice of Subscription is to be given on the basis that the Company operates as a going concern, as between a willing seller and a willing buyer, subject always to the provisions of the Articles. The decision of the Expert as to the fair price for the Warrant Shares shall be final and binding and his costs shall be borne by the Company;

Final Date	subject to clause 5 (Timing for exercise of Subscription Rights), 10 years from the date of this instrument (which date, for the avoidance of doubt, shall be 1 October 2028);

~~London Stock Exchange~~	~~London Stock Exchange plc;~~

Group	(i) the Company and its subsidiaries (if any), (ii) any holding company of the Company, and (iii) any subsidiaries of such holding companies from time to time and Group Company means any member of the Group;

5

~~Market Abuse Regulation~~Initial Warrants	~~Market Abuse Regulation (Regulation 596/2014/EU)~~means the warrants of the Company constituted by this Instrument on 1 October 2018, and any further warrants issued prior to the Amendment Date as an adjustment thereto;

Issuance and Delivery Instruction	means an issuance and delivery instruction in such form as notified from the Company to the Warrantholders from time to time, the current form of which is attached hereto at Schedule 3;

Marketable Securities	means securities in the acquiring entity traded on a Recognised Investment Exchange where the Warrantolder(s) (were it to receive such securities on completion of an Offer having exercised this Warrant) would not be subject to any restrictions on re-sale of such securities;

Member of the same Fund Group	is if the Warrantholder is a fund, partnership, company, syndicate or other entity whose business is managed by a Fund Manager (an “Investment Fund”) or a nominee of that person:

(a)   any participant or partner in or member of any such Investment Fund or the holders of any unit trust which is a participant or partner in or member of any Investment Fund but only in connection with the dissolution of Investment Fund or any distribution of assets of the Investment Fund pursuant to the operation of the Investment Fund in the ordinary course of business,

(b) any Investment Fund managed or exclusively advised by that Fund Manager,

(c) a parent undertaking or subsidiary undertaking of that Investment Fund or Fund Manager, or any subsidiary undertaking of any parent undertaking of that Investment Fund or Fund Manager, or

(d) any trustee, nominee or custodian of such Investment Fund and vice versa;

Notice of Subscription	the notice addressed to the Company by a Warrantholder exercising its Subscription Rights in the form, or substantially in the form, set out in the schedule to the Warrant Certificate;

6

Ordinary Shares	ordinary shares in the capital of the Company and having the rights and privileges set out in the Articles;

Permitted Transferee	are:

(a) a nominee of the Warrantholders;

(b) a regulated, reputable financial institution;

(c) a member of the SVB Financial Group of companies; and/or

(d) a Member of the same Fund Group;

Recognised Investment Exchange	a recognised investment exchange or overseas investment exchange (within the meaning thereof given for the purposes of section 285 of the Financial Services and Markets Act 2000, and shall include, without limitation, AIM or NASDAQ;

Register	the register of persons for the time being entitled to the benefit of the Warrants to be maintained pursuant to the Conditions;

Registrars	the registrars of the Company for the time being;

Subscription Price	the subscription price per Warrant Share, such price being equal to:

(a) ~~£ ;~~ in respect of the Initial Warrants £2.95; and

(b)   in respect of the 2020 Warrants, $0.4144 (being the volume weighted average price of one (1) Ordinary Share during the ten (10) consecutive trading day period immediately preceding the Amendment Date converted into USD at an exchange rate of 1 GBP = 1.3226 USD (being the GBP-USD opening exchange rate published in the Wall Street Journal on the business day (being a day on which banks are open for commercial business in New York) immediately preceding the Amendment Date)

Subscription Rights	the rights of the Warrantholder(s) to subscribe for Warrant Shares under clause 6 (Exercise of Subscription Rights);

~~Takeover Code~~	~~the UK City Code on Takeovers and Mergers (as amended from time to time);~~

7

~~UKLA~~	~~the United Kingdom Listing Authority;~~

Warrant Certificate	a certificate evidencing a Warrantholder’s entitlement to Warrants in the form set out in Schedule 1;

Warrant Shares	Ordinary Shares to be issued pursuant to the terms of the Warrants;

Warrantholder	in relation to a Warrant, the person whose name appears in the Register as the holder of the Warrant; and

Warrants	the ~~warrants of the Company constituted by this instrument~~Initial Warrants and the 2020 Warrants and all rights conferred by ~~it~~this Instrument relating thereto (including the Subscription Rights).

1.2	In this instrument, unless the context otherwise requires:

1.2.1	words and expressions defined in the Companies Act or the Articles shall have the same meanings in this instrument (unless otherwise expressly defined in this instrument);

1.2.2	headings are used for convenience only and shall be ignored in interpreting this instrument;

1.2.3	reference to a clause or schedule is a reference to a clause of, or schedule to, this instrument;

1.2.4

reference to (or to any specific provision of) this instrument or any other document or instrument shall be construed as a reference to this instrument, that provision or that document or instrument as in force for the time being and as amended from time to time in accordance with its terms and the prior sanction of a Consent (where consent is required by the terms of this instrument as a condition to such amendment being made);

1.2.5

reference to any gender includes all genders, references to the singular includes the plural (and vice versa) and reference to persons includes bodies corporate, unincorporated associations and partnerships (whether or not any of the same have a separate legal personality);

1.2.6	reference to a statutory provision includes reference to:

(a)	the statute or statutory provision as modified or re-enacted from time to time; and

(b)	any subordinate legislation made under the statutory provision (as modified or re-enacted as set out in clause 1.2.6(a) above);

8

1.2.7

any words following the terms ‘including’, ‘include’, ‘in particular’, ‘for example’ or any other similar expression shall be construed as illustrative and shall not limit the sense of the words, description, phrase or term preceding those words; and

1.2.8

references to statutory obligations include obligations arising under articles of the Treaty establishing the European Community, and regulations, directives and decisions of the European Union as well as United Kingdom Acts of Parliament and subordinate legislation.

1.3

Unless otherwise specifically provided, where any notice, resolution or document is required by this instrument to be signed by any person, the reproduction of the signature of such person by fax or email shall suffice, provided that confirmation by first class letter is despatched by close of business on the next following Business Day, in which case the effective notice, resolution or document shall be that sent by fax or email (served in accordance with paragraphs 11 and 12 of Schedule 2), not the confirmatory letter.

1.4	This instrument incorporates the schedules to it.

2	CONSTITUTION AND FORM OF WARRANTS

2.1

This instrument constitutes the Warrants, which in aggregate give the Warrantholder(s) the right, upon the terms and subject to the conditions set out in this instrument, to subscribe in cash (subject to clause 6.3.2) at a price per share equal to the Subscription Price for such number of Warrant Shares calculated in accordance with clause 3 (Calculation of number of Warrant Shares).

2.2

Subject to clause 6.3.2 (Exercise of Subscription Rights), each Warrantholder shall be entitled to subscribe in cash at the Subscription Price for that number of Warrant Shares in respect of which it is entitled to be recorded as the holder in the Register on the terms set out in this instrument.

2.3	The Warrants shall be in registered form.

2.4	The Warrants are issued subject to the Articles and otherwise on the terms of this instrument (including the Conditions).

2.5

The Company agrees with the Warrantholder(s) and, in consideration of being issued a Warrant Certificate, each Warrantholder agrees with the Company that the Articles (insofar as they relate to the Warrants) and the terms of this instrument shall be binding upon the Company and each Warrantholder and all persons claiming through or under either of them.

2.6	No application will be made for the Warrants to be listed or dealt on any Recognised Investment Exchange (as that term is defined in the Financial Services and Markets Act 2000 (as amended)).

9

3	CALCULATION OF NUMBER OF WARRANT SHARES

3.1	The number of Warrant Shares over which the Initial Warrants ~~will be issued at the date of this instrument (the Issue Date) shall be~~ have been issued is 304,758 Warrant Shares.

3.2	The number of Warrant Shares over which the 2020 Warrants shall be issued is 304,758 Warrant Shares~~, such~~.

3.3	The 2020 Warrants ~~to~~shall be issued to Silicon Valley Bank and Kreos Capital V (Expert Fund) LP in equal proportions.

4	CERTIFICATES

4.1

The Company shall issue to each Warrantholder a Warrant Certificate in respect of that number of Warrants to which it is entitled as soon as reasonably practicable following a Warrantholder becoming entitled to such Warrants in accordance with clause 3 (Calculation of number of Warrant Shares).

4.2

If a Warrant Certificate is mutilated, defaced, lost, stolen or destroyed, the Company will replace it on such terms as to evidence and indemnity as the Company may reasonably require and subject to the Warrantholder who is seeking the replacement paying the Company’s reasonable costs (if any) in connection with the issue of the replacement.

4.3	Mutilated or defaced Warrant Certificates must be surrendered before replacements will be issued.

5	TIMING FOR EXERCISE OF SUBSCRIPTION RIGHTS

5.1

The Subscription Rights may be exercised at any time from the date of this instrument until 17:00 GMT on the Final Date and shall be exercised in accordance with clause 6 (Exercise of Subscription Rights).

5.2

Subject to clause 7 (Automatic Exercise of Subscription Rights), a failure by any Warrantholder to exercise its Subscription Rights ahead of such time on the Final Date shall mean that such Warrantholder’s outstanding Warrants shall immediately lapse and be cancelled and such Warrantholder shall have no further rights under this instrument.

5.3

Without prejudice to clauses 12 (Liquidation), 13 (Takeovers) and 14 (Company reorganisations – Exchange of Warrants), if the Final Date is likely to occur before the last date for approval of or acceptance of a liquidation, share buyback, takeover or reorganisation event (that is in each case subject to an existing proposal) such as described in the said clauses, the Final Date shall be extended until such last date for approval or acceptance of such event as aforesaid.

10

6	EXERCISE OF SUBSCRIPTION RIGHTS

6.1

The Subscription Rights may be exercised in whole or in part. If exercised in part, the Subscription Rights must be exercised in tranches of 50,000 Warrants, or in respect of the last tranche of Warrants attached to the outstanding Subscription Rights held by the Warrantholder concerned, such lesser balancing number of Warrants as may be outstanding.

6.2	In order to exercise its Subscription Rights validly, a Warrantholder must deliver the following items to the registered office of the Company:

6.2.1	the Warrant Certificate for the Warrants in respect of which Subscription Rights are being exercised, together with the Notice of Subscription duly completed;

6.2.2	if required pursuant to clause 6.3.1, a remittance by banker’s draft, drawn on a UK clearing bank, (or such other mode of payment as the Company and the Warrantholder shall agree); ~~and~~

6.2.3	the name and address of the Warrantholder to which the Warrant Shares arising on exercise of Subscription Rights are to be issued; and

6.2.4

if and to the extent that the Ordinary Shares issued are to be delivered as ADSs, a completed Issuance and Delivery Instruction in the form set out at Schedule 3 hereto (as such form may be amended from time to time by notice to the Warrantholder) duly completed and executed by the Warrantholder.

6.3	The Subscription Price for each of the Warrant Shares shall, at the absolute discretion of the Warrantholder, be satisfied by any of the following:

6.3.1	the payment by banker’s draft for each of the Warrant Shares at the Subscription Price; or

6.3.2

in lieu of a cash payment in respect of the aggregate Subscription Price for the Warrant Shares, the Warrantholder may elect ~~to receive~~for a reduced number of Warrant Shares (as calculated below) (“Reduced Warrant Shares”) to be issued than the number to which it would be entitled on exercise of the Subscription ~~Right~~Rights in full, payment for such Reduced Warrant Shares being satisfied by waiver by the Warrantholder of the right to receive the balance of Warrant Shares to which the Warrantholder is entitled over and above the Reduced Warrant Shares (“Balance Warrant Shares”). In doing so, the Company agrees and acknowledges that, subject to the payment of the par value of the Reduced Warrant Shares pursuant to this clause ~~6.3.2,~~6.3.2, the Reduced Warrant Shares to be issued to the Warrantholder ~~shall be issued~~(or, in the case of a Warrantholder which has specified in the Notice of Subscription in respect

11

of such Reduced Warrant Shares that it requires to have such Reduced Warrant Shares delivered as ADSs and has delivered a duly completed Issuance and Delivery Instruction to the Company in respect of the same, issued to, deposited with (and otherwise registered in the name of) the custodian of the Depositary (or its nominee)) as fully paid up at the Subscription Price, and the Warrantholder agrees and acknowledges that it waives its Subscription Rights to the Balance Warrant Shares used as consideration for ~~the~~ payment of the aggregate Subscription Price. The number of Reduced Warrant Shares the Warrantholder (or Depositary, as applicable) will receive shall be determined as follows:

X = Y (A – B) / A

where:

X = the number of Reduced Warrant Shares to be issued to the Warrantholder or Depositary (as applicable).

Y = the number of Warrant Shares with respect to which the Warrant is being exercised by the Warrantholder (without application of the reduction).

A = the Fair Market Value of one Warrant Share

B = the Subscription Price. (provided that, where the relevant Warrants being exercised have a Subscription Price denominated in USD, the Company shall convert such Subscription Price to pounds sterling for the purpose of calculating the aggregate nominal value of such Reduced Warrant Shares using the Exchange Rate on the trading day prior to service of the Notice of Subscription or Automatic Exercise Notice, as the case may be)

Provided always that the Warrantholder shall nevertheless be required to subscribe in cash for the par value of the Reduced Warrant Shares to the extent that if it did not do so the Reduced Warrant Shares would be issued at a discount to the Warrantholder. It being understood that if Warrant Shares are issued pursuant to this clause 6.3.2, notwithstanding that such Warrant Shares are issued at nominal value, the Warrantholder shall be deemed to have paid the relevant Subscription Price per Warrant Share for the purposes of calculating any distribution or share of sale proceeds in each case attributable to the Warrant Shares and to other issued shares of the class for the purposes of the Articles and for all other purposes.

6.4

Delivery of the items specified in clause 6.2 to the Company shall, unless the Company expressly consents otherwise, be an irrevocable election by the Warrantholder to exercise the relevant Subscription Rights.

12

7	AUTOMATIC EXERCISE OF SUBSCRIPTION RIGHTS

7.1

If, on the Final Date, the Fair Market Value of one Warrant Share is greater than the Subscription Price on such date, the Warrantholder shall be deemed to have automatically exercised its Subscription Rights, on a conditional basis, in respect of all unexercised Warrants on such date on a net issuance basis as set out in ~~clause~~Clause 6.3.2 (Exercise of Subscription Rights). In such circumstances, the Company shall (subject at all times to the Company’s obligations under ~~the Takeover Code, the AIM Rules, and~~ all applicable law and any other regulations ~~including the Market Abuse Regulation)~~, send a notice to the Warrantholder(s) within ten (10) Business Days of the Final Date (such notice being the “Automatic Exercise Notice” for the purposes of this clause 7) requiring them to pay up a cash amount equal to the aggregate nominal value of the Warrant Shares (such payment being the “Nominal Value Payment”) to be issued pursuant to clause 6.3.2 (“Exercise of Subscription Rights”) and this clause ~~7.1.~~ 7.1, and to specify whether such Warrantholder requires any such Warrant Shares to be delivered as ADSs.

7.2

The Warrantholder shall, within ten (10) Business Days of receipt of the Automatic Exercise Notice (the “Nominal Value Payment Period”), provide the Company with the Nominal Value Payment, to an account notified by the Company to the Warrantholder. Warrantholder, and, if such Warrantholder requires any Warrant Shares to be delivered as ADSs, a duly completed Issuance and Delivery Instruction in respect of such Warrant Shares. Upon receipt of such ~~the~~ Nominal Value Payment, (and, if applicable, such Issuance and Delivery Instruction) the Warrant Shares to be issued to the Warrantholder ~~on a net issuance basis pursuant to clause 6.3.2 (Exercise of Subscription Rights~~(or in the case of a Warrantholder who has delivered an Issuance and Delivery Instruction, the custodian of the Depositary) shall be allotted and issued to the Warrantholder (or the custodian of the Depositary, as applicable) credited as fully paid up in accordance with clause 6.3.2 (Exercise of Subscription Rights) and clause 8.3.1 (Completion). Any failure by a Warrantholder to pay the Nominal ~~Value Payment~~ValuePayment (or deliver a duly completed Issuance and Delivery Instruction, if applicable) within the Nominal Value Payment Period shall result in the automatic lapse of any Warrants over Warrant Shares for which the Nominal Value Payment was not made or Issuance and Delivery Instruction not delivered.

8	COMPLETION

8.1

Following a valid exercise of Subscription Rights by a Warrantholder or an automatic exercise of Subscription Rights pursuant to clause 7 (Automatic exercise of Subscription Rights) or clause 13.2.2 (Takeovers), the Company shall in accordance with clause 8.3:

8.1.1

allot and issue credited as fully paid to the Warrantholder; ~~(or to its nominee or trustee as notified to the Company in the Notice of Subscription) the Warrant Shares to which the Warrantholder is entitled by exercising the Subscription Rights (“Allotted Shares”)~~or in the event that

13

the Warrantholder has required pursuant to clause 6.2 that Ordinary Shares to be issued from the Exercise of Subscription Rights are to be delivered as ADSs, delivered a duly completed Issuance and Delivery Instruction, and there is an effective registration statement covering the Ordinary Shares to be issued on such exercise, issue to, deposit with (and otherwise register in the name of) the custodian of the Depositary (or its nominee) (“Allotted Shares”) and following such issuance and deposit the Company will direct the Depositary to issue an amount of ADSs via DTC (with such ADSs being eligible for listing on Nasdaq) in accordance with the corresponding Issuance and Delivery Instruction;

8.1.2

immediately following allotment and issue in accordance with clause ~~8.1.1,~~8.1.1, enter, or procure that the Company’s Registrars enter the Warrantholder’s name (or (i) its nominee’s or trustee’s name, ~~as appropriate~~or (ii) in the case of any Ordinary Shares to be delivered as ADSs, the custodian of the Depositary’s name) in the register of members of the Company as the holder of the Allotted Shares;

8.1.3

immediately following registration in accordance with clause ~~8.1.2,~~8.1.2, either: send to the person identified by the Warrantholder pursuant to clause ~~8.1.1,~~8.1.1, free of charge, share certificate(s) in respect of the Allotted Shares ~~or credit such aggregate number of Allotted Shares to the Warrantholder’s (or its nominee’s or trustee’s) CREST stock account~~; and

8.1.4

apply for the admission of the Warrant Shares to trading on ~~(i) AIM, insofar as the Warrant Shares are listed on AIM or, (ii) on any other~~any recognised investment exchange on which the Warrant Shares are listed, at the time of the allotment and issue pursuant to clause 8.1.1, and shall use its reasonable endeavours to secure such admission to trading no later than ten (10) Business Days after such application.

8.2	The obligations of the Company under clause 8.1 shall be fulfilled within ten (10) days after the Notice of Subscription is lodged at the registered office of the Company.

8.3	The Allotted Shares shall:

8.3.1	be allotted and issued fully paid;

8.3.2	rank pari passu with the relevant class of fully paid Warrant Shares then in issue;

8.3.3

rank for any dividend or other distribution which has previously been announced or declared if the date by which the holder of Warrant Shares must be registered to participate in such dividend or other distribution is after the Exercise Date pursuant to which the Subscription Rights have been exercised; and

14

8.3.4	be free from all claims, liens, charges, encumbrances, equities and third party rights.

8.4

If following allotment of shares pursuant to the exercise of some of the Subscription Rights, some Subscription Rights remain, the Company shall issue a Warrant Certificate to the Warrantholder within 15 Business Days for the balance of the Warrantholder’s Subscription Rights.

9	TRANSFER OF WARRANTS

9.1	Subject to clause 9.2, the Warrants may be transferred in whole or in part by any Warrantholder to any person, provided that the Company has given its prior written consent to such transfer.

9.2

A Warrantholder has the right, with prior written notice, but without the consent of the Company, to transfer the Warrants in whole or in part to a Permitted Transferee, subject to compliance with the provisions of Schedule 2 hereto.

9.3	Notwithstanding any other provisions of this instrument, no transfer shall be made to any person which is a Competitor of the Company or any other Group Company.

9.4	The provisions of Schedule 2 to this instrument shall regulate any transfer of a Warrant.

10	MODIFICATION AND CESSATION OF RIGHTS

10.1	This instrument may be modified only with the prior sanction of Consent.

10.2	This instrument ceases to have effect on the earlier of:

10.2.1	the date upon which all Subscription Rights have been exercised in full; and

10.2.2	the Final Date.

11	ADJUSTMENT OF WARRANT

11.1

Upon the occurrence of an Adjustment after the date of this Instrument but prior to the Final Date, the number and/or nominal value of Warrant Shares to be, or capable of being subscribed on any subsequent exercise of the Subscription Rights conferred by each issued Warrant and/or the Subscription Price will be adjusted in such manner as the Auditors shall certify to be fair and reasonable so that the Warrants shall, after such adjustment, entitle the Warrantholder(s) on exercise to receive the same percentage of the share capital of the Company in issue or capable of being issued following the implementation of the Adjustment, carrying the same proportion of votes exercisable at a general meeting of shareholders, for the same ~~price~~Aggregate Subscription Price, in each case as nearly as practicable, as would have been the case if no Adjustment had occurred, provided that the Subscription Price shall not in any event be reduced so that, upon exercise of the Subscription Rights, Warrant Shares would fall to be issued at a discount to their nominal value.

15

11.2

Within ten (10) days after days after an Adjustment, or, if later, within 10 days after the response of the auditors to any certification required by clause 11.1, notice of such adjustments will be given to the Warrantholder(s) detailing the number of Warrant Shares for which the Warrantholder(s) are entitled to subscribe in consequence of any such adjustment. Replacement Warrant Certificates shall be issued accordingly.

12	LIQUIDATION

12.1

If an order is made or an effective resolution is passed for the winding-up or dissolution of the Company or if any other dissolution of the Company by operation of law is to be effected whilst any Subscription Rights remain exercisable, then the provisions of clause 12.2 or, as the case may be, clause 12.3 shall apply.

12.2

If the winding-up or dissolution is for the purpose of a reconstruction, amalgamation or merger the Warrantholder shall be entitled to be granted by the reconstructed, amalgamated or merged company a substituted warrant of the value of the Warrant immediately prior to such reconstruction, amalgamation or merger.

12.3

If clause 12.2 does not apply, the Company shall immediately notify the Warrantholder(s) in writing that such an order has been made or resolution has been passed or other dissolution is to be effected. The Warrantholder(s) shall be entitled at any time within three (3) months after the date such notice is given to elect by notice in writing to the Company to be treated as if they had, immediately before the date of the making of the order or passing of the resolution or other dissolution, exercised the Subscription Rights and they shall be entitled to receive out of the assets which would otherwise be available in the liquidation to the holders of Warrant Shares, such a sum, if any, as they would have received had they been the holders of and paid for the Warrant Shares to which they would have become entitled by virtue of such exercise, after deducting from such sum the amount which would have been payable by them in respect of the Warrant Shares if they had exercised the Subscription Rights. Nothing contained in this clause 12.3 shall have the effect of requiring the Warrantholder(s) to make any actual payment to the Company.

13	TAKEOVERS

13.1

Subject to clause 13.6, if at any time an offer or invitation is made by the Company to the holders of the Ordinary Shares for the purchase by the Company of any of its Ordinary Shares, the Company shall promptly and without delay give notice thereof to each Warrantholder who shall be entitled, at any time whilst such offer or invitation is open for acceptance, to exercise its Subscription Rights to the extent that such rights have not been exercised or lapsed prior to the record date of such offer or invitation so as to take effect, in so far as is reasonably practicable, as if it had exercised its rights immediately prior to the record date of such offer or invitation.

16

13.2

Subject to clause 13.6, if at any time an offer is made to all holders of Ordinary Shares (or all holders of Ordinary Shares other than the offeror and/or any company controlled by the offeror and/or persons acting in concert with the offeror) to acquire the whole or any part of the issued share capital of the Company and the Company becomes aware that as a result of such offer the right to cast a majority of the votes which may ordinarily be cast on a poll at a general meeting of the Company may, if such offer becomes unconditional in all respects, become vested in the offeror and/or such persons or companies (the “Buyer”) as aforesaid (the “Offer”):

13.2.1

The Company shall, ~~subject to compliance with the Takeover Code,~~ give notice to each Warrantholder within ten (10) Business Days of its becoming so aware, and each Warrantholder shall be entitled to exercise its Subscription Rights, conditional upon the Offer being declared unconditional in all respects, within thirty (30) days of such notice having been given by the Company (to the extent that such rights have not lapsed or been exercised prior to the record date of such Offer), and to accept or otherwise participate in such Offer on the same terms as made to all holders of Ordinary Shares.

13.2.2

If the Company fails to give notice as required by clause 13.2.1 (subject at all times to the Company’s obligations under ~~the Takeover Code, the AIM Rules, and all~~ applicable law and any other regulations ~~including the Market Abuse Regulation~~) then, provided that immediately prior to the date that the Offer is made the offer price under the Offer is greater than the Subscription Price on such date and conditional upon the Offer being declared or becoming unconditional in all respects, the Warrantholder shall be deemed to have automatically exercised its Subscription Rights in respect of all unexercised Warrants on such date at the Subscription Price on a net issuance basis as set out in clause 6.3.2 (Exercise of Subscription Rights). In such circumstances, the Company shall send a notice to the Warrantholder(s) promptly and without delay (such notice being the “Exercise Notice” for the purposes of this clause 13.2.2) upon either a Warrantholder notifying the Company of its failure to give notice as required by clause 13.2.1 or the Company or the Buyer becoming aware of the Company’’s failure to give such notice requiring the Warrantholder(s) to ~~pay the Nominal Value Payment. The Warrantholder shall, within ten (10) Business Days of receipt of the Exercise Notice,~~ provide the Company with the Nominal Value Payment, to an account notified by the Company to the Warrantholder~~.~~ , and, if such Warrantholder requires any Warrant Shares to be delivered as ADSs, a duly completed issuance and delivery instruction in respect of such Warrant Shares. Upon receipt of such ~~the~~ Nominal Value Payment and Issuance and Delivery Instruction (if applicable), subject to clause 13.3 the Warrant Shares to be issued to the Warrantholder (or to the custodian of the Depositary, if applicable) on a net issuance basis pursuant to clause 6.3.2 (Exercise of Subscription Rights) shall be allotted and issued to the Warrantholder (or the custodian of the Depositary, if applicable) credited as fully paid up in accordance with clause 6.3.2 (Exercise of Subscription Rights) and clause ~~8.3.1.~~ 8.3.1.

17

13.2.3

Nothing in this clause 13.2 shall oblige the Warrantholder(s) to accept any Offer made hereunder, save to the extent that such Offer, whether by court order or otherwise, shall have become binding on all shareholders and the offer price under such Offer is greater than the Subscription Price, in which case the Warrantholder(s) shall be deemed to have accepted it on the terms set out herein.

13.3

~~The Company undertakes to the Warrantholders that in the event of an exercise of Subscription Rights during the course of an Offer (or before the date of an Offer if the Directors of the Company have reason to believe that a bona fide offer might be imminent) it will consult with the Panel on Takeover and Mergers without delay to get confirmation that the issue of shares represents the exercise of the Subscription Rights pursuant to a pre-existing contractual obligation. In the event that the Panel of Takeover and Mergers does not give such confirmation, the Company will undertake without delay to call a general meeting of the Company to approve the issue of shares pursuant to the Subscription Rights.~~ [Not used]

13.4	~~The Company shall use reasonable endeavours to procure that any Buyer extends the Offer to the Warrantholders in accordance with Rule 15 and Practice Statement 24 of the Takeover Code.~~[Not used]

13.5

For the avoidance of doubt, publication of a compromise or scheme of arrangement under the Companies Act providing for the acquisition by any person of the whole or any part of the issued share capital of the Company shall be deemed to be the making of an Offer for the purposes of this clause 13.

13.6

If, for whatever reason, a Warrantholder fails, refuses or declines to exercise its Subscription Rights within sixty (60) days of an Offer having become unconditional in all respects, the Warrants held by such Warrantor shall automatically lapse and no Warrant Shares shall be issued to the Warrantholder thereunder.

14	COMPANY REORGANISATIONS – EXCHANGE OF WARRANTS

14.1

A company reorganisation occurs if the Company merges with or transfers all or substantially all of its assets and undertaking to a new company (“Newco”) and the shareholders of Newco are substantially the same as the shareholders of the Company immediately before the Company reorganisation, with shares having the same rights as those of the Company.

14.2

If there is a company reorganisation, the Company shall, save to the extent proposed by the Company and sanctioned by a Consent, use reasonable endeavours to procure that new warrants over the share capital of the Newco are granted with equivalent rights and on terms applying in this instrument mutatis mutandis and on such grant the existing Warrants shall lapse.

15	INFORMATION AND RIGHTS OF WARRANTHOLDER(S)

15.1	The Company shall:

18

15.1.1

send to each Warrantholder a copy of its annual reports and audited accounts together with all documents required by law to be annexed to that report at the same time they are provided to the holders of the Ordinary Shares;

15.1.2	send to each Warrantholder copies of any statements, notices or circulars sent to the holders of the Ordinary Shares; and

15.1.3	give to each Warrantholder not less than 30 days’ prior written notice of its intention to declare or pay a dividend or other distribution on the Ordinary Shares.

15.2

The Warrantholder(s) may attend all general meetings of members of the Company and meetings of the holders of Ordinary Shares but may not vote at those meetings by virtue of or in respect of their holdings of Warrants.

15.3	Each Warrantholder shall keep confidential any information received by it in its capacity as a Warrantholder which is of a confidential nature except:

15.3.1	as required by law or any applicable regulations;

15.3.2	to the extent the information is in the public domain through no default of the Warrantholder; and

15.3.3	each Warrantholder will be entitled to divulge such information to any other Warrantholder and any proposed transferee of Warrants on the same terms as to confidentiality.

16	RESTRICTIONS ON AND UNDERTAKINGS OF THE COMPANY

16.1	For so long as the Warrants are outstanding, the Company will:

16.1.1

to the extent that the Company has a limit on its authorised share capital, keep available for issue and free from pre-emptive rights, out of its authorised but unissued share capital, such number of Warrant Shares as will enable the Subscription Rights of the Warrantholder(s) to be satisfied in full;

16.1.2

ensure that the Directors have all necessary authorisations and disapplications of pre-emption (including under the Companies Act) to allot such number of Warrant Shares as will enable the Subscription Rights of the Warrantholder(s) to be satisfied in full at any time;

16.1.3	~~maintain the admission to trading of the Ordinary Shares on AIM, or any other Recognised Investment Exchange on which the Ordinary Shares are traded from time to time;~~ [Not used]

16.1.4

not make any issue, grant or distribution or take any other action the effect of which would be that on exercise of any of the Subscription Rights it would be required to issue Warrant Shares at a discount to their nominal value; and

19

16.1.5	not buy any Warrants unless it offers to buy Warrants from all Warrantholders in proportion to their respective holdings of Warrants.

17	WARRANTIES

17.1	The Company warrants to the Warrantholder(s) that:

17.1.1	it has the power to execute and to perform its obligations under this instrument;

17.1.2	it has taken all action necessary to authorise the execution of, and the performance of its obligations under this instrument;

17.1.3

all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will be, upon issuance, be duly authorised, validly issued and fully paid and free of any liens and encumbrances;

17.1.4

it and the Directors have, and have obtained all necessary shareholder and third party consents (which consents are subsisting and remain sufficient and have not been revoked at the Issue Date), to grant the Warrant to the Warrantholder(s) on the Issue Date on the terms of this Warrant; and

17.1.5

~~the Ordinary Shares are duly admitted to trading on AIM or on another Recognised Investment Exchange and no circumstances exist which may cause the suspension or cancellation of such admission.~~ [Not used].

18	NOTICES

Any notice to the Warrantholder(s) required for the purposes of any provision of this instrument shall be given in accordance with the provisions of paragraphs 10 to 13 (inclusive) of Schedule 2.

19	COSTS AND EXPENSES

19.1

The Company shall promptly pay to the Warrantholder(s) on the Warrantholder’s demand, the reasonable legal expenses plus applicable VAT and disbursements incurred by the Warrantholder in connection with:

19.1.1	any amendment or supplement to this instrument, or any proposal for such an amendment to be made, provided such amendment or supplement has been requested or necessitated by the Company; and

19.1.2

any consent or waiver by the Warrantholder(s) concerned under or in connection with this instrument or any request for such a consent or waiver, provided that such consent or waiver has been requested or necessitated by the Company; and

20

19.1.3	any step taken reasonably and properly by the Warrantholder with a view to the protection, exercise or enforcement of any right or interest created by this instrument.

20	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this instrument shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this instrument. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

21	FURTHER ASSURANCE

The Company shall, at its own cost and expense, execute all such deeds and documents and do all such acts and things as may reasonably be required in order to give effect to this instrument, including vesting on issue the full legal and beneficial title to the Warrant Shares in the Warrantholder.

22	SEVERABILITY

Each of the provisions of this instrument is distinct and severable from the others and if at any time one or more of such provisions is or becomes valid, unlawful or unenforceable (whether wholly or to any extent), the validity, lawfulness and enforceability of the remaining provisions (or the same provision to any other extent) of this instrument shall not in any way be affected or impaired.

23	GOVERNING LAW

The provisions of this instrument and the Conditions and any dispute or claim arising out of or in connection with them (including any dispute or claim relating to non-contractual obligations) shall be subject to and governed by English law and the Company and the Warrantholder(s) submit to the exclusive jurisdiction of the English Courts in relation to any such dispute or claim.

The Company intends this instrument to be a deed poll and accordingly it or its duly authorised representatives execute and deliver it as such.

21

SCHEDULE 1

Form Of Warrant Certificate

MEREO BIOPHARMA GROUP PLC (“COMPANY”)

A company registered in England and Wales

under Company number 09481161

WARRANT CERTIFICATE

This certificate is issued pursuant to the warrant instrument issued by the Company on                     2018 (“Warrant Instrument”). Words and expressions used in this certificate which are defined in the Warrant Instrument have the meanings given to them in the Warrant Instrument.

Certificate number: [•]

Date of issue:	2018

Name and address of Warrantholder:	[Silicon Valley Bank of 3003 Tasman Drive, Santa Clara, California 95054 US (UK branch at Alphabeta 14-18 Finsbury Square, London EC2A 1BR)]

[Kreos Capital V (Expert Fund) LP of 47 Esplanade, St. Helier, Jersey JE1 0BD]

Number of [Initial/2020] Warrant Shares for which the Warrantholder may subscribe ~~such number as is [number], as adjusted in accordance with terms of the Warrant Instrument, if appropriate~~[•].

Subscription Price: [£2.95/$0.4316]

This is to certify that the Warrantholder named above is the registered holder of the right to subscribe in cash for Warrant Shares at the subscription price set out above subject to the Articles and otherwise on the terms and conditions set out in the Warrant Instrument (a copy of which is available for inspection at the registered office of the Company).

EXECUTED as a deed, but not delivered until	)
the date specified on this certificate, by	)
)
MEREO BIOPHARMA GROUP PLC	)

by a director in the
presence of a witness:

Director

Witness Signature:

22

Witness Name (block capitals):

Witness Address:

Witness Occupation:

Schedule to the Warrant Certificate

Notice of Subscription

To: The Directors

MEREO BIOPHARMA GROUP PLC (“Company”)

This notice is issued pursuant to the warrant instrument issued by the Company on 2018                        (“Warrant Instrument”). Words and expressions used in this notice which are defined in the Warrant Instrument have the meanings given to them in the Warrant Instrument.

~~By this notice we exercise the Subscription Rights appertaining to [all] [number] of the Warrants evidenced by this certificate.~~

We hereby irrevocably elect to exercise [number] [Initial/2020] Warrants issued to us by the Company pursuant to the Warrant Instrument and purchase thereunder (and surrender herewith the relevant warrant certificate) as follows:

(1)

(A) Warrant Shares to be issued to the Warrantholder (or its nominee or trustee) as Ordinary Shares pursuant to the Warrant Instrument;

(B) Warrant Shares to be issued to the custodian of the Depositary for delivery to the Warrantholder as ADSs pursuant to the Warrant Instrument.

(2) We wish to satisfy the aggregate Subscription Price for the Warrant Shares in respect of the Subscription Rights we are exercising as follows [delete options as necessary]:

~~1~~(A) [by payment by banker’s draft, we attach a banker’s draft to this notice];

(B) [by cash payment by wire transfer of immediately available funds to the following account of the Company:

23

[Use in case of an aggregate Subscription Price denominated in GBP:

Account Name: Mereo BioPharma Group plc

Bank: Silicon Valley Bank

Account No: 20150636

Sort Code: 62-10-00

BIC/SWIFT: SVBKGB2L

IBAN: GB18 SVBK62 1000 2015 0636]

[Use in case of an aggregate Subscription Price denominated in USD:

Account Name: Mereo BioPharma Group plc

Bank: Silicon Valley Bank

Account No: 20150644

Sort Code: 62-10-00

IBAN: GB93SVBK62100020150644]]

~~2~~(C) [by satisfying the aggregate Subscription Price by electing to receive a reduced number of Warrant Shares, in accordance with clause 6.3.2 ~~(Exercise of Subscription Rights)~~].

[We direct the Company ~~to allot conditional only on the above the~~:

[use for a request under option (1)(A) above] to issue [number] of Ordinary Shares to be issued pursuant to this exercise in the following numbers to the following proposed allottees, each of which is either a Warrantholder, a nominee or trustee of a Warrantholder, or a transferee of one of those persons approved in accordance with clause 9.1 of the Warrant Instrument.]

24

Number/percentage of shares	Name of proposed allottee	Address of	~~CREST Details~~
proposed allott ee
~~1~~			~~Participant ID: [•] Member account ID: [•] INSP Custodian Client Ref: [•] Custodian Name: [•]~~
~~2~~ 1			~~Participant ID: [•] Member account ID: [•] INSP Custodian Client Ref: [•] Custodian Name: [•]~~

~~We request that certificate(s) for such Ordinary Shares be sent by post at our risk to us at the first address shown above or to the agent lodging this certificate as mentioned below.~~

~~OR~~

~~We hereby request that you register our Warrant Shares in uncertificated form to the CREST account detailed [below][above]:~~

~~CREST Details~~	~~Participant ID~~

~~Member Account ID~~

~~INSP Custodian Client Ref:~~

~~Custodian Name~~

~~We agree that such shares are issued and accepted subject to the memorandum and articles of association of the Company.~~

25

~~Signature of Warrantholder:~~

~~Full name:~~

~~Address:~~

~~Lodged by: (agent to whom certificate(s) should be sent)~~

[OR] use for a request under option (1)(B) above] to issue, allot, and deposit [number] of Ordinary Shares to be issued pursuant to this exercise to the custodian (or its nominee) of the Depositary and that following such issuance and deposit, to direct the Depositary to issue an amount of ADSs via DTC in accordance with the Issuance and Delivery Instruction corresponding to this Notice of Subscription.

The Warrantholder represents and warrants that this Notice of Subscription has been duly signed and constitutes a valid and binding act to exercise the said Warrants.

Place and date:

Name of Warrantholder:

By:
Title:

The above exercise is acknowledged and accepted. Place and date:

MEREO BIOPHARMA GROUP PLC

By:
Title:

~~Name of agent:~~

~~Address:~~

26

SCHEDULE 2

Conditions

1	An accurate Register will be kept and maintained at all times by the Company at its registered office and there shall be entered in the Register:

1.1	the names and addresses of the persons for the time being entitled to be registered as the holders of the Warrants;

1.2	the number of Warrants held for the time being by every registered holder; and

1.3	the date on which the name of every registered holder is entered in the Register in respect of the Warrants in its name.

2

Any change in the name or address of any Warrantholder shall promptly be notified to the Company which shall cause the Register to be altered accordingly. The Warrantholders or any of them and any person authorised by any Warrantholder shall be at liberty at all reasonable times during office hours to inspect the Register and to take copies of or extracts from it or any part of it.

3

The Company shall be entitled to treat each Warrantholder as the absolute owner of a Warrant and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by law, be bound to recognise any equitable or other claim to or interest in a Warrant on the part of any other person, whether or not it shall have express or other notice of such a claim.

4

Each Warrantholder will be recognised by the Company as entitled to the Warrants free from any equity, set-off or cross-claim on the part of the Company against the original or any intermediate holder of the Warrants.

5	Each transfer of a Warrant shall be made by an instrument of transfer in the usual or common form or in any other form which may be approved for the time being by the Directors.

6

The instrument of transfer of a Warrant shall be executed by or on behalf of the transferor but need not be executed by or on behalf of the transferee. The transferor shall be deemed to remain the holder of the Warrant until the name of the transferee is entered in the Register in respect of the Warrant being transferred.

7

The Directors may decline to recognise any instrument of transfer of a Warrant unless the instrument is deposited at the registered office of the Company accompanied by the Warrant Certificate for the Warrant to which it relates, and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The Directors may waive production of any Warrant Certificate upon production to them of satisfactory evidence of the loss or destruction of the Warrant Certificate together with such indemnity as they may require.

8	No fee shall be charged for any registration of a transfer of a Warrant or for the registration of any other documents which in the opinion of the Directors require registration.

27

9	The registration of a transfer shall be conclusive evidence of the approval by the Directors of such a transfer.

10

Each Warrantholder shall register with the Company an address in the United Kingdom to which notices can be sent. If any Warrantholder fails to register an address with the Company, notice may be given to that Warrantholder by sending it by any of the methods referred to in paragraph 11 of this Schedule 2 to that Warrantholder’s last known place of business or residence or, if none, by exhibiting it for three days at the registered office for the time being of the Company.

11

Notices and other communications to Warrantholders may be given by personal delivery, prepaid letter by first class post or, subject to clause 1.3 of this instrument, fax or email. In proving service of any notice or other communication sent by post, it shall be sufficient to prove that the envelope containing the notice or other communication was properly addressed and stamped and was deposited in a post box or at the post office.

12	A notice or other communication given pursuant to the provisions of paragraph 11 of this Schedule 2 shall be deemed to have been served:

12.1	at the time of delivery, if delivered personally to the registered address;

12.2	on the second Business Day following its posting, if sent by prepaid letter by first class post to an address in the United Kingdom; and

12.3	at 09:00 hours on the Business Day following the despatch of the fax, if sent by fax.

13

All notices and other communications with respect to Warrants standing in the names of joint registered holders shall be given to whichever of such persons is named first in the Register and such notice so given shall be sufficient notice to all the registered holders of such Warrants.

14

Any person who, whether by operation of law, transfer or other means whatsoever, shall become entitled to any Warrant, shall be bound by every notice in respect of such Warrant which, prior to its name and address being entered on the Register, shall have been duly given to the person from which it derives its title to such Warrant.

15

When a given number of days’ notice or notice extending over any other period is required to be given, the day of service shall be included but the day upon which such notice will expire shall not be included in such number of days or other period. The signature to any notice to be given by the Company may be written or printed.

16

Meetings of Warrantholders shall be convened and conducted in the same way as meeting of shareholders of the Company are convened and conducted. Accordingly, the provisions of Articles shall apply to meetings of the Warrantholders mutatis mutandis.

28

SCHEDULE 3

ADS Issuance and Delivery Instruction

[DATE]

Citibank, N.A., as Depositary

388 Greenwich Street

New York, New York 10013

Attn.: Mr. Brian M. Teitelbaum (brian.m.teitelbaum@citi.com)

With a copy simultaneously delivered to:

Citibank, N.A., London Branch

25 Canada Square

Canary Wharf

London E14 5LB, England

Attn.: UK Custody Settlements

Custody Team (uksettlements@citi.com)

Re: Issuance and Delivery Instruction—Mereo BioPharma Group plc (CUSIP No.: 589492107) – Deposit & Hold

Dear Sirs:

Reference is made to the Deposit Agreement, dated as of April 23, 2018, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Mereo BioPharma Group plc, a public limited company incorporated under the laws of England and Wales and its successors (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder. All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

In accordance with the terms and subject to the limitations set forth in the Deposit Agreement, promptly following the Depositary’s receipt of confirmation from the Custodian that the Custodian has received a deposit of the number of Shares specified below made by the Company for the benefit of the undersigned holder thereof (the “Holder”

and together with the Company, the “Undersigned”), the Undersigned hereby jointly instruct the Depositary, and the Depositary hereby agrees:

(i) to promptly accept for deposit the number of Shares and issue the number of ADSs as specified below:

Number of Shares deposited: Shares

Number of ADSs (CUSIP No.: 589492107; each

ADS representing five (5) Shares to be issued:

ADSs

and (ii) to promptly deliver such Program ADSs, as follows:

Name of DTC Participant to which the ADSs are

to be delivered:

DTC Participant Account No.:

Account No. for recipient of ADSs at DTC

Participant (f/b/o/ information):

Name on whose behalf the above number of ADSs

are to be issued and delivered:

Contact person at DTC Participant:

Daytime telephone number of contact person at

DTC:

The Company hereby confirms and certifies that (i) the registration statement on Form F-3 (File No. 333-239708) (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 6, 2020, registers the resale of the above Shares represented by ADSs, such ADSs will be freely transferable following the issuance thereof by the Depositary, and there are no legal restrictions on subsequent transfers of the ADSs to be issued hereunder under the laws of England and Wales or the United States, (ii) the Registration Statement is effective under the Securities Act of 1933, as amended (the “Securities Act”), and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

The Holder hereby represents and covenants to, and for the benefit of, the Depositary and Citibank, N.A.—London Branch (the “Custodian”), that (i) the Holder is not an “affiliate” of the Company as that term is defined in Rule 144 promulgated by the Commission under the Securities Act and has not been an affiliate at any time during the 90 days immediately preceding the date hereof, and (ii) all stamp duty taxes, including, without limitation, the U.K. Stamp Duty Reserve Tax (“SDRT”), will be paid in full and on a timely basis to the extent such taxes are payable in respect of the deposit of the Shares and the issuance and delivery of the ADSs as contemplated herein.

Each of the Holder and, to the extent it is not unlawful for the Company to do so under the applicable laws of England and Wales, the Company agrees to indemnify the Depositary and the Custodian for, and to hold the Depositary and the Custodian harmless against, all losses, liabilities, taxes, charges, penalties or expenses (including reasonable legal fees and disbursements), incurred by the Depositary and/or by the Custodian or to which the Depositary and/or the Custodian may become subject to and arising directly or indirectly from the failure by any person to pay (or discharge) any applicable stamp duty taxes, including, without limitation, SDRT, or any other similar duty or tax in connection with the deposit of the Shares and the issuance and delivery of the ADSs as contemplated herein, save to the extent that such losses, liabilities, taxes, charges, penalties or expenses are due to the negligence or bad faith of the Custodian or the Depositary.

[HOLDER]	MEREO BIOPHARMA GROUP PLC

By:	By:
Name:	Name:
Title:	Title:

SIGNATURE PAGE

EXECUTED and delivered as a DEED by
MEREO BIOPHARMA GROUP PLC

Signature of Director

Name of Director

Signature of Secretary

Name of Secretary

~~EXECUTED as a deed, but not delivered until~~	)
~~the date specified on this instrument, by~~ 	)
)
~~MEREO BIOPHARMA GROUP PLC~~	)
~~by a director in the~~
~~presence of a witness:~~
~~Director~~

~~Witness Signature:~~
~~Witness Name (block capitals):~~
~~Witness Address:~~

~~Witness Occupation:~~

Schedule 4

2018 Warrant Instrument (clean copy)

EXECUTION VERSION

DATED              DECEMBER 2020

MEREO BIOPHARMA GROUP PLC

AMENDED WARRANT INSTRUMENT DATED 1

OCTOBER 2018

relating to the issue of warrants entitling the holders to

subscribe for Warrant Shares in the capital of

MEREO BIOPHARMA GROUP PLC

5 Fleet Place London EC4M 7RD

Tel: +44 (0)20 7203 5000 • Fax: +44 (0)20 7203 0200 • DX: 19 London/Chancery Lane

www.charlesrussellspeechlys.com

CONTENTS

1	DEFINITIONS AND INTERPRETATION	2

2	CONSTITUTION AND FORM OF WARRANTS	8

3	CALCULATION OF NUMBER OF WARRANT SHARES	9

4	CERTIFICATES	9

5	TIMING FOR EXERCISE OF SUBSCRIPTION RIGHTS	9

6	EXERCISE OF SUBSCRIPTION RIGHTS	10

7	AUTOMATIC EXERCISE OF SUBSCRIPTION RIGHTS	12

8	COMPLETION	12

9	TRANSFER OF WARRANTS	14

10	MODIFICATION AND CESSATION OF RIGHTS	14

11	ADJUSTMENT OF WARRANT	14

12	LIQUIDATION	15

13	TAKEOVERS	15

14	COMPANY REORGANISATIONS – EXCHANGE OF WARRANTS	17

15	INFORMATION AND RIGHTS OF WARRANTHOLDER(S)	17

16	RESTRICTIONS ON AND UNDERTAKINGS OF THE COMPANY	18

17	WARRANTIES	18

18	NOTICES	19

19	COSTS AND EXPENSES	19

20	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999	19

21	FURTHER ASSURANCE	19

22	SEVERABILITY	20

23	GOVERNING LAW	20

SCHEDULE 1 FORM OF WARRANT CERTIFICATE		21

SCHEDULE 2 CONDITIONS		25

THIS WARRANT INSTRUMENT is made on 1 October 2018, as amended on      December 2020

BY:

(1)	MEREO BIOPHARMA GROUP PLC, a company incorporated in England and Wales with number 09481161 whose registered office is at 4th Floor, 1 Cavendish Place, London, England, W1G 0QF (“Company”).

BACKGROUND:

(A)

The Company, by resolution of its directors, has agreed to issue Warrants to subscribe for Warrant Shares in the capital of the Company on the terms set out in this instrument, subject to adjustment as set out in this instrument.

(B)

Either all of the registered holders of shares in the Company have irrevocably waived all pre-emption rights conferred on them (whether by the Companies Act, the Articles or otherwise) or such pre-emption rights have been validly disapplied in relation to the number of Warrants and shares in the Company issued pursuant to this instrument.

(C)	This instrument has been executed by the Company as a deed in favour of the Warrantholder.

IT IS AGREED:

1	DEFINITIONS AND INTERPRETATION

1.1	In this instrument the following words and expressions shall (unless the context requires otherwise) have the following meanings:

2020 Warrants	means any warrants issued on the Amendment Date, by way of adjustment to the Initial Warrants;

Adjustment	means any sub-division or consolidation of Equity Securities by the Company, at any time, after issue of the relevant Warrant, or by reference to any record date, while the Warrants remain exercisable;

ADS	means American Depositary Shares representing interests in the Ordinary Shares pursuant to a sponsored American Depositary Receipt facility with the Depositary;

ADS Exchange Ratio	means the ratio applicable to the exchange of Ordinary Shares for ADSs from time to time, currently being a ratio of 5 Ordinary Shares for each ADS;

Amendment Date	means 15 December 2020;

2

Articles	the articles of association of the Company for the time being;

Auditors	the Company’s auditors;

Business	means the research, development, production, trading and licensing of rights, intellectual property and/or products within the life sciences industry (or any of the foregoing or any activities connected thereto);

Business Day	a day (which for these purposes ends at 5.30 pm) on which banks are open for commercial business in the City of London other than a Saturday or Sunday;

Companies Act	the Companies Act 2006;

Competitor	means any entity (other than a reputable financial institution) whose business directly competes with the Business carried out by a Group Company;

Conditions	the terms and conditions set out in Schedule 2 (subject to any alterations made in accordance with the provisions of this instrument);

Consent	either:

(a)   a resolution passed at a meeting of the Warrantholders duly convened and held and carried by a majority consisting of not less than 75 per cent. of the votes cast upon a show of hands or, if a poll is duly demanded, by a majority consisting of not less than 75 per cent of the votes cast on a poll; or

(b)   the consent in writing of Warrantholders entitled to the right to subscribe for at least 75 per cent of the Warrant Shares in respect of which Subscription Rights are granted pursuant to this instrument;

Directors	the board of directors of the Company (and/or, where relevant, a Group Company) for the time being;

Equity Securities	has the meaning given in section 560(1) of the Companies Act;

3

Exercise Date	the date of delivery to the registered office of the Company of the items specified in clause 6.2 (and the date of such delivery shall be the date on which such items are received at the Company’s registered office);

Fair Market Value	either:

(a)   if the Ordinary Shares are then traded on a Recognised Investment Exchange the fair market value of a Warrant Share shall be the volume weighted average price of one (1) Ordinary Share during the ten (10) consecutive trading day period immediately preceding the Exercise Date; or

(b)   if the Ordinary Shares are not traded on a Recognised Investment Exchange but ADSs are listed on Nasdaq, the implied price of One Ordinary Share in pounds sterling, which shall be determined as follows:

(i) dividing (x) being the volume weighted average price of one ADS during the ten (10) consecutive trading day period immediately preceding the Exercise Date by (y) being the number of Ordinary Shares currently represented by a single ADS in accordance with the ADS Exchange Ratio in effect on such date (Implied USD Price); and

(ii) converting the Implied USD Price to pounds sterling at the Exchange Rate on the trading day immediately preceding the Exercise Date; or

(c) if the Ordinary Shares are not traded on a Recognised Investment Exchange and ADSs are not listed on Nasdaq, the fair market value a Warrant Share shall be the Fair Price;

4

Fair Price	unless otherwise agreed by the board of Directors and the Warrantholder(s) prior to service of the Notice of Subscription, the price per Warrant Share which the Auditors (acting as an expert (the Expert)) shall certify to be in its opinion a fair price for the Warrant Shares. In arriving at his opinion the Expert will value the Warrant Shares as at the date the Notice of Subscription is to be given on the basis that the Company operates as a going concern, as between a willing seller and a willing buyer, subject always to the provisions of the Articles. The decision of the Expert as to the fair price for the Warrant Shares shall be final and binding and his costs shall be borne by the Company;

Final Date	subject to clause 5 (Timing for exercise of Subscription Rights), 10 years from the date of this instrument (which date, for the avoidance of doubt, shall be 1 October 2028);

Group	(i) the Company and its subsidiaries (if any), (ii) any holding company of the Company, and (iii) any subsidiaries of such holding companies from time to time and Group Company means any member of the Group;

Initial Warrants	means the warrants of the Company constituted by this Instrument on 1 October 2018, and any further warrants issued prior to the Amendment Date as an adjustment thereto;

Issuance and Delivery Instruction	means an issuance and delivery instruction in such form as notified from the Company to the Warrantholders from time to time, the current form of which is attached hereto at Schedule 3;

Marketable Securities	means securities in the acquiring entity traded on a Recognised Investment Exchange where the Warrantolder(s) (were it to receive such securities on completion of an Offer having exercised this Warrant) would not be subject to any restrictions on re-sale of such securities;

Member of the same Fund Group	is if the Warrantholder is a fund, partnership, company, syndicate or other entity whose business is managed by a Fund Manager (an “Investment Fund”) or a nominee of that person:

5

(a)   any participant or partner in or member of any such Investment Fund or the holders of any unit trust which is a participant or partner in or member of any Investment Fund but only in connection with the dissolution of Investment Fund or any distribution of assets of the Investment Fund pursuant to the operation of the Investment Fund in the ordinary course of business,

(b) any Investment Fund managed or exclusively advised by that Fund Manager,

(c) a parent undertaking or subsidiary undertaking of that Investment Fund or Fund Manager, or any subsidiary undertaking of any parent undertaking of that Investment Fund or Fund Manager, or

(d) any trustee, nominee or custodian of such Investment Fund and vice versa;

Notice of Subscription	the notice addressed to the Company by a Warrantholder exercising its Subscription Rights in the form, or substantially in the form, set out in the schedule to the Warrant Certificate;

Ordinary Shares	ordinary shares in the capital of the Company and having the rights and privileges set out in the Articles;

Permitted Transferee are:

(a) a nominee of the Warrantholders;

(b) a regulated, reputable financial institution;

(c) a member of the SVB Financial Group of companies; and/or

(d) a Member of the same Fund Group;

Recognised Investment Exchange	a recognised investment exchange or overseas investment exchange (within the meaning thereof given for the purposes of section 285 of the Financial Services and Markets Act 2000, and shall include, without limitation, AIM or NASDAQ;

Register	the register of persons for the time being entitled to the benefit of the Warrants to be maintained pursuant to the Conditions;

Registrars	the registrars of the Company for the time being;

6

Subscription Price	the subscription price per Warrant Share, such price being equal to:

(a) in respect of the Initial Warrants £2.95; and

(b)   in respect of the 2020 Warrants, $0.4144 (being the volume weighted average price of one (1) Ordinary Share during the ten (10) consecutive trading day period immediately preceding the Amendment Date converted into USD at an exchange rate of 1 GBP = 1.3226 USD (being the GBP-USD opening exchange rate published in the Wall Street Journal on the business day (being a day on which banks are open for commercial business in New York) immediately preceding the Amendment Date)

Subscription Rights	the rights of the Warrantholder(s) to subscribe for Warrant Shares under clause 6 (Exercise of Subscription Rights);

Warrant Certificate	a certificate evidencing a Warrantholder’s entitlement to Warrants in the form set out in Schedule 1;

Warrant Shares	Ordinary Shares to be issued pursuant to the terms of the Warrants;

Warrantholder	in relation to a Warrant, the person whose name appears in the Register as the holder of the Warrant; and

Warrants	the Initial Warrants and the 2020 Warrants and all rights conferred by this Instrument relating thereto (including the Subscription Rights).

1.2	In this instrument, unless the context otherwise requires:

1.2.1	words and expressions defined in the Companies Act or the Articles shall have the same meanings in this instrument (unless otherwise expressly defined in this instrument);

1.2.2	headings are used for convenience only and shall be ignored in interpreting this instrument;

1.2.3	reference to a clause or schedule is a reference to a clause of, or schedule to, this instrument;

7

1.2.4

reference to (or to any specific provision of) this instrument or any other document or instrument shall be construed as a reference to this instrument, that provision or that document or instrument as in force for the time being and as amended from time to time in accordance with its terms and the prior sanction of a Consent (where consent is required by the terms of this instrument as a condition to such amendment being made);

1.2.5

reference to any gender includes all genders, references to the singular includes the plural (and vice versa) and reference to persons includes bodies corporate, unincorporated associations and partnerships (whether or not any of the same have a separate legal personality);

1.2.6	reference to a statutory provision includes reference to:

(a)	the statute or statutory provision as modified or re-enacted from time to time; and

(b)	any subordinate legislation made under the statutory provision (as modified or re-enacted as set out in clause 1.2.6(a) above);

1.2.7

any words following the terms ‘including’, ‘include’, ‘in particular’, ‘for example’ or any other similar expression shall be construed as illustrative and shall not limit the sense of the words, description, phrase or term preceding those words; and

1.2.8

references to statutory obligations include obligations arising under articles of the Treaty establishing the European Community, and regulations, directives and decisions of the European Union as well as United Kingdom Acts of Parliament and subordinate legislation.

1.3

Unless otherwise specifically provided, where any notice, resolution or document is required by this instrument to be signed by any person, the reproduction of the signature of such person by fax or email shall suffice, provided that confirmation by first class letter is despatched by close of business on the next following Business Day, in which case the effective notice, resolution or document shall be that sent by fax or email (served in accordance with paragraphs 11 and 12 of Schedule 2), not the confirmatory letter.

1.4	This instrument incorporates the schedules to it.

2	CONSTITUTION AND FORM OF WARRANTS

2.1

This instrument constitutes the Warrants, which in aggregate give the Warrantholder(s) the right, upon the terms and subject to the conditions set out in this instrument, to subscribe in cash (subject to clause 6.3.2) at a price per share equal to the Subscription Price for such number of Warrant Shares calculated in accordance with clause 3 (Calculation of number of Warrant Shares).

2.2

Subject to clause 6.3.2 (Exercise of Subscription Rights), each Warrantholder shall be entitled to subscribe in cash at the Subscription Price for that number of Warrant Shares in respect of which it is entitled to be recorded as the holder in the Register on the terms set out in this instrument.

8

2.3	The Warrants shall be in registered form.

2.4	The Warrants are issued subject to the Articles and otherwise on the terms of this instrument (including the Conditions).

2.5

The Company agrees with the Warrantholder(s) and, in consideration of being issued a Warrant Certificate, each Warrantholder agrees with the Company that the Articles (insofar as they relate to the Warrants) and the terms of this instrument shall be binding upon the Company and each Warrantholder and all persons claiming through or under either of them.

2.6	No application will be made for the Warrants to be listed or dealt on any Recognised Investment Exchange (as that term is defined in the Financial Services and Markets Act 2000 (as amended)).

3	CALCULATION OF NUMBER OF WARRANT SHARES

3.1	The number of Warrant Shares over which the Initial Warrants have been issued is 304,758 Warrant Shares.

3.2	The number of Warrant Shares over which the 2020 Warrants shall be issued is 304,758 Warrant Shares.

3.3	The 2020 Warrants shall be issued to Silicon Valley Bank and Kreos Capital V (Expert Fund) LP in equal proportions.

4	CERTIFICATES

4.1

The Company shall issue to each Warrantholder a Warrant Certificate in respect of that number of Warrants to which it is entitled as soon as reasonably practicable following a Warrantholder becoming entitled to such Warrants in accordance with clause 3 (Calculation of number of Warrant Shares).

4.2

If a Warrant Certificate is mutilated, defaced, lost, stolen or destroyed, the Company will replace it on such terms as to evidence and indemnity as the Company may reasonably require and subject to the Warrantholder who is seeking the replacement paying the Company’s reasonable costs (if any) in connection with the issue of the replacement.

4.3	Mutilated or defaced Warrant Certificates must be surrendered before replacements will be issued.

5	TIMING FOR EXERCISE OF SUBSCRIPTION RIGHTS

5.1

The Subscription Rights may be exercised at any time from the date of this instrument until 17:00 GMT on the Final Date and shall be exercised in accordance with clause 6 (Exercise of Subscription Rights).

9

5.2

Subject to clause 7 (Automatic Exercise of Subscription Rights), a failure by any Warrantholder to exercise its Subscription Rights ahead of such time on the Final Date shall mean that such Warrantholder’s outstanding Warrants shall immediately lapse and be cancelled and such Warrantholder shall have no further rights under this instrument.

5.3

Without prejudice to clauses 12 (Liquidation), 13 (Takeovers) and 14 (Company reorganisations – Exchange of Warrants), if the Final Date is likely to occur before the last date for approval of or acceptance of a liquidation, share buyback, takeover or reorganisation event (that is in each case subject to an existing proposal) such as described in the said clauses, the Final Date shall be extended until such last date for approval or acceptance of such event as aforesaid.

6	EXERCISE OF SUBSCRIPTION RIGHTS

6.1

The Subscription Rights may be exercised in whole or in part. If exercised in part, the Subscription Rights must be exercised in tranches of 50,000 Warrants, or in respect of the last tranche of Warrants attached to the outstanding Subscription Rights held by the Warrantholder concerned, such lesser balancing number of Warrants as may be outstanding.

6.2	In order to exercise its Subscription Rights validly, a Warrantholder must deliver the following items to the registered office of the Company:

6.2.1	the Warrant Certificate for the Warrants in respect of which Subscription Rights are being exercised, together with the Notice of Subscription duly completed;

6.2.2	if required pursuant to clause 6.3.1, a remittance by banker’s draft, drawn on a UK clearing bank, (or such other mode of payment as the Company and the Warrantholder shall agree);

6.2.3	the name and address of the Warrantholder to which the Warrant Shares arising on exercise of Subscription Rights are to be issued; and

6.2.4

if and to the extent that the Ordinary Shares issued are to be delivered as ADSs, a completed Issuance and Delivery Instruction in the form set out at Schedule 3 hereto (as such form may be amended from time to time by notice to the Warrantholder) duly completed and executed by the Warrantholder.

6.3	The Subscription Price for each of the Warrant Shares shall, at the absolute discretion of the Warrantholder, be satisfied by any of the following:

6.3.1	the payment by banker’s draft for each of the Warrant Shares at the Subscription Price; or

10

6.3.2

in lieu of a cash payment in respect of the aggregate Subscription Price for the Warrant Shares, the Warrantholder may elect for a reduced number of Warrant Shares (as calculated below) (“Reduced Warrant Shares”) to be issued than the number to which it would be entitled on exercise of the Subscription Rights in full, payment for such Reduced Warrant Shares being satisfied by waiver by the Warrantholder of the right to receive the balance of Warrant Shares to which the Warrantholder is entitled over and above the Reduced Warrant Shares (“Balance Warrant Shares”). In doing so, the Company agrees and acknowledges that, subject to the payment of the par value of the Reduced Warrant Shares pursuant to this clause 6.3.2, the Reduced Warrant Shares to be issued to the Warrantholder (or, in the case of a Warrantholder which has specified in the Notice of Subscription in respect of such Reduced Warrant Shares that it requires to have such Reduced Warrant Shares delivered as ADSs and has delivered a duly completed Issuance and Delivery Instruction to the Company in respect of the same, issued to, deposited with (and otherwise registered in the name of) the custodian of the Depositary (or its nominee)) as fully paid up at the Subscription Price, and the Warrantholder agrees and acknowledges that it waives its Subscription Rights to the Balance Warrant Shares used as consideration for payment of the aggregate Subscription Price. The number of Reduced Warrant Shares the Warrantholder (or Depositary, as applicable) will receive shall be determined as follows:

X = Y (A – B) / A

where:

X = the number of Reduced Warrant Shares to be issued to the Warrantholder or Depositary (as applicable).

Y = the number of Warrant Shares with respect to which the Warrant is being exercised by the Warrantholder (without application of the reduction).

A = the Fair Market Value of one Warrant Share

B = the Subscription Price (provided that, where the relevant Warrants being exercised have a Subscription Price denominated in USD, the Company shall convert such Subscription Price to pounds sterling for the purpose of calculating the aggregate nominal value of such Reduced Warrant Shares using the Exchange Rate on the trading day prior to service of the Notice of Subscription or Automatic Exercise Notice, as the case may be)

Provided always that the Warrantholder shall nevertheless be required to subscribe in cash for the par value of the Reduced Warrant Shares to the extent that if it did not do so the Reduced Warrant Shares would be issued at a discount to the Warrantholder. It being understood that if Warrant

11

Shares are issued pursuant to this clause 6.3.2, notwithstanding that such Warrant Shares are issued at nominal value, the Warrantholder shall be deemed to have paid the relevant Subscription Price per Warrant Share for the purposes of calculating any distribution or share of sale proceeds in each case attributable to the Warrant Shares and to other issued shares of the class for the purposes of the Articles and for all other purposes.

6.4

Delivery of the items specified in clause 6.2 to the Company shall, unless the Company expressly consents otherwise, be an irrevocable election by the Warrantholder to exercise the relevant Subscription Rights.

7	AUTOMATIC EXERCISE OF SUBSCRIPTION RIGHTS

7.1

If, on the Final Date, the Fair Market Value of one Warrant Share is greater than the Subscription Price on such date, the Warrantholder shall be deemed to have automatically exercised its Subscription Rights, on a conditional basis, in respect of all unexercised Warrants on such date on a net issuance basis as set out in Clause

6.3.2

(Exercise of Subscription Rights). In such circumstances, the Company shall (subject at all times to the Company’s obligations under all applicable law and any other regulations, send a notice to the Warrantholder(s)within ten (10) Business Days of the Final Date (such notice being the Automatic Exercise Notice for the purposes of this clause 7) requiring them to pay up a cash amount equal to the aggregate nominal value of the Warrant Shares (such payment being the “Nominal Value Payment”) to be issued pursuant to clause 6.3.2 (“Exercise of Subscription Rights”) and this clause 7.1, and to specify whether such Warrantholder requires any such Warrant Shares to be delivered as ADSs.

7.2

The Warrantholder shall, within ten (10) Business Days of receipt of the Automatic Exercise Notice (the “Nominal Value Payment Period”) provide the Company with the Nominal Value Payment to an account notified by the Company to the Warrantholder, and, if such Warrantholder requires any Warrant Shares to be delivered as ADSs, a duly completed Issuance and Delivery Instruction in respect of such Warrant Shares. Upon receipt of such Nominal Value Payment (and, if applicable, such Issuance and Delivery Instruction) the Warrant Shares to be issued to the Warrantholder (or in the case of a Warrantholder who has delivered an Issuance and Delivery Instruction, the custodian of the Depositary) shall be allotted and issued to the Warrantholder (or the custodian of the Depositary, as applicable) credited as fully paid up in accordance with clause 6.3.2 (Exercise of Subscription Rights) and clause 8.3.1 (Completion). Any failure by a Warrantholder to pay the Nominal ValuePayment (or deliver a duly completed Issuance and Delivery Instruction, if applicable) within the Nominal Value Payment Period shall result in the automatic lapse of any Warrants over Warrant Shares for which the Nominal Value Payment was not made or Issuance and Delivery Instruction not delivered.

8	COMPLETION

8.1

Following a valid exercise of Subscription Rights by a Warrantholder or an automatic exercise of Subscription Rights pursuant to clause 7 (Automatic exercise of Subscription Rights) or clause 13.2.2 (Takeovers), the Company shall in accordance with clause 8.3:

12

8.1.1

allot and issue credited as fully paid to the Warrantholder; or in the event that the Warrantholder has required pursuant to clause 6.2 that Ordinary Shares to be issued from the Exercise of Subscription Rights are to be delivered as ADSs, delivered a duly completed Issuance and Delivery Instruction, and there is an effective registration statement covering the Ordinary Shares to be issued on such exercise, issue to, deposit with (and otherwise register in the name of) the custodian of the Depositary (or its nominee) (“Allotted Shares”) and following such issuance and deposit the Company will direct the Depositary to issue an amount of ADSs via DTC (with such ADSs being eligible for listing on Nasdaq) in accordance with the corresponding Issuance and Delivery Instruction;

8.1.2

immediately following allotment and issue in accordance with clause 8.1.1, enter, or procure that the Company’s Registrars enter the Warrantholder’s name (or (i) its nominee’s or trustee’s name, or (ii) in the case of any Ordinary Shares to be delivered as ADSs, the custodian of the Depositary’s name) in the register of members of the Company as the holder of the Allotted Shares;

8.1.3

immediately following registration in accordance with clause 8.1.2, either: send to the person identified by the Warrantholder pursuant to clause 8.1.1, free of charge, share certificate(s) in respect of the Allotted Shares; and

8.1.4

apply for the admission of the Warrant Shares to trading on any recognised investment exchange on which the Warrant Shares are listed at the time of the allotment and issue pursuant to clause 8.1.1, and shall use its reasonable endeavours to secure such admission to trading no later than ten (10) Business Days after such application.

8.2	The obligations of the Company under clause 8.1 shall be fulfilled within ten (10) days after the Notice of Subscription is lodged at the registered office of the Company.

8.3	The Allotted Shares shall:

8.3.1	be allotted and issued fully paid;

8.3.2	rank pari passu with the relevant class of fully paid Warrant Shares then in issue;

8.3.3

rank for any dividend or other distribution which has previously been announced or declared if the date by which the holder of Warrant Shares must be registered to participate in such dividend or other distribution is after the Exercise Date pursuant to which the Subscription Rights have been exercised; and

13

8.3.4	be free from all claims, liens, charges, encumbrances, equities and third party rights.

8.4

If following allotment of shares pursuant to the exercise of some of the Subscription Rights, some Subscription Rights remain, the Company shall issue a Warrant Certificate to the Warrantholder within 15 Business Days for the balance of the Warrantholder’s Subscription Rights.

9	TRANSFER OF WARRANTS

9.1	Subject to clause 9.2, the Warrants may be transferred in whole or in part by any Warrantholder to any person, provided that the Company has given its prior written consent to such transfer.

9.2

A Warrantholder has the right, with prior written notice, but without the consent of the Company, to transfer the Warrants in whole or in part to a Permitted Transferee, subject to compliance with the provisions of Schedule 2 hereto.

9.3	Notwithstanding any other provisions of this instrument, no transfer shall be made to any person which is a Competitor of the Company or any other Group Company.

9.4	The provisions of Schedule 2 to this instrument shall regulate any transfer of a Warrant.

10	MODIFICATION AND CESSATION OF RIGHTS

10.1	This instrument may be modified only with the prior sanction of Consent.

10.2	This instrument ceases to have effect on the earlier of:

10.2.1	the date upon which all Subscription Rights have been exercised in full; and

10.2.2	the Final Date.

11	ADJUSTMENT OF WARRANT

11.1

Upon the occurrence of an Adjustment after the date of this Instrument but prior to the Final Date, the number and/or nominal value of Warrant Shares to be, or capable of being subscribed on any subsequent exercise of the Subscription Rights conferred by each issued Warrant and/or the Subscription Price will be adjusted in such manner as the Auditors shall certify to be fair and reasonable so that the Warrants shall, after such adjustment, entitle the Warrantholder(s) on exercise to receive the same percentage of the share capital of the Company in issue or capable of being issued following the implementation of the Adjustment, carrying the same proportion of votes exercisable at a general meeting of shareholders, for the same Aggregate Subscription Price, in each case as nearly as practicable, as would have been the case if no Adjustment had occurred, provided that the Subscription Price shall not in any event be reduced so that, upon exercise of the Subscription Rights, Warrant Shares would fall to be issued at a discount to their nominal value.

14

11.2

Within ten (10) days after days after an Adjustment, or, if later, within 10 days after the response of the auditors to any certification required by clause 11.1, notice of such adjustments will be given to the Warrantholder(s) detailing the number of Warrant Shares for which the Warrantholder(s) are entitled to subscribe in consequence of any such adjustment. Replacement Warrant Certificates shall be issued accordingly.

12	LIQUIDATION

12.1

If an order is made or an effective resolution is passed for the winding-up or dissolution of the Company or if any other dissolution of the Company by operation of law is to be effected whilst any Subscription Rights remain exercisable, then the provisions of clause 12.2 or, as the case may be, clause 12.3 shall apply.

12.2

If the winding-up or dissolution is for the purpose of a reconstruction, amalgamation or merger the Warrantholder shall be entitled to be granted by the reconstructed, amalgamated or merged company a substituted warrant of the value of the Warrant immediately prior to such reconstruction, amalgamation or merger.

12.3

If clause 12.2 does not apply, the Company shall immediately notify the Warrantholder(s) in writing that such an order has been made or resolution has been passed or other dissolution is to be effected. The Warrantholder(s) shall be entitled at any time within three (3) months after the date such notice is given to elect by notice in writing to the Company to be treated as if they had, immediately before the date of the making of the order or passing of the resolution or other dissolution, exercised the Subscription Rights and they shall be entitled to receive out of the assets which would otherwise be available in the liquidation to the holders of Warrant Shares, such a sum, if any, as they would have received had they been the holders of and paid for the Warrant Shares to which they would have become entitled by virtue of such exercise, after deducting from such sum the amount which would have been payable by them in respect of the Warrant Shares if they had exercised the Subscription Rights. Nothing contained in this clause 12.3 shall have the effect of requiring the Warrantholder(s) to make any actual payment to the Company.

13	TAKEOVERS

13.1

Subject to clause 13.6, if at any time an offer or invitation is made by the Company to the holders of the Ordinary Shares for the purchase by the Company of any of its Ordinary Shares, the Company shall promptly and without delay give notice thereof to each Warrantholder who shall be entitled, at any time whilst such offer or invitation is open for acceptance, to exercise its Subscription Rights to the extent that such rights have not been exercised or lapsed prior to the record date of such offer or invitation so as to take effect, in so far as is reasonably practicable, as if it had exercised its rights immediately prior to the record date of such offer or invitation.

15

13.2

Subject to clause 13.6, if at any time an offer is made to all holders of Ordinary Shares (or all holders of Ordinary Shares other than the offeror and/or any company controlled by the offeror and/or persons acting in concert with the offeror) to acquire the whole or any part of the issued share capital of the Company and the Company becomes aware that as a result of such offer the right to cast a majority of the votes which may ordinarily be cast on a poll at a general meeting of the Company may, if such offer becomes unconditional in all respects, become vested in the offeror and/or such persons or companies (the “Buyer”) as aforesaid (the “Offer”):

13.2.1

The Company shall, give notice to each Warrantholder within ten (10) Business Days of its becoming so aware, and each Warrantholder shall be entitled to exercise its Subscription Rights, conditional upon the Offer being declared unconditional in all respects, within thirty (30) days of such notice having been given by the Company (to the extent that such rights have not lapsed or been exercised prior to the record date of such Offer), and to accept or otherwise participate in such Offer on the same terms as made to all holders of Ordinary Shares.

13.2.2

If the Company fails to give notice as required by clause 13.2.1 (subject at all times to the Company’s obligations under applicable law and any other regulations ) then, provided that immediately prior to the date that the Offer is made the offer price under the Offer is greater than the Subscription Price on such date and conditional upon the Offer being declared or becoming unconditional in all respects, the Warrantholder shall be deemed to have automatically exercised its Subscription Rights in respect of all unexercised Warrants on such date at the Subscription Price on a net issuance basis as set out in clause 6.3.2 (Exercise of Subscription Rights). In such circumstances, the Company shall send a notice to the Warrantholder(s) promptly and without delay (such notice being the “Exercise Notice” for the purposes of this clause 13.2.2) upon either a Warrantholder notifying the Company of its failure to give notice as required by clause 13.2.1 or the Company or the Buyer becoming aware of the Company’s failure to give such notice requiring the Warrantholder(s) to provide the Company with the Nominal Value Payment to an account notified by the Company to the Warrantholder, and, if such Warrantholder requires any Warrant Shares to be delivered as ADSs, a duly completed issuance and delivery instruction in respect of such Warrant Shares. Upon receipt of such Nominal Value Payment and Issuance and Delivery Instruction (if applicable), subject to clause 13.3 the Warrant Shares to be issued to the Warrantholder (or to the custodian of the Depositary, if applicable) on a net issuance basis pursuant to clause 6.3.2 (Exercise of Subscription Rights) shall be allotted and issued to the Warrantholder (or the custodian of the Depositary, if applicable) credited as fully paid up in accordance with clause 6.3.2 (Exercise of Subscription Rights) and clause 8.3.1.

13.2.3

Nothing in this clause 13.2 shall oblige the Warrantholder(s) to accept any Offer made hereunder, save to the extent that such Offer, whether by court order or otherwise, shall have become binding on all shareholders and the offer price under such Offer is greater than the Subscription Price, in which case the Warrantholder(s) shall be deemed to have accepted it on the terms set out herein.

16

13.3	[Not used]

13.4	[Not used]

13.5

For the avoidance of doubt, publication of a compromise or scheme of arrangement under the Companies Act providing for the acquisition by any person of the whole or any part of the issued share capital of the Company shall be deemed to be the making of an Offer for the purposes of this clause 13.

13.6

If, for whatever reason, a Warrantholder fails, refuses or declines to exercise its Subscription Rights within sixty (60) days of an Offer having become unconditional in all respects, the Warrants held by such Warrantor shall automatically lapse and no Warrant Shares shall be issued to the Warrantholder thereunder.

14	COMPANY REORGANISATIONS – EXCHANGE OF WARRANTS

14.1

A company reorganisation occurs if the Company merges with or transfers all or substantially all of its assets and undertaking to a new company (“Newco”) and the shareholders of Newco are substantially the same as the shareholders of the Company immediately before the Company reorganisation, with shares having the same rights as those of the Company.

14.2

If there is a company reorganisation, the Company shall, save to the extent proposed by the Company and sanctioned by a Consent, use reasonable endeavours to procure that new warrants over the share capital of the Newco are granted with equivalent rights and on terms applying in this instrument mutatis mutandis and on such grant the existing Warrants shall lapse.

15	INFORMATION AND RIGHTS OF WARRANTHOLDER(S)

15.1	The Company shall:

15.1.1

send to each Warrantholder a copy of its annual reports and audited accounts together with all documents required by law to be annexed to that report at the same time they are provided to the holders of the Ordinary Shares;

15.1.2	send to each Warrantholder copies of any statements, notices or circulars sent to the holders of the Ordinary Shares; and

15.1.3	give to each Warrantholder not less than 30 days’ prior written notice of its intention to declare or pay a dividend or other distribution on the Ordinary Shares.

15.2

The Warrantholder(s) may attend all general meetings of members of the Company and meetings of the holders of Ordinary Shares but may not vote at those meetings by virtue of or in respect of their holdings of Warrants.

17

15.3	Each Warrantholder shall keep confidential any information received by it in its capacity as a Warrantholder which is of a confidential nature except:

15.3.1	as required by law or any applicable regulations;

15.3.2	to the extent the information is in the public domain through no default of the Warrantholder; and

15.3.3	each Warrantholder will be entitled to divulge such information to any other Warrantholder and any proposed transferee of Warrants on the same terms as to confidentiality.
16	RESTRICTIONS ON AND UNDERTAKINGS OF THE COMPANY

16.1	For so long as the Warrants are outstanding, the Company will:

16.1.1

to the extent that the Company has a limit on its authorised share capital, keep available for issue and free from pre-emptive rights, out of its authorised but unissued share capital, such number of Warrant Shares as will enable the Subscription Rights of the Warrantholder(s) to be satisfied in full;

16.1.2

ensure that the Directors have all necessary authorisations and disapplications of pre-emption (including under the Companies Act) to allot such number of Warrant Shares as will enable the Subscription Rights of the Warrantholder(s) to be satisfied in full at any time;

16.1.3	[Not used]

16.1.4

not make any issue, grant or distribution or take any other action the effect of which would be that on exercise of any of the Subscription Rights it would be required to issue Warrant Shares at a discount to their nominal value; and

16.1.5	not buy any Warrants unless it offers to buy Warrants from all Warrantholders in proportion to their respective holdings of Warrants.

17	WARRANTIES

17.1	The Company warrants to the Warrantholder(s) that:

17.1.1	it has the power to execute and to perform its obligations under this instrument;

17.1.2	it has taken all action necessary to authorise the execution of, and the performance of its obligations under this instrument;

17.1.3

all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will be, upon issuance, be duly authorised, validly issued and fully paid and free of any liens and encumbrances;

18

17.1.4

it and the Directors have, and have obtained all necessary shareholder and third party consents (which consents are subsisting and remain sufficient and have not been revoked at the Issue Date), to grant the Warrant to the Warrantholder(s) on the Issue Date on the terms of this Warrant; and

17.1.5	[Not used].

18	NOTICES

Any notice to the Warrantholder(s) required for the purposes of any provision of this instrument shall be given in accordance with the provisions of paragraphs 10 to 13 (inclusive) of Schedule 2.

19	COSTS AND EXPENSES

19.1

The Company shall promptly pay to the Warrantholder(s) on the Warrantholder’s demand, the reasonable legal expenses plus applicable VAT and disbursements incurred by the Warrantholder in connection with:

19.1.1	any amendment or supplement to this instrument, or any proposal for such an amendment to be made, provided such amendment or supplement has been requested or necessitated by the Company; and

19.1.2

any consent or waiver by the Warrantholder(s) concerned under or in connection with this instrument or any request for such a consent or waiver, provided that such consent or waiver has been requested or necessitated by the Company; and

19.1.3	any step taken reasonably and properly by the Warrantholder with a view to the protection, exercise or enforcement of any right or interest created by this instrument.

20	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this instrument shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this instrument. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

21	FURTHER ASSURANCE

The Company shall, at its own cost and expense, execute all such deeds and documents and do all such acts and things as may reasonably be required in order to give effect to this instrument, including vesting on issue the full legal and beneficial title to the Warrant Shares in the Warrantholder.

19

22	SEVERABILITY

Each of the provisions of this instrument is distinct and severable from the others and if at any time one or more of such provisions is or becomes valid, unlawful or unenforceable (whether wholly or to any extent), the validity, lawfulness and enforceability of the remaining provisions (or the same provision to any other extent) of this instrument shall not in any way be affected or impaired.

23	GOVERNING LAW

The provisions of this instrument and the Conditions and any dispute or claim arising out of or in connection with them (including any dispute or claim relating to non- contractual obligations) shall be subject to and governed by English law and the Company and the Warrantholder(s) submit to the exclusive jurisdiction of the English Courts in relation to any such dispute or claim.

The Company intends this instrument to be a deed poll and accordingly it or its duly authorised representatives execute and deliver it as such.

20

SCHEDULE 1

Form Of Warrant Certificate

MEREO BIOPHARMA GROUP PLC (“COMPANY”)

A company registered in England and Wales under Company number 09481161

WARRANT CERTIFICATE

This certificate is issued pursuant to the warrant instrument issued by the Company on                      2018 (“Warrant Instrument”). Words and expressions used in this certificate which are defined in the Warrant Instrument have the meanings given to them in the Warrant Instrument.

Certificate number: [•]

Date of issue:	2018

Name and address of Warrantholder:	[Silicon Valley Bank of 3003 Tasman Drive, Santa Clara, California 95054 US (UK branch at Alphabeta 14-18 Finsbury Square, London EC2A 1BR)]

[Kreos Capital V (Expert Fund) LP of 47 Esplanade, St. Helier, Jersey JE1 0BD]

Number of [Initial/2020] Warrant Shares for which the Warrantholder may subscribe [•].

Subscription Price: [£2.95/$0.4316]

This is to certify that the Warrantholder named above is the registered holder of the right to subscribe in cash for Warrant Shares at the subscription price set out above subject to the Articles and otherwise on the terms and conditions set out in the Warrant Instrument (a copy of which is available for inspection at the registered office of the Company).

EXECUTED as a deed, but not delivered until)
the date specified on this certificate, by	)
MEREO BIOPHARMA GROUP PLC	)
by a director in the)
presence of a witness:
Director

Witness Signature:

Witness Name (block capitals):

Witness Address:

Witness Occupation:

21

Schedule to the Warrant Certificate

Notice of Subscription

To: The Directors

MEREO BIOPHARMA GROUP PLC (“Company”)

This notice is issued pursuant to the warrant instrument issued by the Company on                          (“Warrant Instrument”). Words and expressions used in this notice which are defined in the Warrant Instrument have the meanings given to them in the Warrant Instrument.

We hereby irrevocably elect to exercise [number] [Initial/2020] Warrants issued to us by the Company pursuant to the Warrant Instrument and purchase thereunder (and surrender herewith the relevant warrant certificate) as follows:

(1)

(A)          Warrant Shares to be issued to the Warrantholder (or its nominee or trustee) as                 Ordinary Shares pursuant to the Warrant Instrument;

(B)          Warrant Shares to be issued to the custodian of the Depositary for delivery to the                 Warrantholder as ADSs pursuant to the Warrant Instrument.

(2) We wish to satisfy the aggregate Subscription Price for the Warrant Shares in respect of the Subscription Rights we are exercising as follows [delete options as necessary]:

(A) [by payment by banker’s draft, we attach a banker’s draft to this notice];

(B) [by cash payment by wire transfer of immediately available funds to the following account of the Company:

[Use in case of an aggregate Subscription Price denominated in GBP:

Account Name: Mereo BioPharma Group plc

Bank: Silicon Valley Bank

Account No: 20150636

Sort Code: 62-10-00

BIC/SWIFT: SVBKGB2L

IBAN: GB18 SVBK62 1000 2015 0636]

22

[Use in case of an aggregate Subscription Price denominated in USD:

Account Name: Mereo BioPharma Group plc

Bank: Silicon Valley Bank

Account No: 20150644

Sort Code: 62-10-00

IBAN: GB93SVBK62100020150644]]

(C) [by satisfying the aggregate Subscription Price by electing to receive a reduced number of Warrant Shares, in accordance with clause 6.3.2].

We direct the Company:

[use for a request under option (1)(A) above] to issue [number] of Ordinary Shares to be issued pursuant to this exercise in the following numbers to the following proposed allottees, each of which is either a Warrantholder, a nominee or trustee of a Warrantholder or a transferee of one of those persons approved in accordance with clause 9.1 of the Warrant Instrument]

Number/percentage of shares	Name of proposed allottee	Address of proposed allottee
1

[OR] use for a request under option (1)(B) above] to issue, allot, and deposit [number] of Ordinary Shares to be issued pursuant to this exercise to the custodian (or its nominee) of the Depositary and that following such issuance and deposit, to direct the Depositary to issue an amount of ADSs via DTC in accordance with the Issuance and Delivery Instruction corresponding to this Notice of Subscription.

The Warrantholder represents and warrants that this Notice of Subscription has been duly signed and constitutes a valid and binding act to exercise the said Warrants.

Place and date:

23

Name of Warrantholder:

By:
Title:

The above exercise is acknowledged and accepted. Place and date:

MEREO BIOPHARMA GROUP PLC

By:
Title:

24

SCHEDULE 2

Conditions

1	An accurate Register will be kept and maintained at all times by the Company at its registered office and there shall be entered in the Register:

1.1	the names and addresses of the persons for the time being entitled to be registered as the holders of the Warrants;

1.2	the number of Warrants held for the time being by every registered holder; and

1.3	the date on which the name of every registered holder is entered in the Register in respect of the Warrants in its name.

2

Any change in the name or address of any Warrantholder shall promptly be notified to the Company which shall cause the Register to be altered accordingly. The Warrantholders or any of them and any person authorised by any Warrantholder shall be at liberty at all reasonable times during office hours to inspect the Register and to take copies of or extracts from it or any part of it.

3

The Company shall be entitled to treat each Warrantholder as the absolute owner of a Warrant and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by law, be bound to recognise any equitable or other claim to or interest in a Warrant on the part of any other person, whether or not it shall have express or other notice of such a claim.

4

Each Warrantholder will be recognised by the Company as entitled to the Warrants free from any equity, set-off or cross-claim on the part of the Company against the original or any intermediate holder of the Warrants.

5	Each transfer of a Warrant shall be made by an instrument of transfer in the usual or common form or in any other form which may be approved for the time being by the Directors.

6

The instrument of transfer of a Warrant shall be executed by or on behalf of the transferor but need not be executed by or on behalf of the transferee. The transferor shall be deemed to remain the holder of the Warrant until the name of the transferee is entered in the Register in respect of the Warrant being transferred.

7

The Directors may decline to recognise any instrument of transfer of a Warrant unless the instrument is deposited at the registered office of the Company accompanied by the Warrant Certificate for the Warrant to which it relates, and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The Directors may waive production of any Warrant Certificate upon production to them of satisfactory evidence of the loss or destruction of the Warrant Certificate together with such indemnity as they may require.

25

8	No fee shall be charged for any registration of a transfer of a Warrant or for the registration of any other documents which in the opinion of the Directors require registration.

9	The registration of a transfer shall be conclusive evidence of the approval by the Directors of such a transfer.

10

Each Warrantholder shall register with the Company an address in the United Kingdom to which notices can be sent. If any Warrantholder fails to register an address with the Company, notice may be given to that Warrantholder by sending it by any of the methods referred to in paragraph 11 of this Schedule 2 to that Warrantholder’s last known place of business or residence or, if none, by exhibiting it for three days at the registered office for the time being of the Company.

11

Notices and other communications to Warrantholders may be given by personal delivery, prepaid letter by first class post or, subject to clause 1.3 of this instrument, fax or email. In proving service of any notice or other communication sent by post, it shall be sufficient to prove that the envelope containing the notice or other communication was properly addressed and stamped and was deposited in a post box or at the post office.

12	A notice or other communication given pursuant to the provisions of paragraph 11 of this Schedule 2 shall be deemed to have been served:

12.1	at the time of delivery, if delivered personally to the registered address;

12.2	on the second Business Day following its posting, if sent by prepaid letter by first class post to an address in the United Kingdom; and

12.3	at 09:00 hours on the Business Day following the despatch of the fax, if sent by fax.

13

All notices and other communications with respect to Warrants standing in the names of joint registered holders shall be given to whichever of such persons is named first in the Register and such notice so given shall be sufficient notice to all the registered holders of such Warrants.

14

Any person who, whether by operation of law, transfer or other means whatsoever, shall become entitled to any Warrant, shall be bound by every notice in respect of such Warrant which, prior to its name and address being entered on the Register, shall have been duly given to the person from which it derives its title to such Warrant.

15

When a given number of days’ notice or notice extending over any other period is required to be given, the day of service shall be included but the day upon which such notice will expire shall not be included in such number of days or other period. The signature to any notice to be given by the Company may be written or printed.

16

Meetings of Warrantholders shall be convened and conducted in the same way as meeting of shareholders of the Company are convened and conducted. Accordingly, the provisions of Articles shall apply to meetings of the Warrantholders mutatis mutandis.

26

SCHEDULE 3

ADS Issuance and Delivery Instruction

[DATE]

Citibank, N.A., as Depositary

388 Greenwich Street

New York, New York 10013

Attn.: Mr. Brian M. Teitelbaum (brian.m.teitelbaum@citi.com)

With a copy simultaneously delivered to:

Citibank, N.A., London Branch

25 Canada Square

Canary Wharf

London E14 5LB, England

Attn.: UK Custody Settlements

Custody Team (uksettlements@citi.com)

Re: Issuance and Delivery Instruction - Mereo BioPharma Group plc (CUSIP No.: 589492107) – Deposit & Hold

Dear Sirs:

Reference is made to the Deposit Agreement, dated as of April 23, 2018, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Mereo BioPharma Group plc, a public limited company incorporated under the laws of England and Wales and its successors (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder. All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

In accordance with the terms and subject to the limitations set forth in the Deposit Agreement, promptly following the Depositary’s receipt of confirmation from the Custodian that the Custodian has received a deposit of the number of Shares specified below made by the Company for the benefit of the undersigned holder thereof (the “Holder” and together with the Company, the “Undersigned”), the Undersigned hereby jointly instruct the Depositary, and the Depositary hereby agrees:

(i) to promptly accept for deposit the number of Shares and issue the number of ADSs as specified below:

27

Number of Shares deposited:	Shares

Number of ADSs (CUSIP No.: 589492107; each ADS representing five (5) Shares to be issued:

ADSs

and (ii) to promptly deliver such Program ADSs, as follows:

Name of DTC Participant to which the ADSs are to be delivered:

DTC Participant Account No.:

Account No. for recipient of ADSs at DTC Participant (f/b/o/ information):

Name on whose behalf the above number of ADSs are to be issued and delivered:

Contact person at DTC Participant:

Daytime telephone number of contact person at DTC:

The Company hereby confirms and certifies that (i) the registration statement on Form F-3 (File No. 333-239708) (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 6, 2020, registers the resale of the above Shares represented by ADSs, such ADSs will be freely transferable following the issuance thereof by the Depositary, and there are no legal restrictions on subsequent transfers of the ADSs to be issued hereunder under the laws of England and Wales or the United States, (ii) the Registration Statement is effective under the Securities Act of 1933, as amended (the “Securities Act”), and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

The Holder hereby represents and covenants to, and for the benefit of, the Depositary and Citibank, N.A.—London Branch (the “Custodian”), that (i) the Holder is not an “affiliate” of the Company as that term is defined in Rule 144 promulgated by the Commission under the Securities Act and has not been an affiliate at any time during the 90 days immediately preceding the date hereof, and (ii) all stamp duty taxes, including, without limitation, the U.K. Stamp Duty Reserve Tax (“SDRT”), will be paid in full and on a timely basis to the extent such taxes are payable in respect of the deposit of the Shares and the issuance and delivery of the ADSs as contemplated herein.

28

Each of the Holder and, to the extent it is not unlawful for the Company to do so under the applicable laws of England and Wales, the Company agrees to indemnify the Depositary and the Custodian for, and to hold the Depositary and the Custodian harmless against, all losses, liabilities, taxes, charges, penalties or expenses (including reasonable legal fees and disbursements), incurred by the Depositary and/or by the Custodian or to which the Depositary and/or the Custodian may become subject to and arising directly or indirectly from the failure by any person to pay (or discharge) any applicable stamp duty taxes, including, without limitation, SDRT, or any other similar duty or tax in connection with the deposit of the Shares and the issuance and delivery of the ADSs as contemplated herein, save to the extent that such losses, liabilities, taxes, charges, penalties or expenses are due to the negligence or bad faith of the Custodian or the Depositary.

[HOLDER]	MEREO BIOPHARMA GROUP PLC

By:	By:
Name:	Name:
Title:	Title:

29

SIGNATURE PAGE

EXECUTED and delivered as a DEED by
MEREO BIOPHARMA GROUP PLC

Signature of Director

Name of Director

Signature of Secretary

Name of Director

30

IN WITNESS WHEREOF this agreement has been executed as a deed and delivered by the parties on the date first above written.

EXECUTED and delivered as a DEED by
MEREO BIOPHARMA GROUP PLC

Signature of Director

Name of Director

Signature of Secretary

Name of Secretary

Executed and delivered
as a DEED by KREOS CAPITAL V
(UK) LIMITED acting by two directors	Director

a director

a director	Director

Executed and delivered

as a DEED by SILICON VALLEY BANK

a California corporation acting by
Authorised Signatory
an authorised signatory, being a person who, in accordance with the laws of that territory, is acting under the authority of the corporation

Authorised Signatory